As filed with the U.S. Securities and Exchange Commission on April 30, 2009

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 131
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 132
(Check appropriate box or boxes.)

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Income Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts 02110

(Approximate Date of Proposed Offering) Continuous

It is proposed that this filing will become effective on April 30, 2009, pursuant to Rule 485(b).

*	This filing relates solely to: Legg Mason Partners Corporate Bond Fund (formerly known as Legg Mason Partners Investment Grade Bond Fund), Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Government Securities Fund and Legg Mason Partners Short-Term Bond Fund (formerly known as Legg Mason Partners Short-Term Investment Grade Bond Fund)

PROSPECTUS / APRIL 30, 2009

Legg Mason Partners Corporate Bond Fund

Class A, B, C, FI, R, I and P Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Corporate Bond Fund

Investments, risks and performance

Investment objective

The fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of the value of its assets in “investment grade” fixed income securities and related investments and at least 80% of the value of its assets in corporate debt securities and related investments. The fund also may invest in U.S. government securities and U.S. dollar denominated fixed income securities of foreign issuers.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Corporate debt securities

Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small-, mid- and large capitalizations. Corporate debt may carry variable or floating rates of interest.

2	Legg Mason Partners Funds

Maturity

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

Under normal circumstances, the fund invests at least 80% of its assets in investment grade fixed income securities and in related investments. Investment grade securities are securities rated at the time of purchase by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated in the lowest category of investment grade (BBB or Baa) are deemed to have speculative characteristics.

The fund may invest up to 20% of its assets in securities rated at the time of purchase by an NRSRO as below investment grade or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated below investment grade are commonly referred to as “junk bonds.” These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Adverse economic conditions or other adverse circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

In the event that a security is rated by multiple NRSROs and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indices or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

Legg Mason Partners Corporate Bond Fund	3

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have

4	Legg Mason Partners Funds

been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Principal risks of investing in the fund

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. Following is a description of the principal risks of investing in the fund.

•

Market and interest rate risk. The market price of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific

Legg Mason Partners Corporate Bond Fund	5

conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

•

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative.

6	Legg Mason Partners Funds

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

•

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. Using derivatives can also increase the fund’s volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

•

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience

Legg Mason Partners Corporate Bond Fund	7

when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

•

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below market interest rates. This may cause the fund’s share price to be more volatile.

•

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying asset or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

8	Legg Mason Partners Funds

•

Foreign securities risk. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

•

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector, country or region, or about interest rates, may be incorrect.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s Statement of Additional Information (“SAI”). Before investing, you should carefully consider the risks that you will assume.

For more information about the fund, please also see the fund’s website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

Who may want to invest

The fund may be an appropriate investment if:

•	You are seeking a high level of current income

Legg Mason Partners Corporate Bond Fund	9

•	You wish to diversify your investment portfolio by adding an investment in corporate debt securities

•	You are willing to accept the risks of the fund, including the risks associated with derivatives and foreign securities

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class B shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad-based securities market index or other benchmark. Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class B shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance of a share class with higher expenses than Class B expenses would have been lower than that shown, and the performance of a share class with expenses lower than Class B expenses would have been higher than that shown.

10	Legg Mason Partners Funds

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

TOTAL RETURN FOR CLASS B SHARES[1]

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 7.79% in third quarter 2002; Lowest: (14.49)% in third quarter 2008.

Legg Mason Partners Corporate Bond Fund	11

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)[1]
	1 YEAR	5 YEARS	10 YEARS
Class B
Return before taxes	(26.84)%	(3.42)%	0.82%
Return after taxes on distributions[2]	(28.47)%	(5.09)%	(1.05)%
Return after taxes on distributions and sale of fund shares[2]	(17.28)%	(3.61)%	(0.29)%
Other Classes (Return before taxes only)
Class A3	(26.37)%	(3.52)%	0.94%
Class C	(24.39)%	(3.32)%	0.83%
Class I	(22.72)%	(2.31)%	1.76%
Barclays Capital U.S. Credit Index[4,6]	(3.08)%	2.65%	4.85%
Lipper Corporate Debt Funds A-Rated Average[5,6]	(23.26)%	(2.89)%	1.21%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor. Prior to September 2, 2008, the fund was named Legg Mason Partners Investment Grade Bond Fund.

[2]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns for other share classes will vary.

[3]

On November 20, 2006, the maximum initial sales charge on Class A shares was reduced for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the reduced maximum initial sales charge had been in effect for the entire period.

[4]

The Barclays Capital U.S. Credit Index is a broad-based bond index composed of government and corporate issues, rated investment grade (rated Baa3/BBB- or higher), and having at least one year to maturity.

[5]	The Lipper Corporate Debt Funds A-Rated Average is composed of mutual funds investing in corporate bonds and reflects deductions for fees and expenses.

[6]

It is not possible to invest directly in an index or an average. An index does not reflect deductions for fees, expenses or taxes. An average reflects fees and expenses but no deductions for sales charges or taxes.

12	Legg Mason Partners Funds

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended December 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I	CLASS P1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%[2]	None	None	None	None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[2]	4.50%	1.00%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I	CLASS P1
Management fees[3]	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	0.25%	0.50%	None	0.50%
Other expenses	0.27%[4]	0.46%[4]	0.56%[4]	0.25%[5]	0.25%[5]	0.10%[5]	0.10%[5]
Total annual fund operating expenses	1.17%[4]	1.86%[4]	1.91%[4]	1.15%[5]	1.40%[5]	0.75%[5]	1.25%[5]

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same, except for the effect of

Legg Mason Partners Corporate Bond Fund	13

certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)[6,7]	$539	$784	$1,049	$1,805
Class B (redemption at end of period)[6,7]	$639	$888	$1,113	$2,019	[8]
Class B (no redemption)[6,7]	$189	$588	$1,013	$2,019	[8]
Class C (redemption at end of period)[6,7]	$294	$603	$1,039	$2,251
Class C (no redemption)[6,7]	$194	$603	$1,039	$2,251
Class FI (with or without redemption)[6]	$117	$365	$632	$1,398
Class R (with or without redemption)[6]	$143	$444	$766	$1,680
Class I (with or without redemption)[6]	$77	$240	$417	$930
Class P1 (with or without redemption)[6]	$127	$396	$686	$1,511

[1]

Class P shares are not currently available for purchase. The fund’s Board has approved a reorganization (the “Reorganization”) pursuant to which the fund would acquire the assets and assume the liabilities of Legg Mason Investment Grade Income Portfolio (the “Acquired Fund”). If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization Class P shares will be available for purchase solely by the holders of the Primary shares of the Acquired Fund who received Class P shares as of the date of the Reorganization.

[2]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[3]

The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.65% on assets up to and including $500 million and 0.60% on assets over $500 million. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization, the fund’s management fee would be reduced to 0.55% of the average daily net assets of the fund.

[4]

The amount set forth in “Other expenses” for Class A shares has been revised to reflect the estimated effect of prospectus and shareholder report printing and mailing expenses expected to be incurred going forward. In addition, “Other expenses” for Class A, Class B and Class C shares have been estimated to reflect the estimated effect of certain contractual recordkeeping fees payable to a Service Agent, which became effective on October 1, 2008. Class A, Class B and Class C shares are also authorized to pay fees for recordkeeping services to other Service Agents. As a result, “Other expenses” of Class A, Class B and Class C shares are expected to increase over time.

[5]

“Other expenses” for Class FI, Class R and Class P shares have been estimated based on expenses incurred by Class I shares because no Class FI, Class R or Class P shares were outstanding during the fiscal year ended December 31, 2008. Class FI, Class R and Class I shares are authorized to pay fees for recordkeeping services. As a result, “Other expenses” of Class FI, Class R and Class I shares are expected to increase over time. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization, management will contractually agree to waive fees and /or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 0.65% for Class I shares and 1.15% for Class P shares, respectively, until April 30, 2010. Under this contractual agreement, the manager will be permitted to recapture amounts previously waived or reimbursed by the manager to the fund during the previous 12 months if the fund’s total annual operating expenses have fallen to a level below the contractual expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the contractual expense cap and in no case will the aggregate amounts recaptured by the manager exceed the amounts previously waived or reimbursed by the manager.

[6]	Does not reflect the lower management fee or contractual expense caps that are proposed to be adopted upon the completion of Reorganization.

[7]

Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on October 1, 2008 and will increase annually over the next three years.

[8]	Assumes conversion to Class A shares approximately eight years after purchase.

14	Legg Mason Partners Funds

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

The fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

The portfolio managers emphasize individual bond selection while diversifying the fund’s investments across a range of issues, industries and maturity dates. When selecting securities for investment, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various companies and debt security issues

•	Identify undervalued corporate debt securities issues and attempt to avoid issues that may be subject to credit downgrades

•	Determine sector and maturity weightings based on intermediate and long-term assessments of the economic environment and interest rate outlook

The portfolio managers monitor the fund’s portfolio and make ongoing adjustments based on the relative values or maturities of individual corporate debt securities or changes in the creditworthiness or overall investment merits of an issue.

Fixed income securities

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer or borrower of the security usually pays a fixed, variable, or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as

Legg Mason Partners Corporate Bond Fund	15

certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Zero coupon bonds, pay-in kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Stripped securities

Certain fixed income securities, called stripped securities, may represent the right to receive either payments of principal (called “POs”) or payments of interest (called “IOs”) on underlying pools of

16	Legg Mason Partners Funds

mortgages or on government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them.

Corporate loans

The fund may invest in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Corporate loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or are secured with collateral. In addition, corporate loans are generally subject to liquidity risk. The fund may acquire an interest in corporate loans by purchasing participations in and assignments of portions of corporate loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.”

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government

Legg Mason Partners Corporate Bond Fund	17

National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the

18	Legg Mason Partners Funds

U.S. Government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are materially below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The fund may invest in collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), which

Legg Mason Partners Corporate Bond Fund	19

include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

CDOs are a type of asset-backed security. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due

20	Legg Mason Partners Funds

to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Preferred stock and convertible securities

The fund may invest in preferred stock and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in equity securities and equity-like securities. Equity securities include warrants, rights exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

Legg Mason Partners Corporate Bond Fund	21

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is

22	Legg Mason Partners Funds

made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Forward roll transactions

The fund may engage in forward roll transactions (also referred to as mortgage dollar rolls). A forward roll transaction involves a forward commitment by the fund (see “When-issued securities, delayed delivery and forward commitment transactions” above). In general, in a forward roll transaction, the fund sells a mortgage security while simultaneously agreeing to repurchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. The fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date, the fund sells the security and agrees to repurchase a similar security at a later time.

An obligation to repurchase securities on a specified future date involves a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

Reverse repurchase agreements and other borrowings

The fund may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund of the money borrowed.

Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Legg Mason Partners Corporate Bond Fund	23

Short-term investments

The fund may invest in cash or short-term money market instruments, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Counterparty risk

When the fund engages in certain transactions with another party (a counterparty) relating to underlying securities, such as certain derivative transactions, when-issued, delayed delivery and forward commitment transactions, forward or mortgage dollar roll transactions, reverse repurchase agreements and repurchase agreements, the fund will be subject to the credit risk presented by the counterparty. In the event that the counterparty files for bankruptcy, becomes insolvent or defaults on its obligation to the fund, the fund may be adversely affected.

Portfolio turnover

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. To the extent the fund holds uninvested cash, the fund is subject to risk with respect to the depository institution holding the cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

24	Legg Mason Partners Funds

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Percentage limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent changes in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Corporate Bond Fund	25

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2008, LMPFA’s total assets under management were approximately $172 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.

Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2008, the total assets under management of Western Asset and its supervised affiliates were approximately $513.3 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $698.2 billion.

Portfolio Managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, and Jeffrey D. Van Schaick, Carl L. Eichstaedt, Edward A. Moody and Mark Lindbloom. Messrs. Leech, Walsh, and Van Schaick and Eichstaedt have been portfolio managers of the fund since February 2006. Messrs. Moody and Lindbloom have been portfolio managers of the fund since August 2007. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund.

26	Legg Mason Partners Funds

Messrs. Leech, Walsh, Van Schaick, Eichstaedt and Moody are portfolio managers of Western Asset and have been employed by Western Asset for more than five years.

Mr. Lindbloom is a portfolio manager with Western Asset. Mr. Lindbloom joined Western Asset in 2006. Prior to that time, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1986.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers, and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended December 31, 2008, the fund paid a management fee of 0.65% of the fund’s average daily net assets for investment management services.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended December 31, 2008.

Reorganization

The fund’s Board has approved a reorganization (the “Reorganization”) pursuant to which the fund would acquire the assets and assume the liabilities of Legg Mason Investment Grade Income Portfolio (the “Acquired Fund”). The Reorganization is subject to the satisfaction of certain conditions, including approval by Acquired Fund shareholders. Proxy materials describing the Reorganization are expected to be mailed to shareholders of the Acquired Fund who are entitled to vote in the second quarter of 2009. If the Reorganization is approved by Acquired Fund shareholders, it is expected to occur during the late second or third quarter of 2009.

Distribution

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

Legg Mason Partners Corporate Bond Fund	27

The fund has adopted a shareholder services and distribution plan for its Class A, B, C, R, FI and P shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 0.75% for Class B shares; up to 0.70% for Class C shares; up to 0.50% for Class R shares; up to 0.25% for Class FI shares; and up to 0.50% for Class P shares. Class I shares are not subject to any distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

28	Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Class A, B and C shares. Individual investors that held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and

Legg Mason Partners Corporate Bond Fund	29

service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•

through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

30	Legg Mason Partners Funds

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT[1]
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I	CLASS P2
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	n/a	$1,000/$50
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	n/a	$1,000/$50
IRAs	$250/$50	$250/$50	$250/$50	n/a	n/a	n/a	$250/$50
SIMPLE IRAs	None/None	None/None	None/None	n/a	n/a	n/a	None/None
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a	n/a	n/a	$50/$50
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	None/ None	n/a	None/None	n/a
Retirement Plans with omnibus accounts held on the books of the fund	None/None[3]	n/a4	None/None	None/ None	None/None	None/None	n/a
Other Retirement Plans	None/None	None/None	None/None	n/a	n/a	n/a	n/a
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	$1 million/ None	$1,000/$50

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Retirement and institutional investors-eligible investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]

Class P shares are not currently available for purchase. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization Class P shares will be available for purchase solely by the holders of the Primary shares of the Acquired Fund who received Class P shares as of the date of the Reorganization.

[3]	Class A shares are not available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available.

[4]	Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

Legg Mason Partners Corporate Bond Fund	31

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

32	Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Please contact your Service Agent regarding the availability of Class FI or R shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares (or, if offered, Exchange A shares) of funds sold by the distributor
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.75% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor

Legg Mason Partners Corporate Bond Fund	33

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibous accounts held on the books of the fund	None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than the other classes	None	None	None	Class I shares of funds sold by the distributor
Class P

•  Not currently available for purchase. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization Class P shares will be available for purchase solely by the holders of the Primary Class shares of the Acquired Fund who received Class P shares as of the date of the Reorganization.

•  No initial or contingent deferred sales charge

		None	None	0.50% of average daily net assets	Class P shares are not exchangable
[1]	Ask your Service Agent about the funds available for exchange.

34	Legg Mason Partners Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/ dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF NET AMOUNT	BROKER/DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00
[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Legg Mason Partners Corporate Bond Fund	35

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you; or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Certain funds and classes of shares of other funds sold by the distributor may not be combined until May 18, 2009. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold

36	Legg Mason Partners Funds

by the distributor that are purchased during the 13-month period by:

•	you; or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Certain funds and certain classes of shares of other funds sold by the distributor may not be credited toward your letter of intent asset goal until May 18, 2009. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of

Legg Mason Partners Corporate Bond Fund	37

purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE	1ST	2ND	3RD	4TH	5TH	6TH THROUGH 8TH
Contingent deferred sales charge	4.5%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. The fund pays annual distribution/service fees of up to 0.75% of the daily average net assets of Class B shares. Service Agents (other than as described below) receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Certain Service Agents may pay a commission of up to 4.00% of the purchase price of the Class B shares sold by its agents and will retain the contingent deferred sales charges paid upon certain redemptions. Such Service Agents will receive any service/distribution fees paid on all shares held by their clients.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

SHARES ISSUED: AT INITIAL PURCHASE	SHARES ISSUED: ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS	SHARES ISSUED: UPON EXCHANGE FROM ANOTHER FUND SOLD BY THE DISTRIBUTOR
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

38	Legg Mason Partners Funds

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI, Class R and Class I shares

Class FI, R, and I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents will receive a distribution/service fee of: up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them; and up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class P shares

Class P shares are not currently available for purchase. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization Class P shares will be available for purchase solely by the holders of the Primary shares of the Acquired Fund who received Class P shares as of the date of the Reorganization. Following the Reorganization, Class P shares will be available for purchase at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents will receive a distribution/service fee of up to 0.50% of the average daily net assets represented by the Class P shares serviced by them.

Legg Mason Partners Corporate Bond Fund	39

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeemed shares of a fund sold by the distributor and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

40	Legg Mason Partners Funds

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or access the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

Legg Mason Partners Corporate Bond Fund	41

Retirement and institutional investors — eligible investors

Retirement Plans with Omnibus Accounts

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among four classes of shares: Class C, Class FI, Class R and Class I shares.

Class A and B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Please see below for additional information.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plans

Other Retirement Plan investors can generally choose among three classes of shares: Class A, Class B and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sale charge reductions or waivers.

42	Legg Mason Partners Funds

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares: Class A, Class FI and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, Class B, and Class C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay such Service Agents an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please read the SAI for more details.

Legg Mason Partners Corporate Bond Fund	43

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediary and retirement plan programs. LMIS may pay Service Agents selling Class FI shares an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them starting immediately after purchase.

Class R shares

Class R shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to November 20, 2006, will be permitted to make additional investments in Class I shares.

In addition to Institutional Investors, the following individuals may purchase Class I shares: 1) current employees of Legg Mason and its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

Class A and Class B — Retirement Plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional

44	Legg Mason Partners Funds

investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible for Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares is waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes; please contact your Service Agent for additional details.

Legg Mason Partners Corporate Bond Fund	45

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge. You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

46	Legg Mason Partners Funds

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy — Investment minimums”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Partners Corporate Bond Fund	47

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor. Shares of certain funds and certain classes of shares of other funds sold by the distributor are not available for exchange until May 18, 2009.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

• If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

• If you bought shares directly from the fund, contact the transfer agent to learn which funds are available to you for exchanges

• You may exchange shares of the fund only for shares of the same class of other funds, with one exception: if you wish to exchange Class A shares of the fund for shares of another fund that offers Exchange A shares, you may exchange your Class A shares only for Exchange A shares of the other fund

• Not all funds offer all classes

• Some funds are offered only in a limited number of states. Your Service Agent or the transfer agent will provide information about the funds offered in your state

• Remember that an exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account

• Always be sure to read the prospectus of the fund into which you are exchanging shares

48	Legg Mason Partners Funds

Investment minimums, sales charges and other requirements

• In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

• For Class A, Class B and Class C exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

• The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

• Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

• Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open.

Legg Mason Partners Corporate Bond Fund	49

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the address specified in “Redeeming shares” below.
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Choosing a class of shares to buy — Investment minimums”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

50	Legg Mason Partners Funds

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Legg Mason Partners Corporate Bond Fund	51

By mail

Contact your Service Agent, or if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

• The fund name, the class of shares to be redeemed, and your account number

• The dollar amount or number of shares to be redeemed

• Signatures of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

If you hold shares directly with the fund, redemptions of shares may be made by telephone on any day the NYSE is open for business.

Your redemption proceeds can be sent by check to your address of record, by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to

52	Legg Mason Partners Funds

receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).
Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates.

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually.

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year.

• You must elect to have all dividends and distributions reinvested.

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Corporate Bond Fund	53

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Exchanging shares” and “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

The transfer agent or Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

54	Legg Mason Partners Funds

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if

Legg Mason Partners Corporate Bond Fund	55

the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 -day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. With prior notice, the minimum size of accounts subject to mandatory redemption, which may vary by class, may be changed, or fees for small accounts may be implemented.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s

56	Legg Mason Partners Funds

portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the distributor and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in distributor sold funds if that shareholder has engaged in a total of four or more “Round Trips” across all distributor sold funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may

Legg Mason Partners Corporate Bond Fund	57

take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

58	Legg Mason Partners Funds

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Legg Mason Partners Corporate Bond Fund	59

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income and capital gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares.

60	Legg Mason Partners Funds

The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. Distributions that are designated as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010. The fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.” If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

Legg Mason Partners Corporate Bond Fund	61

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund’s Board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers, or may use a matrix, a formula or other method that provides an estimated value of the obligation or security, taking into consideration, as applicable, market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

62	Legg Mason Partners Funds

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 2:00 p.m. Eastern time.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities of issuers located in emerging markets and securities rated below investment grade — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding

Legg Mason Partners Corporate Bond Fund	63

fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

The fund invests in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

64	Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. Those financial statements have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor. No financial highlights are presented for Class FI, Class R or Class P shares because no Class FI, Class R or Class P shares were outstanding for the periods shown. The returns for Class FI, Class R and Class P shares will differ from those of the other classes to the extent that their expenses differ. Prior to September 2, 2008, the fund was named Legg Mason Partners Investment Grade Bond Fund.

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.74	$12.16	$12.42	$12.88	$12.92
Income (loss) from operations:
Net investment income	0.67	0.58	0.57	0.54	0.56
Net realized and unrealized gain (loss)	(3.29)	(0.38)	(0.22)	(0.31)	0.25
Total income (loss) from operations	(2.62)	0.20	0.35	0.23	0.81
Less distributions from:
Net investment income	(0.69)	(0.62)	(0.61)	(0.58)	(0.62)
Net realized gains	—	—	—	(0.11)	(0.23)
Total distributions	(0.69)	(0.62)	(0.61)	(0.69)	(0.85)
NET ASSET VALUE, END OF YEAR	$8.43	$11.74	$12.16	$12.42	$12.88
Total return[3]	(23.11)%	1.63%	3.03%	1.82%	6.47%
NET ASSETS, END OF YEAR (MILLIONS)	$255	$399	$435	$461	$438
Ratios to average net assets:
Gross expenses	1.17%	1.10%	1.08%[4]	1.05%	1.06%
Net expenses	1.17 [5]	1.10 [5]	1.07 [4,6]	1.05	1.05 [6]
Net investment income	6.43	4.87	4.78	4.24	4.37
Portfolio turnover rate	25%	53%	94%	40%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.06%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Corporate Bond Fund	65

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS B SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.71	$12.13	$12.39	$12.85	$12.89
Income (loss) from operations:
Net investment income	0.60	0.50	0.50	0.47	0.50
Net realized and unrealized gain (loss)	(3.28)	(0.39)	(0.22)	(0.31)	0.24
Total income (loss) from operations	(2.68)	0.11	0.28	0.16	0.74
Less distributions from:
Net investment income	(0.62)	(0.53)	(0.54)	(0.51)	(0.55)
Net realized gains	—	—	—	(0.11)	(0.23)
Total distributions	(0.62)	(0.53)	(0.54)	(0.62)	(0.78)
NET ASSET VALUE, END OF YEAR	$8.41	$11.71	$12.13	$12.39	$12.85
Total return[3]	(23.60)%	0.91%	2.36%	1.27%	5.94%
NET ASSETS, END OF YEAR (MILLIONS)	$56	$97	$125	$161	$182
Ratios to average net assets:
Gross expenses	1.84%	1.80%	1.72%[4]	1.59%	1.56%
Net expenses	1.84 [5]	1.80 [5]	1.72 [4,6]	1.59	1.55 [6]
Net investment income	5.76	4.16	4.13	3.70	3.87
Portfolio turnover rate	25%	53%	94%	40%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.71% and 1.70%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

66	Legg Mason Partners Funds

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS C SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.67	$12.09	$12.35	$12.81	$12.87
Income (loss) from operations:
Net investment income	0.59	0.50	0.49	0.46	0.49
Net realized and unrealized gain (loss)	(3.27)	(0.39)	(0.22)	(0.30)	0.24
Total income (loss) from operations	(2.68)	0.11	0.27	0.16	0.73
Less distributions from:
Net investment income	(0.61)	(0.53)	(0.53)	(0.51)	(0.56)
Net realized gains	—	—	—	(0.11)	(0.23)
Total distributions	(0.61)	(0.53)	(0.53)	(0.62)	(0.79)
NET ASSET VALUE, END OF YEAR	$8.38	$11.67	$12.09	$12.35	$12.81
Total return[3]	(23.67)%	0.91%	2.34%	1.24%	5.86%
NET ASSETS, END OF YEAR (MILLIONS)	$45	$68	$71	$72	$60
Ratios to average net assets:
Gross expenses	1.89%	1.80%	1.76%[4]	1.69%	1.58%
Net expenses	1.89 [5]	1.80 [5]	1.73 [4,6]	1.69	1.57 [6]
Net investment income	5.73	4.18	4.12	3.61	3.85
Portfolio turnover rate	25%	53%	94%	40%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.74% and 1.72%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Corporate Bond Fund	67

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS I SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.72	$12.16	$12.41	$12.87	$12.91
Income (loss) from operations:
Net investment income	0.68	0.63	0.63	0.59	0.62
Net realized and unrealized gain (loss)	(3.24)	(0.41)	(0.22)	(0.31)	0.24
Total income (loss) from operations	(2.56)	0.22	0.41	0.28	0.86
Less distributions from:
Net investment income	(0.74)	(0.66)	(0.66)	(0.63)	(0.67)
Net realized gains	—	—	—	(0.11)	(0.23)
Total distributions	(0.74)	(0.66)	(0.66)	(0.74)	(0.90)
NET ASSET VALUE, END OF YEAR	$8.42	$11.72	$12.16	$12.41	$12.87
Total return[3]	(22.72)%	1.80%	3.54%	2.23%	6.87%
NET ASSETS, END OF YEAR (MILLIONS)	$2	$0 [4]	$158	$286	$319
Ratios to average net assets:
Gross expenses	0.75%	0.66%	0.65%[5]	0.65%	0.65%
Net expenses	0.75 [6]	0.66 [6]	0.65 [5,7]	0.65	0.64 [7]
Net investment income	6.80	5.13	5.22	4.63	4.79
Portfolio turnover rate	25%	53%	94%	40%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Amount represents less than $0.5 million.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.64%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

68	Legg Mason Partners Funds

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason Partners Corporate Bond Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0233 4/09

PROSPECTUS / APRIL 30, 2009

Legg Mason Partners
Global High Yield Bond Fund

Class A, B, C, R and I Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Global High Yield Bond Fund

Investments, risks and performance

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital.

Principal investment strategies

Key investments

The fund invests primarily in high yield fixed income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the fund invests at least 80% of its assets in high yield bonds and related investments. High yield bonds and related investments are rated below investment grade and are commonly referred to as “junk bonds” as further described below under “Credit quality.” Under normal circumstances, the fund will be invested in at least three countries (one of which may be the U.S.). The fund may invest without limitation in foreign securities and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Maturity

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

Securities rated below investment grade are commonly referred to as “junk bonds.” These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Adverse

2	Legg Mason Partners Funds

economic conditions or other adverse circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the lowest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with

Legg Mason Partners Global High Yield Bond Fund	3

respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadvisers may choose not to make use of derivatives for a variety of reasons. Should a subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Principal risks of investing in the fund

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or

4	Legg Mason Partners Funds

your investment may not perform as well as other similar investments. Following is a description of the principal risks of investing in the fund.

•

Market and interest rate risk. The market price of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadvisers. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not

Legg Mason Partners Global High Yield Bond Fund	5

track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

•

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

•

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. Using derivatives can also increase the fund’s volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below.

6	Legg Mason Partners Funds

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

•

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

•

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below market interest rates. This may cause the fund’s share price to be more volatile.

Legg Mason Partners Global High Yield Bond Fund	7

•

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying asset or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

•

Foreign securities and emerging markets risk. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of

8	Legg Mason Partners Funds

currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. The fund considers a country to be an emerging market country if, at the time of investment, it is represented in the JP Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Because the fund may invest a significant amount of its assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in emerging market securities should be considered speculative.

•

Currency risk. The fund may invest in securities denominated in foreign currencies, and, as a consequence, the fund’s share price and yield can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector, country or region, or about interest rates, may be incorrect.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from

Legg Mason Partners Global High Yield Bond Fund	9

achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s Statement of Additional Information (“SAI”). Before investing, you should carefully consider the risks that you will assume.

For more information about the fund, please also see the fund’s website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

Who may want to invest

The fund may be an appropriate investment if:

•	You are seeking total return

•	You are willing to accept the risks of the fund, including the risks associated with below investment grade securities, derivatives and foreign securities (including emerging market issuers)

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad-based securities market index or other benchmark. Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance of a share class with higher expenses than Class A expenses would have been lower than that shown, and the performance of a share class with expenses lower than Class A

10	Legg Mason Partners Funds

expenses would have been higher than that shown. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

TOTAL RETURN FOR CLASS A SHARES[1]

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest: 8.47% in fourth quarter 2002; Lowest: (21.98)% in fourth quarter 2008.

Legg Mason Partners Global High Yield Bond Fund	11

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)[1]
	1 YEAR	5 YEARS	10 YEARS
Class A2
Return before taxes	(34.28)%	(3.58)%	1.68%
Return after taxes on distributions[3]	(36.61)%	(6.15)%	(1.70)%
Return after taxes on distributions and sale of fund shares[3]	(21.88)%	(4.11)%	(0.40)%
Other Classes (Return before taxes only)
Class B4	(34.41)%	(3.46)%	1.44%
Class C	(32.23)%	(3.18)%	1.64%
Class I5	(30.98)%	(2.35)%	2.51%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index [6,8]	(25.88)%	(0.84)%	2.28%
Barclays Capital Global High Yield Index (Hedged)[7,8]	(25.25)%	0.24%	4.40%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor.

[2]

On November 20, 2006, the maximum initial sales charge on Class A shares was decreased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the decreased maximum initial sales charge had been in effect for the entire period.

[3]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns for other share classes will vary.

[4]

On November 20, 2006, the maximum contingent deferred sales charge on Class B shares was increased for sales made on and after that date. The average annual returns for Class B shares in the table have been calculated as if the increased contingent deferred sales charge had been in effect for the entire period.

[5]	As of November 20, 2006, Class Y shares were converted into Class O shares, and Class O shares were renamed Class I shares.

[6]

Prior to November 3, 2008, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index was the fund’s benchmark. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade fixed-rate, taxable corporate bond market.

[7]

Effective November 3, 2008, the fund’s benchmark was changed to the Barclays Capital Global High Yield Index (Hedged) to better reflect the composition of the fund’s portfolio holdings. The Barclays Capital Global High Yield Index (Hedged) provides a broad-based measure of global high yield fixed-income markets, representing the union of the U.S. High Yield Index, Pan-European High Yield Index, U.S. Emerging Markets High Yield Index, CMBS High Yield and Pan-European Emerging Markets High Yield Index.

[8]	It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

12	Legg Mason Partners Funds

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended December 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A		CLASS B	CLASS C	CLASS I1	CLASS R
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[2]	4.50%	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
Management fees[3]	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	0.75%	0.75%	None	0.50%
Other expenses	0.25%[4]	0.17%[4]	0.14%[4]	0.06%[5]	0.21%[5]
Total annual fund operating expenses	1.30%	1.72%	1.69%	0.86%	1.51%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same, except for the effect of certain contractual recordkeeping fees payable to a

Legg Mason Partners Global High Yield Bond Fund	13

Service Agent, which will increase over time and are reflected in the example

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemptions)[6]	$552	$819	$1,107	$1,926
Class B (redemption at end of period)[6]	$625	$851	$1,053	$1,955	[7]
Class B (no redemption)[6]	$175	$551	$953	$1,955	[7]
Class C (with redemption)[6]	$272	$541	$935	$2,038
Class C (no redemption)[6]	$172	$541	$935	$2,038
Class I (with or without redemptions)	$88	$274	$476	$1,060
Class R (with or without redemptions)	$154	$478	$824	$1,801

[1]

Effective October 17, 2007, the fund’s Class I Shares were closed to all new purchases and incoming exchanges. Investors owning Class I Shares on or after October 17, 2007 will be permitted to add to their Class I Share positions.

[2]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[3]

The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.800% on assets up to and including $1 billion; 0.775% on assets over $1 billion and up to and including $2 billion; 0.750% on assets over $2 billion and up to and including $5 billion; and 0.700% on assets over $5 billion.

[4]

“Other expenses” for Class A, Class B and Class C shares have been estimated to reflect the estimated initial effect of certain contractual recordkeeping fees payable to a Service Agent, which became effective on October 1, 2008. These recordkeeping fees will increase annually over the next three years. As a result, “Other expenses” of Class A, Class B and Class C shares are expected to increase over time. Class A, Class B and Class C shares are also authorized to pay fees for recordkeeping services to other Service Agents.

[5]

“Other expenses” for Class R shares have been estimated based on expenses incurred by Class I shares because no Class R shares were outstanding during the fiscal year ended December 31, 2008. Class R and Class I shares are authorized to pay fees for recordkeeping services. As a result, “Other expenses” of Class R and Class I shares are expected to increase over time.

[6]

Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on October 1, 2008 and will increase annually over the next three years.

[7]

Assumes conversion to Class A shares approximately eight years after purchase. All Class B shares purchased prior to November 20, 2006 will convert to Class A shares approximately seven years after purchase.

14	Legg Mason Partners Funds

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

The fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

Individual security selection is driven by the portfolio managers’ economic view, industry outlook and credit analysis. The portfolio managers then select those individual securities that appear to be most undervalued and offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The portfolio managers allocate the fund’s investments across a broad range of issuers and industries, which can help to reduce risk.

In evaluating the issuer’s creditworthiness, a subadviser employs fundamental analysis and considers the following factors:

•	The strength of the issuer’s financial resources

•	The issuer’s sensitivity to economic conditions and trends

•	The issuer’s operating history

•	The experience and track record of the issuer’s management or political leadership

Fixed income securities

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer or borrower of the security usually pays a fixed, variable, or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as

Legg Mason Partners Global High Yield Bond Fund	15

certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Zero coupon bonds, pay-in kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Stripped securities

Certain fixed income securities, called stripped securities, may represent the right to receive either payments of principal (called “POs”) or payments of interest (called “IOs”) on underlying pools of

16	Legg Mason Partners Funds

mortgages or on government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them.

Corporate debt

The fund may invest in corporate debt securities which are fixed income securities usually issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small-, mid- and large capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Corporate loans

The fund may invest in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Corporate loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or are secured with collateral. In addition, corporate loans are generally subject to liquidity risk. The fund may acquire an interest in corporate loans by purchasing participations in and assignments of portions of corporate loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.”

Legg Mason Partners Global High Yield Bond Fund	17

Distressed debt securities

The fund may invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. Distressed debt securities are speculative and involve substantial risk. Generally, the fund will invest in distressed debt securities when the portfolio managers believe they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. The fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

18	Legg Mason Partners Funds

Sovereign debt

The fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions

•	Fixed income securities issued by government-owned, controlled or sponsored entities

•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness

•	Participations in loans between governments and financial institutions

•

Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest

Legg Mason Partners Global High Yield Bond Fund	19

rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

20	Legg Mason Partners Funds

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are materially below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The fund may invest in collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment

Legg Mason Partners Global High Yield Bond Fund	21

characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

CDOs are a type of asset-backed security. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Preferred stock and convertible securities

The fund may invest in preferred stock and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

22	Legg Mason Partners Funds

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in equity securities and equity-like securities. Equity securities include warrants, rights, exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests, and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be

Legg Mason Partners Global High Yield Bond Fund	23

difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Forward roll transactions

The fund may engage in forward roll transactions (also referred to as mortgage dollar rolls). A forward roll transaction involves a forward commitment by the fund (see “When-issued securities, delayed delivery and forward commitment transactions” above). In general, in a forward roll transaction, the fund sells a mortgage security while simultaneously agreeing to repurchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. The fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date, the fund sells the security and agrees to repurchase a similar security at a later time.

An obligation to repurchase securities on a specified future date involves a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a

24	Legg Mason Partners Funds

leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

Reverse repurchase agreements and other borrowings

The fund may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed.

Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Short-term investments

The fund may invest in cash or short-term money market instruments, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Counterparty risk

When the fund engages in certain transactions with another party (a counterparty) relating to underlying securities, such as certain derivative transactions, when- issued, delayed delivery and forward commitment transactions, forward or mortgage dollar roll transactions, reverse repurchase agreements and repurchase agreements, the fund will be subject to the credit risk presented by the counterparty. In the event that the counterparty files for

Legg Mason Partners Global High Yield Bond Fund	25

bankruptcy, becomes insolvent or defaults on its obligation to the fund, the fund may be adversely affected.

Portfolio turnover

The fund may experience a high portfolio turnover rate, resulting in greater expenses to the fund, including transaction costs, which may reduce the fund’s performance. Active trading of securities may also increase taxable short-term capital gains or losses, which may affect the taxes paid by shareholders.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. To the extent the fund holds uninvested cash, the fund is subject to risk with respect to the depository institution holding the cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Percentage limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any

26	Legg Mason Partners Funds

subsequent changes in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Global High Yield Bond Fund	27

Management

Manager and subadvisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2008, LMPFA’s total assets under management were approximately $172 billion.

Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset and Western Asset Limited, the “subadvisers”) provide the day-to-day portfolio management of the fund as subadvisers. Western Asset allocates the fund’s assets among the subadvisers based on the expertise of each subadviser relative to the fund strategies being pursued.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.

Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Limited is responsible, generally, for managing global and non-U.S. dollar fixed-income mandates, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services.

Western Asset Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Asset Singapore is responsible, generally, for managing Asian (other than Japan) fixed-income mandates, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services.

28	Legg Mason Partners Funds

Western Asset Limited and Western Asset Singapore provide certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments.

Western Asset, Western Asset Limited and Western Asset Singapore act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2008, the total assets under management of Western Asset and its supervised affiliates, including Western Asset Limited and Western Asset Singapore, were approximately $513.3 billion.

LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $698.2 billion.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner and Detlev S. Schlichter. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech, Walsh and Buchanan have been portfolio managers of the fund since March 2006. Messrs. Gardner and Schlichter have been portfolio managers of the fund since May 2007. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech and Walsh have been employed as portfolio managers at Western Asset for more than five years.

Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to that time,

Legg Mason Partners Global High Yield Bond Fund	29

Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan also was Executive Vice President and Portfolio Manager with Janus Capital Management in 2003. Prior to that time, Mr. Buchanan was Managing Director, Portfolio Manager, and Head of High Yield Trading with BlackRock Financial Management since 1998.

Mr. Gardner is a portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst for Western Asset for more than five years.

Mr. Schlichter is a portfolio manager with Western Asset Limited and has been employed as a portfolio manager with Western Asset Limited for more than five years.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers, and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended December 31, 2008, the fund paid a management fee of 0.80% of the fund’s average daily net assets for investment management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended December 31, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS” or the “distributor“), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class A, B, C and R shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 0.75% for Class B shares; up to 0.75% for Class C shares; and up to 0.50% for Class R shares.

30	Legg Mason Partners Funds

Class I shares are not subject to any distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Partners Global High Yield Bond Fund	31

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Class A, Class B and Class C shares. Effective October 17, 2007, the fund’s Class I Shares were closed to purchases by new investors and incoming exchanges. Investors owning Class I shares on that date may continue to add to their Class I share positions. Institutional and retirement plan investors and clients of eligible financial intermediaries should refer to “Retirement and institutional investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C shares more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as

32	Legg Mason Partners Funds

advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•

From banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Legg Mason Partners Global High Yield Bond Fund	33

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENTS[1]
	CLASS A	CLASS B	CLASS C	CLASS R	CLASS I
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
IRAs	$250/$50	$250/$50	$250/$50	n/a	n/a
SIMPLE IRAs	None/None	None/None	None/None	n/a	n/a
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	n/a	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None	n/a2	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	n/a	n/a
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	n/a	$1 million/None

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Retirement and institutional investors-eligible investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]	Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B, Class C and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

34	Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Please contact your Service Agent regarding the availability of Class R shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally, lower annual expenses than Class B and Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares (or, if offered, Exchange A shares) of funds sold by the distributor
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years[2] • Generally, higher annual expenses than Class A	None	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors[3]	0.75% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally, higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain other investors	0.75% of average daily net assets	Class C shares of funds sold by the distributor

Legg Mason Partners Global High Yield Bond Fund	35

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class R	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor
Class I	• Closed to purchases by new investors and incoming exchanges • No initial or contingent deferred sales charge • Generally, lower expenses than the other classes	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

[2]	Class B shares purchased prior to November 20, 2006 will convert to Class A shares approximately seven years after purchase.

[3]	Class B shares purchased prior to November 20, 2006 will continue to be subject to the contingent deferred sales charge schedule in effect at the time such shares were purchased.

36	Legg Mason Partners Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker-dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will also receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF NET AMOUNT INVESTED	BROKER-DEALER COMMISSION AS % OF OFFERING PRICE
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Legg Mason Partners Global High Yield Bond Fund	37

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Funds Investor Services or Institutional Investor Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of other shares of funds sold by the distributor that are owned by:

•	you; or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Certain funds and classes of shares of other funds sold by the distributor may not be combined until May 18, 2009. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

38	Legg Mason Partners Funds

•	you; or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Certain funds and certain classes of shares of other funds sold by the distributor may not be credited toward your letter of intent asset goal until May 18, 2009. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents
•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain retirement plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Legg Mason Partners Global High Yield Bond Fund	39

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason funds’ website, http://www.leggmason.com/

individualinvestors, select “Products” and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within 5 years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE	1ST	2ND	3RD	4TH	5TH	6TH THROUGH 8TH
Contingent deferred sales charge	4.5%	4%	3%	2%	1%	0%

Class B shares purchased prior to November 20, 2006 will continue to be subject to the contingent deferred sales charge schedule in effect at the time the shares were purchased.

LMIS will generally pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. Class B shares purchased prior to November 20, 2006, however, will continue to automatically convert into Class A shares after 7 years. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

SHARES ISSUED: AT INITIAL PURCHASE	SHARES ISSUED: ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS	SHARES ISSUED: UPON EXCHANGE FROM ANOTHER FUND SOLD BY THE DISTRIBUTOR
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

40	Legg Mason Partners Funds

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class R shares

Class R shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents will receive a distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Effective October 17, 2007, the fund’s Class I Shares were closed to purchases by new investors and incoming exchanges. Investors owning Class I shares on that date may continue to add to their Class I share positions.

Legg Mason Partners Global High Yield Bond Fund	41

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeemed shares of a fund sold by the distributor and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

42	Legg Mason Partners Funds

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or access the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

Legg Mason Partners Global High Yield Bond Fund	43

Retirement and institutional investors — eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among two classes of shares: Class C and Class R shares.

Class A and Class B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plans

Other Retirement Plan investors can generally choose among three classes of shares: Class A, Class B and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may invest in Class A shares. “Clients of Eligible Financial Intermediaries” are investors

44	Legg Mason Partners Funds

who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors owning Class I shares on October 17, 2007 are permitted to continue to add to their Class I share positions. Institutional Investors may also invest in Class A, Class B and Class C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS pays these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class R

Class R shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Legg Mason Partners Global High Yield Bond Fund	45

Class I

Effective October 17, 2007, the fund’s Class I Shares were closed to purchases by new investors and incoming exchanges. Investors owning Class I shares on that date may continue to add to their Class I share positions. Please contact your Service Agent for more information.

Class A and Class B — Retirement Plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible for Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher

46	Legg Mason Partners Funds

service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes; please contact your Service Agent for additional details.

Legg Mason Partners Global High Yield Bond Fund	47

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern Time).

48	Legg Mason Partners Funds

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy: Investment minimums”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent or Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Partners Global High Yield Bond Fund	49

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor. Share of certain funds and certain classes of shares of other funds sold by the distributor are not available for exchange until May 18, 2009.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You may exchange shares on any day that the funds are open for business at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

• If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

• If you bought shares directly from the fund, contact Funds Investor Services or Institutional Shareholder Services to learn which funds are available to you for exchanges

• You may exchange shares of the fund only for shares of the same class of other funds, with one exception: if you wish to exchange Class A shares of the fund for shares of another fund that offers Exchange A shares, you may only exchange your Class A shares for Exchange A shares of the other fund

• Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about funds offered in your state

• Remember that an exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan

• Always be sure to read the prospectus of the fund into which you are exchanging shares

50	Legg Mason Partners Funds

Investment minimums, sales charges and other requirements

• In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

• For Class A, Class B and Class C share exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

• The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open

Legg Mason Partners Global High Yield Bond Fund	51

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the address specified in “Redeeming shares” below.
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• Each exchange must be a predetermined dollar amount that meets at least the applicable investment minimum for systematic investment plans per exchange (see “Choosing a class of shares to buy: Investment minimums”)

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

52	Legg Mason Partners Funds

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers with a signature guarantee, to the transfer agent or your Service Agent before you redeem the shares.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Legg Mason Partners Global High Yield Bond Fund	53

By mail

Contact your Service Agent or, if you hold your shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

• The name of the fund, the class of shares redeemed and your account number

• The dollar amount or number of shares to be redeemed

• Signature of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold your shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

• If you hold your shares directly with the fund, redemptions of shares may be made by telephone on any day the NYSE is open for business

• Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone sales and redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. The transfer agent or your Service Agent may charge a fee on a wire or an electronic transfer (ACH)

54	Legg Mason Partners Funds

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts), and each automatic redemption must be at least $50.

The following conditions apply:

• Redemptions may be made monthly, every alternative month, quarterly, semi-annually or annually

• Your shares may not be represented by certificates

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence up to a maximum of 12% in one year

• You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Global High Yield Bond Fund	55

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Exchanging shares” and “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

The transfer agent or Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

56	Legg Mason Partners Funds

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if

Legg Mason Partners Global High Yield Bond Fund	57

the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. With prior notice, the minimum size of accounts subject to mandatory redemption, which may vary by class, may be changed, or fees for small accounts may be implemented.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s

58	Legg Mason Partners Funds

portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the distributor and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in distributor sold funds if that shareholder has engaged in a total of four or more “Round Trips” across all distributor sold funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may

Legg Mason Partners Global High Yield Bond Fund	59

take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund also has adopted policies and procedures to prevent the selective release of information about the fund’s

60	Legg Mason Partners Funds

portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Legg Mason Partners Global High Yield Bond Fund	61

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income and capital gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares.

62	Legg Mason Partners Funds

The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. Distributions that are designated as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010. The fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.”

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

Legg Mason Partners Global High Yield Bond Fund	63

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For equity securities and certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund’s Board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers or may use a matrix, a formula or other method that provides an estimated value of the obligation or security, taking into consideration, as applicable, market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

64	Legg Mason Partners Funds

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 2:00 p.m. Eastern time.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities of issuers located in emerging markets and securities rated below investment grade — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the amount that the fund could expect to receive for these securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the fund might reasonably expect to receive upon the

Legg Mason Partners Global High Yield Bond Fund	65

current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

The fund invests in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

66	Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information for all of the years, except the year ended December 31, 2004 has been derived from the fund’s and the predecessor fund’s financial statements. Those financial statements have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The information for the year ended December 31, 2004 in the following tables has been derived from the predecessor fund’s financial statements which were audited by another independent registered public accounting firm. The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor. No information is presented for Class R shares because no Class R shares were outstanding for the periods shown.

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.92	$8.54	$8.36	$8.59	$8.29
Income (loss) from operations:
Net investment income	0.67	0.61	0.58	0.56	0.58
Net realized and unrealized gain (loss)	(3.01)	(0.61)	0.21	(0.22)	0.29
Total income (loss) from operations	(2.34)	—	0.79	0.34	0.87
Less distributions from:
Net investment income	(0.68)	(0.62)	(0.61)	(0.57)	(0.57)
Total distributions	(0.68)	(0.62)	(0.61)	(0.57)	(0.57)
NET ASSET VALUE, END OF YEAR	$4.90	$7.92	$8.54	$8.36	$8.59
Total return[3]	(31.37)%	(0.08)%	9.90%	4.08%	10.97%
NET ASSETS, END OF YEAR (000s)	$317,370	$594,940	$701,540	$693,116	$1,535,433
Ratios to average net assets:
Gross expenses	1.29%	1.34%	1.21%[4]	1.19%	1.20%
Net expenses	1.29 [5]	1.34 [5]	1.21 [4,6]	1.19	1.20
Net investment income	9.67	7.27	7.01	6.59	7.02
Portfolio turnover rate	52%	64%	76%	64%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.19%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Global High Yield Bond Fund	67

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS B SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.99	$8.59	$8.40	$8.65	$8.34
Income (loss) from operations:
Net investment income	0.65	0.59	0.53	0.49	0.52
Net realized and unrealized gain (loss)	(3.03)	(0.61)	0.21	(0.24)	0.30
Total income (loss) from operations	(2.38)	(0.02)	0.74	0.25	0.82
Less distributions from:
Net investment income	(0.69)	(0.58)	(0.55)	(0.50)	(0.51)
Total distributions	(0.69)	(0.58)	(0.55)	(0.50)	(0.51)
NET ASSET VALUE, END OF YEAR	$4.92	$7.99	$8.59	$8.40	$8.65
Total return[3]	(31.64)%	(0.37)%	9.17%	3.04%	10.22%
NET ASSETS, END OF YEAR (000s)	$27,105	$65,425	$98,450	$135,186	$187,303
Ratios to average net assets:
Gross expenses	1.70%	1.64%	1.99%[4]	2.02%	1.98%
Net expenses	1.70 [5]	1.64 [5]	1.99 [4,6]	2.02	1.98
Net investment income	9.18	6.94	6.25	5.81	6.25
Portfolio turnover rate	52%	64%	76%	64%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.98%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

68	Legg Mason Partners Funds

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS C SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$8.00	$8.63	$8.44	$8.68	$8.38
Income (loss) from operations:
Net investment income	0.65	0.59	0.55	0.52	0.55
Net realized and unrealized gain (loss)	(3.04)	(0.62)	0.22	(0.23)	0.29
Total income (loss) from operations	(2.39)	(0.03)	0.77	0.29	0.84
Less distributions from:
Net investment income	(0.66)	(0.60)	(0.58)	(0.53)	(0.54)
Total distributions	(0.66)	(0.60)	(0.58)	(0.53)	(0.54)
NET ASSET VALUE, END OF YEAR	$4.95	$8.00	$8.63	$8.44	$8.68
Total return[3]	(31.62)%	(0.48)%	9.46%	3.44%	10.42%
NET ASSETS, END OF YEAR (000s)	$58,041	$122,595	$177,338	$235,117	$292,918
Ratios to average net assets:
Gross expenses	1.67%	1.69%	1.71%[4]	1.73%	1.70%
Net expenses	1.67 [5]	1.69 [5]	1.71 [4,6]	1.73	1.70
Net investment income	9.26	6.89	6.53	6.10	6.52
Portfolio turnover rate	52%	64%	76%	64%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.69%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Global High Yield Bond Fund	69

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS I SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.91	$8.53	$8.35	$8.59	$8.29
Income (loss) from operations:
Net investment income	0.70	0.64	0.61	0.59	0.61
Net realized and unrealized gain (loss)	(3.00)	(0.60)	0.21	(0.23)	0.29
Total income (loss) from operations	(2.30)	0.04	0.82	0.36	0.90
Less distributions from:
Net investment income	(0.71)	(0.66)	(0.64)	(0.60)	(0.60)
Total distributions	(0.71)	(0.66)	(0.64)	(0.60)	(0.60)
NET ASSET VALUE, END OF YEAR	$4.90	$7.91	$8.53	$8.35	$8.59
Total return[3]	(30.98)%	0.39%	10.29%	4.33%	11.39%
NET ASSETS, END OF YEAR (000s)	$65,226	$103,792	$215,963	$101,886	$117,197
Ratios to average net assets:
Gross expenses	0.86%	0.86%	0.86%[4]	0.83%	0.84%
Net expenses	0.86 [5]	0.86 [5]	0.85 [4,6]	0.83	0.84
Net investment income	10.19	7.63	7.35	6.97	7.37
Portfolio turnover rate	52%	64%	76%	64%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.84%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

70	Legg Mason Partners Funds

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason Partners Global High Yield Bond Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD 03538 4/09

PROSPECTUS / APRIL 30, 2009

Legg Mason Partners Government Securities Fund

Class A, B, C, FI, R, I and 1 Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Government Securities Fund

Investments, risks and performance

Investment objective

The fund seeks high current return.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of the value of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities and mortgage-related securities. The fund may engage in forward roll transactions (sometimes referred to as mortgage dollar rolls).

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan

2	Legg Mason Partners Funds

Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Maturity

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

Investment grade securities are securities rated by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated in the lowest category of investment grade are deemed to have speculative characteristics.

Securities rated below investment grade are commonly referred to as “junk bonds.” These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Adverse economic conditions or other adverse circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

In the event that a security is rated by multiple NRSROs and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

Legg Mason Partners Government Securities Fund	3

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such

4	Legg Mason Partners Funds

segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Principal risks of investing in the fund

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. Following is a description of the principal risks of investing in the fund.

•

Market and interest rate risk. The market price of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

Legg Mason Partners Government Securities Fund	5

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

•

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in

6	Legg Mason Partners Funds

pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

•

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. Using derivatives can also increase the fund’s volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

•

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then

Legg Mason Partners Government Securities Fund	7

current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

•

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below market interest rates. This may cause the fund’s share price to be more volatile.

•

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying asset or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

•	Foreign securities risk. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions

8	Legg Mason Partners Funds

where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

•

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector, country or region, or about interest rates, may be incorrect.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s Statement of Additional Information (“SAI”). Before investing, you should carefully consider the risks that you will assume.

For more information about the fund, please also see the fund’s website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

Who may want to invest

The fund may be an appropriate investment if:

•	You are seeking income consistent with preservation of capital

•	You are willing to accept the risks of the fund, including the risks associated with government bonds and mortgage-related securities

Legg Mason Partners Government Securities Fund	9

•	You prefer investing in U.S. Government securities rather than higher yielding corporate securities

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class B shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad-based securities market index or other benchmark. Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class B shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance of a share class with higher expenses than Class B expenses would have been lower than that shown, and the performance of a share class with expenses lower than Class B expenses would have been higher than that shown.

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

10	Legg Mason Partners Funds

TOTAL RETURN FOR CLASS B SHARES[1]

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest: 4.67% in third quarter 2001; Lowest: (2.28)% in second quarter 1999.

Legg Mason Partners Government Securities Fund	11

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)[1]
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION[2]	INCEPTION DATE
Class B
Return before taxes	(3.76)%	2.29%	3.28%		3/20/1984
Return after taxes on distributions[3]	(5.11)%	0.96%	1.79%
Return after taxes on distributions and sale of fund shares[3]	(2.44)%	1.18%	1.89%
Other Classes (Return before taxes only)
Class A4	(3.21)%	2.14%	3.38%		11/6/1992
Class C	(0.50)%	2.55%	3.35%		2/4/1993
Class I	1.58%	3.45%	4.22%		2/7/1996
Class 1[5]	1.39%	1.79%	n/a	3.85%	09/12/2000
Barclays Capital U.S. Mortgage Backed Securities Index[6,8]	8.34%	5.54%	6.04%	[9]
Lipper U.S. Mortgage Funds Average[7,8]	1.04%	2.95%	3.67%	[10]

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor.

[2]	Information is provided only for classes with less than 10 calendar years of performance.

[3]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for other share classes will vary.

[4]

On November 20, 2006, the maximum initial sales charge on Class A shares was reduced for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the reduced maximum initial sales charge had been in effect for the entire period.

[5]	Includes the effect of the 6.75% initial sales charge for periods commencing prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

[6]

The Barclays Capital U.S. Mortgage Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable-rate mortgage (ARM), issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

[7]

The Lipper U.S. Mortgage Funds Average includes funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. The Average is based on the average return of all funds in this category and reflects deductions for fees and expenses. The fund’s Lipper category changed to the Lipper U.S. Mortgage Funds Category effective February 15, 2008. Prior to that date, the fund was included in the Lipper General U.S. Government Funds Category.

[8]

It is not possible to invest directly in an index or an average. An index does not reflect deductions for fees, expenses or taxes. An average reflects fees and expenses but no deductions for sales charges or taxes.

[9]	The total return of the Barclays Capital U.S. Mortgage Backed Securities Index since the inception of Class 1 shares is 6.32%.

[10]	The total return of the Lipper U.S. Mortgage Funds Average since inception of Class 1 shares is not available. The total return of the Average from 9/30/00 is 4.39%.

12	Legg Mason Partners Funds

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended December 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I	CLASS 1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None	None	None	None	N/A1
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[2]	4.50%	1.00%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I	CLASS 1
Management fees[3]	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	0.25%	0.50%	None	None
Other expenses	0.19%[4]	0.30%[4]	0.60%[4]	0.19%[5]	0.19%[5]	0.04%[5]	0.21%[5]
Total annual fund operating expenses	0.99%[4]	1.60%[4]	1.85%[4]	0.99%[5]	1.24%[5]	0.59%[5]	0.76%[5,6]

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same, except for the

Legg Mason Partners Government Securities Fund	13

effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)[7]	$522	$733	$961	$1,617
Class B (redemption at end of period)[7]	$613	$810	$982	$1,766	[8]
Class B (no redemption)[7]	$163	$510	$882	$1,766	[8]
Class C (redemption at end of period)[7]	$288	$585	$1,008	$2,189
Class C (no redemption)[7]	$188	$585	$1,008	$2,189
Class FI (with or without redemption)	$101	$315	$547	$1,213
Class R (with or without redemption)	$126	$393	$680	$1,500
Class I (with or without redemption)	$60	$189	$330	$739
Class 1 (with or without redemption)[1]	$78	$243	$423	$944

[1]	Class 1 Shares are closed to all new purchases and incoming exchanges.

[2]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[3]

The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.55% on assets up to and including $2 billion; 0.50% on assets up to and including $4 billion; 0.45% on assets up to and including $6 billion; 0.40% on assets up to and including $8 billion; and 0.35% on assets over $8 billion.

[4]

“Other expenses” for Class A, Class B and Class C shares have been estimated to reflect the estimated initial effect of certain contractual recordkeeping fees payable to a Service Agent, which became effective on October 1, 2008. These recordkeeping fees will increase annually over the next three years. As a result, “Other expenses” of Class A, Class B and Class C shares are expected to increase over time. Class A, Class B and Class C shares are also authorized to pay fees for recordkeeping services to other Service Agents.

[5]

“Other expenses” for Class FI and Class R shares have been estimated based on expenses incurred by Class I shares because no Class FI or Class R shares were outstanding during the fiscal year ended December 31, 2008. Class FI, Class R, Class I and Class 1 shares are authorized to pay fees for recordkeeping services. As a result, “Other expenses” of Class FI, Class R, Class I and Class 1 shares are expected to increase over time.

[6]

Management has implemented a voluntary expense cap for Class 1 shares limiting the total annual operating expenses for Class 1 shares so that such expenses are 0.25% lower than the total annual operating expenses for Class A shares. This voluntary expense cap does not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the voluntary expense cap and recapture arrangement.

[7]

Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on October 1, 2008 and will increase annually over the next three years.

[8]	Assumes conversion to Class A shares approximately eight years after purchase.

14	Legg Mason Partners Funds

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

The fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

The portfolio managers focus on identifying undervalued securities. When selecting securities for investment, the portfolio managers:

•	Monitor the spreads between U.S. Treasury and government agency or instrumentality issuers, and purchase agency and instrumentality issues that they believe will provide a yield advantage

•	Determine sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and relative value factors based on interest rate outlook

•	Use research to identify sectors of the government and mortgage markets that are inefficiently priced, and adjust portfolio positions to take advantage of new information

•	Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

Fixed income securities

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer or borrower of the security usually pays a fixed, variable, or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a

Legg Mason Partners Government Securities Fund	15

discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Zero coupon bonds, pay-in kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Stripped securities

Certain fixed income securities, called stripped securities, may represent the right to receive either payments of principal (called “POs”) or payments of interest (called “IOs”) on underlying pools of mortgages or on government securities. The value of these types of

16	Legg Mason Partners Funds

instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them.

Corporate loans

The fund may invest in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Corporate loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or are secured with collateral. In addition, corporate loans are generally subject to liquidity risk. The fund may acquire an interest in corporate loans by purchasing participations in and assignments of portions of corporate loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.”

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment

Legg Mason Partners Government Securities Fund	17

and credit qualities of these instruments derive from the assets embedded in the structure. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for

18	Legg Mason Partners Funds

mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are materially below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The fund may invest in collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Legg Mason Partners Government Securities Fund	19

CDOs are a type of asset-backed security. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Preferred stock and convertible securities

The fund may invest in preferred stock and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in equity securities and equity-like securities. Equity securities include warrants, rights, exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange

20	Legg Mason Partners Funds

traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis)

Legg Mason Partners Government Securities Fund	21

where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Forward roll transactions

The fund may engage in forward roll transactions (also referred to as mortgage dollar rolls). A forward roll transaction involves a forward commitment by the fund (see “When-issued securities, delayed delivery and forward commitment transactions” above). In general, in a forward roll transaction, the fund sells a mortgage security while simultaneously agreeing to repurchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. The fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date, the fund sells the security and agrees to repurchase a similar security at a later time.

An obligation to repurchase securities on a specified future date involves a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

Reverse repurchase agreements and other borrowings

The fund may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost of the fund of the money borrowed.

22	Legg Mason Partners Funds

Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Short-term investments

The fund may invest in cash or short-term money market instruments, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Counterparty risk

When the fund engages in certain transactions with another party (a counterparty) relating to underlying securities, such as certain derivative transactions, when- issued, delayed delivery and forward commitment transactions, forward or mortgage dollar roll transactions, reverse repurchase agreements and repurchase agreements, the fund will be subject to the credit risk presented by the counterparty. In the event that the counterparty files for bankruptcy, becomes insolvent or defaults on its obligation to the fund, the fund may be adversely affected.

Portfolio turnover

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by

Legg Mason Partners Government Securities Fund	23

taking temporary defensive positions and investing without limit in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. To the extent the fund holds uninvested cash, the fund is subject to risk with respect to the depository institution holding the cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Percentage limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent changes in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

24	Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2008, LMPFA’s total assets under management were approximately $172 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.

Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2008, the total assets under management of Western Asset and its supervised affiliates were approximately $513.3 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $698.2 billion.

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Ronald D. Mass, Mark S. Lindbloom and Michael C. Buchanan. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund.

The portfolio managers are portfolio managers of Western Asset. Messrs. Leech, Walsh and Mass have been employed by Western Asset for more than five years. Mr. Lindbloom joined Western Asset in 2006. Prior to that time, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated

Legg Mason Partners Government Securities Fund	25

with its predecessor companies since 1986. Mr. Buchanan joined Western Asset in 2005. Prior to this, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers, and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended December 31, 2008, the fund paid a management fee, after waivers and reimbursements, of 0.36% of the fund’s average daily net assets for investment management services.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended December 31, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class A, B, C, FI and R shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 0.75% for Class B shares; up to 0.70% for Class C shares, up to 0.25% for Class FI shares; and up to 0.50% for Class R shares. Class I shares and Class 1 shares are not subject to any distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as

26	Legg Mason Partners Funds

additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Partners Government Securities Fund	27

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Class A, B and C shares. Individual investors that held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. The fund’s Class 1 Shares are closed to all new purchases and incoming exchanges. Investors who owned Class 1 shares on July 27, 2007 are permitted to continue to maintain their Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions). Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors—eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

28	Legg Mason Partners Funds

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Legg Mason Partners Government Securities Fund	29

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT[1]
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	n/a
IRAs	$250/$50	$250/$50	$250/$50	n/a	n/a	n/a
SIMPLE IRAs	None/None	None/None	None/None	n/a	n/a	n/a
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a	n/a	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	None/None	n/a	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None[2]	n/a3	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	n/a	n/a	n/a
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a	$1 million/None

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Retirement and institutional investors — eligible investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]	Class A shares are not available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available.

[3]	Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class.

More information about the fund’s classes of shares is available through the Legg Mason Partners funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

30	Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Please contact your Service Agent regarding the availability of Class FI or R shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares (or, if offered, Exchange A shares) of funds sold by the distributor
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.75% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor

Legg Mason Partners Government Securities Fund	31

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than the other classes	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Investors who owned Class 1 shares on July 27, 2007 are permitted to continue to maintain their Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions). Class 1 shares may be exchanged for Class A shares of certain other funds sold by the distributor. Ask your Service Agent about the funds available for exchange.

32	Legg Mason Partners Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker- dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF NET AMOUNT	BROKER/DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Legg Mason Partners Government Securities Fund	33

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you; or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Certain funds and classes of shares of other funds sold by the distributor may not be combined until May 18, 2009. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you; or

34	Legg Mason Partners Funds

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Certain funds and certain classes of shares of other funds sold by the distributor may not be credited toward your letter of intent asset goal until May 18, 2009. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Legg Mason Partners Government Securities Fund	35

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners funds’ website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE	1ST	2ND	3RD	4TH	5TH	6TH THROUGH 8TH
Contingent deferred sales charge	4.5%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. The fund pays annual distribution/service fees of up to 0.75% of the daily average net assets of Class B shares. Service Agents (other than as described below) receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Certain Service Agents may pay a commission of up to 4.00% of the purchase price of the Class B shares sold by its agents and will retain the contingent deferred sales charges paid upon certain redemptions. Such Service Agents will receive any service/distribution fees paid on all shares held by their clients.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

36	Legg Mason Partners Funds

SHARES ISSUED: AT INITIAL PURCHASE	SHARES ISSUED: ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS	SHARES ISSUED: UPON EXCHANGE FROM ANOTHER FUND SOLD BY THE DISTRIBUTOR
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI, Class R and Class I shares

Class FI, R, and I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents will receive a distribution/service fee of: up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them; and up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Legg Mason Partners Government Securities Fund	37

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeemed shares of a fund sold by the distributor and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or access Legg Mason Partners funds’ website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

38	Legg Mason Partners Funds

Retirement and institutional investors — eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among four classes of shares: Class C, Class FI, Class R and Class I shares.

Class A and B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Please see below for additional information.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plans

Other Retirement Plan investors can generally choose among three classes of shares: Class A, Class B and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sale charge reductions or waivers.

Legg Mason Partners Government Securities Fund	39

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares: Class A, Class FI and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, Class B, and Class C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay such Service Agents an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please read the SAI for more details.

40	Legg Mason Partners Funds

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediary and retirement plan programs. LMIS may pay Service Agents selling Class FI shares an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them starting immediately after purchase.

Class R shares

Class R shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to November 20, 2006, will be permitted to make additional investments in Class I shares.

In addition to Institutional Investors, the following individuals are eligible to purchase Class I shares of the fund: 1) current employees of the fund’s manager and its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

Class A and Class B — Retirement Plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the

Legg Mason Partners Government Securities Fund	41

books of the fund. However, Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible for Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares is waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes; please contact your Service Agent for additional details.

42	Legg Mason Partners Funds

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

Legg Mason Partners Government Securities Fund	43

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy-Investment minimums”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

44	Legg Mason Partners Funds

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor. Shares of certain funds and certain classes of shares of other funds sold by the distributor are not available for exchange until May 18, 2009.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares on any day that the funds are open for business at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

• If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

• If you bought shares directly from the fund, contact Funds Investor Services or Institutional Shareholder Services to learn which funds are available to you for exchanges

• You may exchange shares of the fund only for shares of the same class of other funds, with one exception: if you wish to exchange Class A shares of the fund for shares of another fund that offers Exchange A shares, you may exchange your Class A shares only for Exchange A shares of the other fund

• Not all funds offer all classes

• Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

• Remember that an exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account

• Always be sure to read the prospectus of the fund into which you are exchanging shares

Legg Mason Partners Government Securities Fund	45

Investment minimums, sales charges and other requirements

• In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

• For Class A, Class B and Class C share exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

• The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

46	Legg Mason Partners Funds

Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the address specified in “Redeeming shares” below.
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Choosing a class of shares to buy-Investment minimums”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Partners Government Securities Fund	47

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption Proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By mail	Contact your Service Agent, or if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

48	Legg Mason Partners Funds

Your written request must provide the following:

• The fund name, the class of shares to be redeemed, and your account number

• The dollar amount or number of shares to be redeemed

• Signatures of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

If you hold shares directly with the fund, redemptions of shares may be made by telephone on any day the NYSE is open for business.

Your redemption proceeds can be sent by check to your address of record, by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Legg Mason Partners Government Securities Fund	49

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates.

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually.

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year.

• You must elect to have all dividends and distributions reinvested.

For more information, please contact your Service Agent or consult the SAI.

50	Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Exchanging shares” and “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

The transfer agent or Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

Legg Mason Partners Government Securities Fund	51

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if

52	Legg Mason Partners Funds

the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 -day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. With prior notice, the minimum size of accounts subject to mandatory redemption, which may vary by class, may be changed, or fees for small accounts may be implemented.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on

Legg Mason Partners Government Securities Fund	53

each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the distributor and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in distributor sold funds if that shareholder has engaged in a total of four or more “Round Trips” across all distributor sold funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent

54	Legg Mason Partners Funds

trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s

Legg Mason Partners Government Securities Fund	55

portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

56	Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income and capital gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares.

Legg Mason Partners Government Securities Fund	57

The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. Distributions that are designated as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010. The fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.” If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

58	Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For equity securities and certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund’s Board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers or may use a matrix, a formula or other method that provides an estimated value of the obligation or security, taking into consideration, as applicable, market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Legg Mason Partners Government Securities Fund	59

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 2:00 p.m. Eastern time.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities of issuers located in emerging markets and securities rated below investment grade — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the amount that the fund could expect to receive for these securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a

60	Legg Mason Partners Funds

security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

The fund invests in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Government Securities Fund	61

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years (or since inception if less than five years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. Those financial statements been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor. No financial highlights are presented for Class FI or Class R shares because no Class FI or Class R shares were outstanding for the periods shown. The returns for Class FI and Class R shares will differ from those of other classes to the extent their expenses differ.

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS 1 SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.59	$9.67	$9.74	$9.87	$9.89
Income (loss) from operations:
Net investment income	0.44	0.48	0.42	0.37	0.34
Net realized and unrealized gain (loss)	(0.31)	(0.07)	(0.02)	(0.13)	0.02
Total income from operations	0.13	0.41	0.40	0.24	0.36
Less distributions from:
Net investment income	(0.44)	(0.49)	(0.47)	(0.37)	(0.38)
Return of capital	—	—	—	—	(0.00)[3]
Total distributions	(0.44)	(0.49)	(0.47)	(0.37)	(0.38)
NET ASSET VALUE, END OF YEAR	$9.28	$9.59	$9.67	$9.74	$9.87
Total return[4]	1.39%	4.32%	4.22%	2.50%	3.76%
NET ASSETS, END OF YEAR (MILLIONS)	$57	$66	$74	$84	$96
Ratios to average net assets:
Gross expenses	0.76%	0.86%	0.77%[5]	0.87%	0.84%
Net expenses	0.56 [6,7,8]	0.62 [6,7,8]	0.76 [5,6]	0.87	0.82 [6]
Net investment income	4.60	5.01	4.41	3.73	3.45
Portfolio turnover rate[9]	23%	88%	266%	141%	138%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.74%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.73% for Class 1 shares until May 1, 2009. Effective July 27, 2007, management has agreed to voluntarily waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses for Class 1 shares to 0.25% lower than Class A shares’ total annual operating expenses.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 276%, 499%, 615%, 315% and 292% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

62	Legg Mason Partners Funds

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.58	$9.66	$9.73	$9.86	$9.88
Income (loss) from operations:
Net investment income	0.41	0.46	0.40	0.35	0.33
Net realized and unrealized gain (loss)	(0.30)	(0.08)	(0.03)	(0.12)	0.02
Total income from operations	0.11	0.38	0.37	0.23	0.35
Less distributions from:
Net investment income	(0.42)	(0.46)	(0.44)	(0.36)	(0.37)
Return of capital	—	—	—	—	(0.00)[3]
Total distributions	(0.42)	(0.46)	(0.44)	(0.36)	(0.37)
NET ASSET VALUE, END OF YEAR	$9.27	$9.58	$9.66	$9.73	$9.86
Total return[4]	1.14%	4.11%	3.98%	2.36%	3.63%
NET ASSETS, END OF YEAR (MILLIONS)	$430	$421	$312	$339	$358
Ratios to average net assets:
Gross expenses	0.97%	1.00%	0.99%[5]	1.00%	0.98%
Net expenses	0.81 [6,7,8]	0.82 [6,7,8]	0.98 [5,6]	1.00	0.97 [6]
Net investment income	4.35	4.81	4.19	3.60	3.30
Portfolio turnover rate[9]	23%	88%	266%	141%	138%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.97% and 0.96%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.81% for Class A shares until May 1, 2009. On December 5, 2008, the contractual expense limitation was reduced from 0.81% to 0.80%.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 276%, 499%, 615%, 315% and 292% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

Legg Mason Partners Government Securities Fund	63

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS B SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.59	$9.67	$9.74	$9.87	$9.89
Income (loss) from operations:
Net investment income	0.36	0.41	0.34	0.30	0.27
Net realized and unrealized gain (loss)	(0.30)	(0.08)	(0.03)	(0.12)	0.03
Total income from operations	0.06	0.33	0.31	0.18	0.30
Less distributions from:
Net investment income	(0.37)	(0.41)	(0.38)	(0.31)	(0.32)
Return of capital	—	—	—	—	(0.00)[3]
Total distributions	(0.37)	(0.41)	(0.38)	(0.31)	(0.32)
NET ASSET VALUE, END OF YEAR	$9.28	$9.59	$9.67	$9.74	$9.87
Total return[4]	0.60%	3.54%	3.32%	1.80%	3.09%
NET ASSETS, END OF YEAR (MILLIONS)	$72	$81	$72	$89	$103
Ratios to average net assets:
Gross expenses	1.58%	1.66%	1.62%[5]	1.55%	1.51%
Net expenses	1.35 [6,7,8]	1.37 [6,7,8]	1.62 [5,6]	1.55	1.50 [6]
Net investment income	3.81	4.22	3.55	3.04	2.77
Portfolio turnover rate[9]	23%	88%	266%	141%	138%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.60% and 1.60%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.35% for Class B shares until May 1, 2009.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 276%, 499%, 615%, 315% and 292% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

64	Legg Mason Partners Funds

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS C SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.59	$9.67	$9.74	$9.87	$9.88
Income (loss) from operations:
Net investment income	0.35	0.40	0.37	0.31	0.28
Net realized and unrealized gain (loss)	(0.31)	(0.07)	(0.03)	(0.13)	0.04
Total income from operations	0.04	0.33	0.34	0.18	0.32
Less distributions from:
Net investment income	(0.35)	(0.41)	(0.41)	(0.31)	(0.33)
Return of capital	—	—	—	—	(0.00)[3]
Total distributions	(0.35)	(0.41)	(0.41)	(0.31)	(0.33)
NET ASSET VALUE, END OF YEAR	$9.28	$9.59	$9.67	$9.74	$9.87
Total return[4]	0.47%	3.54%	3.65%	1.87%	3.29%
NET ASSETS, END OF YEAR (MILLIONS)	$74	$73	$10	$14	$17
Ratios to average net assets:
Gross expenses	1.83%	1.59%	1.34%[5]	1.45%	1.44%
Net expenses	1.47 [6,7,8]	1.38 [6,7,8]	1.31 [5,6]	1.45	1.42 [6]
Net investment income	3.70	4.25	3.85	3.14	2.84
Portfolio turnover rate[9]	23%	88%	266%	141%	138%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.33% and 1.29%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.38% for Class C shares until May 1, 2008 and 1.52% for the period from May 1, 2008 until May 1, 2009.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 276%, 499%, 615%, 315% and 292% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

Legg Mason Partners Government Securities Fund	65

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS I SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.60	$9.68	$9.75	$9.88	$9.89
Income (loss) from operations:
Net investment income	0.45	0.49	0.44	0.39	0.36
Net realized and unrealized gain (loss)	(0.30)	(0.07)	(0.03)	(0.12)	0.04
Total income from operations	0.15	0.42	0.41	0.27	0.40
Less distributions from:
Net investment income	(0.45)	(0.50)	(0.48)	(0.40)	(0.41)
Return of capital	—	—	—	—	(0.00)[3]
Total distributions	(0.45)	(0.50)	(0.48)	(0.40)	(0.41)
NET ASSET VALUE, END OF YEAR	$9.30	$9.60	$9.68	$9.75	$9.88
Total return[4]	1.58%	4.46%	4.39%	2.75%	4.09%
NET ASSETS, END OF YEAR (MILLIONS)	$2	$10	$101	$104	$220
Ratios to average net assets:
Gross expenses	0.59%	0.58%	0.60%[5]	0.59%	0.59%
Net expenses	0.48 [6,7,8]	0.48 [6,7,8]	0.59 [5,6]	0.59	0.57 [6]
Net investment income	4.68	5.11	4.58	3.97	3.70
Portfolio turnover rate[9]	23%	88%	266%	141%	138%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.58% and 0.57%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.48% for Class I shares until May 1, 2009.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 276%, 499%, 615%, 315% and 292% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

66	Legg Mason Partners Funds

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason Partners Government Securities Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0234 04/09

PROSPECTUS / APRIL 30, 2009

Legg Mason Partners Short-Term Bond Fund

Class A, B, C, R and I Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Short-Term Bond Fund

Investments, risks and performance

Investment objective

The fund seeks current income, preservation of capital and liquidity.

Principal investment strategies

Key investments

Under normal market conditions, the fund invests at least 80% of its assets in “investment grade” fixed income securities and in related investments. Securities in which the fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. The fund may also invest in U.S. dollar denominated fixed income securities of foreign issuers.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Maturity

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of not more than three years.

Credit quality

Under normal circumstances, the fund invests at least 80% of its assets in investment grade fixed income securities and in related instruments. Investment grade securities are securities rated at the time of purchase by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated in the lowest category of investment grade (BBB or Baa) are deemed to have speculative characteristics.

2	Legg Mason Partners Funds

The fund may invest up to 20% of its assets in securities rated at the time of purchase by an NRSRO as below investment grade or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated below investment grade are commonly referred to as “junk bonds.” These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Adverse economic conditions or other adverse circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

In the event that a security is rated by multiple NRSROs and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add

Legg Mason Partners Short-Term Bond Fund	3

leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

4	Legg Mason Partners Funds

Principal risks of investing in the fund

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. Following is a description of the principal risks of investing in the fund.

•

Market and interest rate risk. The market price of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates

Legg Mason Partners Short-Term Bond Fund	5

on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

•

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

•

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. Using derivatives can also increase the fund’s volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

6	Legg Mason Partners Funds

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

•

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

•

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below market interest rates. This may cause the fund’s share price to be more volatile.

•

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying asset or creates investment risk with respect to a larger pool of assets than the fund would otherwise

Legg Mason Partners Short-Term Bond Fund	7

have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

•

Foreign securities. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

•

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector, country or region, or about interest rates, may be incorrect.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s

8	Legg Mason Partners Funds

investments” and in the fund’s Statement of Additional Information (“SAI”). Before investing, you should carefully consider the risks that you will assume.

For more information about the fund, please also see the fund’s website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

Who may want to invest

The fund may be an appropriate investment if:

•	You are seeking current income

•	You are willing to accept the risks of the fund, including the risks associated with derivatives and foreign securities

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad-based securities market index or other benchmark. Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance of a share class with higher expenses than Class A expenses would have been lower than that shown, and the performance of a share class with expenses lower than Class A expenses would have been higher than that shown.

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Legg Mason Partners Short-Term Bond Fund	9

TOTAL RETURN FOR CLASS A SHARES[1]

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 3.16% in third quarter 2001; Lowest: (5.37)% in fourth quarter 2008.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)[1]
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION[2]	INCEPTION DATE
Class A3
Return before taxes	(14.33)%	(1.54)%	1.62%		11/11/91
Return after taxes on distributions[4]	(15.61)%	(2.82)%	0.14%
Return after taxes on distributions and sale of fund shares[4]	(9.25)%	(1.97)%	0.53%
Other Classes (Return before taxes only)
Class B	(17.09)%	(1.79)%	N/A	(1.02)%	1/13/03
Class C	(13.15)%	(1.71)%	N/A	(0.69)%	8/5/02
Class I	(12.16)%	(0.74)%	2.29%		2/7/96
Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index[5]	5.07%	3.85%	4.85%	[6]

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor. Prior to September 2, 2008, the fund was named Legg Mason Partners Short-Term Investment Grade Bond Fund.

[2]	Information is provided only for classes with less than 10 calendar years of performance.

[3]

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

10	Legg Mason Partners Funds

[4]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

[5]

The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. An index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]

The total return of the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index since inception of Class B and Class C shares is not available. Total return of the index from 2/1/03 is 3.72% and from 8/1/02 is 3.86%.

Legg Mason Partners Short-Term Bond Fund	11

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended December 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A		CLASS B	CLASS C	CLASS R	CLASS I1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25%		None	None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[2]	5.00%[3]	None	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS B	CLASS C	CLASS R	CLASS I1
Management fees	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	0.75%	0.75%[4]	0.50%	None
Other expenses	0.34%[5]	0.39%[5]	0.44%[5]	0.20%[6]	0.05%[6]
Total annual fund operating expenses	1.04%[5]	1.59%[5]	1.64%[5]	1.15%[6]	0.50%[6]

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same, except for the

12	Legg Mason Partners Funds

effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A7 (with or without redemptions)	$329	$552	$794	$1,488
Class B7 (redemption at end of period)	$662	$809	$986	$1,783	[8]
Class B7 (no redemption)	$162	$509	$886	$1,783	[8]
Class C7 (with or without redemption)	$167	$525	$913	$1,999
Class R (with or without redemptions)	$117	$365	$632	$1,398
Class I (with or without redemptions)[1]	$51	$160	$279	$629

[1]

Effective October 17, 2007, Class I Shares were closed to all new purchases and incoming exchanges. Investors owning Class I shares on the date may continue to add to their Class I positions. The fund’s Board has approved a reorganization (the “Reorganization”) pursuant to which the fund would acquire the assets and assume the liabilities of Legg Mason Limited Duration Bond Portfolio (the “Acquired Fund”). If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional shares of the Acquired Fund would receive Class I shares upon the completion of the Reorganization and would also be permitted to add to their Class I positions.

[2]

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[3]

Class B shares of the fund may only be acquired through exchange and may be subject to the contingent deferred sales charge of the fund you originally purchased, up to a maximum of 5.00%. If the Reorganization is approved by the Acquired Fund shareholders, Class B shares would be converted to Class A shares as of the date of the Reorganization, and would then be closed to all purchases and exchanges.

[4]

If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization, the Class C distribution/service fee would be reduced to 0.50% of the average daily net assets attributable to Class C shares.

[5]

“Other expenses” for Class A, Class B and Class C shares have been estimated to reflect the estimated initial effect of certain contractual recordkeeping fees payable to a Service Agent, which became effective on October 1, 2008. These recordkeeping fees will increase annually over the next three years. As a result, “Other expenses” of Class A, Class B and Class C shares are expected to increase over time. Class A, Class B and Class C shares are also authorized to pay fees for recordkeeping services to other Service Agents. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization, management will contractually agree to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.10% for Class C shares until April 30, 2010. Under this contractual agreement, the manager will be permitted to recapture amounts previously waived or reimbursed by the manager to the fund during the previous 12 months if the fund’s total annual operating expenses have fallen to a level below the contractual expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the contractual expense cap and in no case will the aggregate amounts recaptured by the manager exceed the amounts previously waived or reimbursed by the manager.

[6]

“Other expenses” for Class R shares have been estimated based on expenses incurred by Class I shares because no Class R shares were outstanding during the fiscal year ended December 31, 2008. Class R and Class I shares are authorized to pay fees for recordkeeping services. As a result, “Other expenses” of Class R and Class I shares are expected to increase over time.

[7]

Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on October 1, 2008 and will increase annually over the next three years.

[8]

Assumes conversion to Class A shares approximately 8 years after purchase. If the Reorganization is not approved, all Class B shares purchased prior to November 20, 2006 will convert to Class A shares approximately seven years after purchase.

Legg Mason Partners Short-Term Bond Fund	13

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

The fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

The portfolio managers focus on minimizing fluctuations in the fund’s net asset value by identifying short-term fixed income securities the portfolio managers believe are under valued and that offer better protection of capital given current interest rate and market conditions. In selecting individual securities for investment, the portfolio managers:

•	Monitor the spreads between U.S. Treasury and government agency or instrumentality issuers and purchase agency and instrumentality issues that they believe will provide a yield advantage

•	Determine sector and maturity weightings based on assessments of the economic environment and relative value factors based on interest rate outlook

•	Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

•	Use research to uncover inefficient sectors of the government securities and mortgage markets and adjust portfolio positions to take advantage of new information

Fixed income securities

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer or borrower of the security usually pays a fixed, variable, or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero

14	Legg Mason Partners Funds

coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Zero coupon bonds, pay-in kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Stripped securities

Certain fixed income securities, called stripped securities, may represent the right to receive either payments of principal (called

Legg Mason Partners Short-Term Bond Fund	15

“POs”) or payments of interest (called “IOs”) on underlying pools of mortgages or on government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them.

Corporate debt

The fund may invest in corporate debt securities which are fixed income securities usually issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small-, mid- and large capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Corporate loans

The fund may invest in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Corporate loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or are secured with collateral. In addition, corporate loans are generally subject to liquidity risk. The fund may acquire an interest in corporate loans by purchasing participations in and assignments of portions of corporate loans from third parties or by investing in

16	Legg Mason Partners Funds

pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.”

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets

Legg Mason Partners Short-Term Bond Fund	17

embedded in the structure. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. Government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the

18	Legg Mason Partners Funds

foreclosure values of the underlying real estate are materially below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The fund may invest in collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Legg Mason Partners Short-Term Bond Fund	19

CDOs are a type of asset-backed security. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Preferred stock and convertible securities

The fund may invest in preferred stock and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in equity securities and equity-like securities. Equity securities include warrants, rights, exchange traded and over-the-counter

20	Legg Mason Partners Funds

common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Legg Mason Partners Short-Term Bond Fund	21

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Forward roll transactions

The fund may engage in forward roll transactions (also referred to as mortgage dollar rolls). A forward roll transaction involves a forward commitment by the fund (see “When-issued securities, delayed delivery and forward commitment transactions” above). In general, in a forward roll transaction, the fund sells a mortgage security while simultaneously agreeing to repurchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. The fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date, the fund sells the security and agrees to repurchase a similar security at a later time.

An obligation to repurchase securities on a specified future date involves a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

22	Legg Mason Partners Funds

Reverse repurchase agreements and other borrowings

The fund may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund of the money borrowed.

Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Short-term investments

The fund may invest in cash or short-term money market instruments, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Counterparty risk

When the fund engages in certain transactions with another party (a counterparty) relating to underlying securities, such as certain derivative transactions, when-issued, delayed delivery and forward commitment transactions, forward or mortgage dollar roll transactions, reverse repurchase agreements and repurchase agreements, the fund will be subject to the credit risk presented by the counterparty. In the event that the counterparty files for bankruptcy, becomes insolvent or defaults on its obligation to the fund, the fund may be adversely affected.

Portfolio turnover

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and

Legg Mason Partners Short-Term Bond Fund	23

distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. To the extent the fund holds uninvested cash, the fund is subject to risk with respect to the depository institution holding the cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Percentage limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent changes in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

24	Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2008, LMPFA’s total assets under management were approximately $172 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.

Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2008, the total assets under management of Western Asset and its supervised affiliates were approximately $513.3 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $698.2 billion.

Portfolio Managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, James J. Flick, Andrea A. Mack and Michael C. Buchanan. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech, Walsh and Flick have been portfolio managers of the fund since March 2006. Mr. Buchanan and Ms. Mack have been portfolio managers of the fund since August 2007. The portfolio managers lead the team and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Legg Mason Partners Short-Term Bond Fund	25

Messrs. Leech, Walsh, Flick and Ms. Mack are portfolio managers of Western Asset and have been employed by Western Asset for more than five years.

Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to that time, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan also was Executive Vice President and Portfolio Manager with Janus Capital Management in 2003.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended December 31, 2008, the fund paid a management fee, after waivers and reimbursements, of 0.45% of the fund’s average daily net assets for investment management services.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended December 31, 2008.

Reorganization

The fund’s Board has approved a reorganization (the “Reorganization”) pursuant to which the fund would acquire the assets and assume the liabilities of Legg Mason Limited Duration Bond Portfolio (the “Acquired Fund”). The Reorganization is subject to the satisfaction of certain conditions, including approval by Acquired Fund shareholders. Proxy materials describing the Reorganization are expected to be mailed to shareholders of the Acquired Fund who are entitled to vote in the second quarter of 2009. If the Reorganization is approved by Acquired Fund shareholders, it is expected to occur during the late second or third quarter of 2009.

Distribution

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

26	Legg Mason Partners Funds

The fund has adopted a shareholder services and distribution plan for its Class A, B, C and R shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 0.75% for Class B shares; up to 0.75% for Class C shares and up to 0.50% for Class R shares. Class I shares are not subject to any distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Partners Short-Term Bond Fund	27

Choosing a class of shares to buy

Individual investors can generally choose between two classes of shares: Class A and C shares. Class B shares are only available through exchange purchases.1 Effective October 17, 2007, the fund’s Class I Shares were closed to purchases by new investors and incoming exchanges. Investors owning Class I shares on that date may continue to add to their Class I share positions.2 Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

[1]

If the Reorganization is approved by the Acquired Fund shareholders, Class B shares would be converted to Class A shares as of the date of the Reorganization, and would then be closed to all purchases and exchanges.

[2]

If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional shares of the Acquired Fund would receive Class I shares upon the completion of the Reorganization and would also be permitted to add to their Class I positions.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

28	Legg Mason Partners Funds

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT[1]
	CLASS A	CLASS B (EXCHANGE PURCHASES ONLY)	CLASS C	CLASS R	CLASS I2
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
IRAs	$250/$50	$250/$50	$250/$50	n/a	n/a
SIMPLE IRAs	None/None	None/None	None/None	n/a	n/a
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	n/a	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None	n/a	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	n/a	n/a
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	n/a	$1 million/None

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Retirement and Institutional investors — eligible investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]

Effective October 17, 2007, the fund’s Class I Shares were closed to purchases by new investors and incoming exchanges. Investors owning Class I shares on that date may continue to add to their Class I share positions. If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional shares of the Acquired Fund would receive Class I shares upon the completion of the Reorganization and would also be permitted to add to their Class I positions.

Legg Mason Partners Short-Term Bond Fund	29

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

30	Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. You may be required to provide appropriate documentation conforming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose. Please contact your Service Agent regarding the availability of Class R Shares.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares (or, if offered, Exchange A shares) of funds sold by the distributor
Class B

• Available only in exchange from another fund[2]

• No initial sales charge

• Contingent deferred sales charge declines over time

• Converts to Class A after approximately 8 years

• Generally higher annual expenses than Class A

		None	Up to 5.00% charged when you redeem shares, based on the schedule of the fund that you originally purchased. The charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.75% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial or contingent deferred sales charge • Does not convert to Class A • Generally higher annual expenses than Class A	None	None	0.75% of average daily net assets[3]	Class C shares of funds sold by the distributor

Legg Mason Partners Short-Term Bond Fund	31

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class R	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Closed to purchases by new investors and incoming exchanges[4] • Generally lower annual expenses than Class A, Class B, Class C and Class R	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

[2]

If the Reorganization is approved by the Acquired Fund shareholders, Class B shares would be converted to Class A shares as of the date of the Reorganization, and Class B would then be closed to all purchases and exchanges.

[3]

If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization, the Class C distribution/service fee would be reduced to 0.50% of the average daily net assets attributable to Class C shares.

[4]

If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional Class shares of the Acquired Fund would receive Class I shares upon the completion of the Reorganization and would also be permitted to add to their Class I positions.

32	Legg Mason Partners Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/ dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF NET AMOUNT	BROKER/DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of

Legg Mason Partners Short-Term Bond Fund	33

the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you; or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Certain funds and classes of shares of other funds sold by the distributor may not be combined until May 18, 2009. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you; or

•	your spouse, and children under the age of 21

34	Legg Mason Partners Funds

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Certain funds and certain classes of shares of other funds sold by the distributor may not be credited toward your letter of intent asset goal until May 18, 2009. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Legg Mason Partners Short-Term Bond Fund	35

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

Class B shares

Class B shares, which are available only through exchanges of Class B shares of other funds sold by the distributor, are purchased at net asset value without paying an initial sales charge. If the Reorganization is approved by the Acquired Fund shareholders, Class B shares would be converted to Class A shares as of the date of the Reorganization, and Class B would then be closed to all purchases and exchanges. However, if you redeem your Class B shares within 5 years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE	1ST	2ND	3RD	4TH	5TH	6TH THROUGH 8TH
Contingent deferred sales charge	Up to 5%	4%	3%	2%	1%	0%

For Class B shares, Service Agents receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

SHARES ISSUED: AT INITIAL PURCHASE	SHARES ISSUED: ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS	SHARES ISSUED: UPON EXCHANGE FROM ANOTHER FUND SOLD BY THE DISTRIBUTOR
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

36	Legg Mason Partners Funds

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.

Service Agents receive an annual distribution/service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization, LMIS will generally pay Service Agents selling Class C shares an annual fee of up to 0.50% of the purchase price of the Class C shares they sell.

Class R shares

Class R shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents will receive a distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Effective October 17, 2007, the fund’s Class I shares were closed to purchases by new investors and incoming exchanges. Investors owning Class I shares on that date may continue to add to their Class I share positions. If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional Class shares of the Acquired Fund would receive Class I shares upon the completion of the Reorganization and would also be permitted to add to their Class I positions. Class I shares are not subject to any distribution or service fee.

Legg Mason Partners Short-Term Bond Fund	37

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeemed shares of a fund sold by the distributor and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or access the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the fund.

38	Legg Mason Partners Funds

Retirement and institutional investors — eligible investors

Retirement Plans with Omnibus Accounts

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among two classes of shares: Class C and Class R shares.

Class A and B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plans

Other Retirement Plan investors can generally choose among three classes of shares: Class A, Class B, and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among three share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may invest in Class A shares. “Clients of Eligible Financial Intermediaries” are investors

Legg Mason Partners Short-Term Bond Fund	39

who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors owning Class I shares on October 17, 2007 are permitted to continue to add to their Class I positions. If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional Class shares of the Acquired Fund would receive Class I shares upon the completion of the Reorganization and would also be permitted to add to their Class I positions after the Reorganization. Institutional Investors may also invest in Class A and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, defined benefit plans and other similar entities with direct relationships to the fund.

Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization, the annual fee payable to these Service Agents would be reduced to an annual fee of up to 0.50% of the average daily net assets represented by the Class C shares serviced by them.

Class R

Class R shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level

40	Legg Mason Partners Funds

of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I Shares

Effective October 17, 2007, the fund’s Class I Shares were closed to purchases by new investors and incoming exchanges. Investors owning Class I shares on that date may continue to add to their Class I share positions. Please contact your Service Agent for more information. If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional shares of the Acquired Fund would receive Class I shares upon completion of the Reorganization and would also be permitted to add to their Class I positions.

Class A and Class B — Retirement Plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, certain Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible for Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares is waived where:

•	Such Retirement Plan’s record keeper offers only load-waived shares,

•	Fund shares are held on the books of the fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that purchased shares at net asset value prior to November 20, 2006, LMIS may continue to pay Service Agents commissions of up to 0.50% of the

Legg Mason Partners Short-Term Bond Fund	41

purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes, please contact your Service Agent for additional details.

42	Legg Mason Partners Funds

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge. You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

Legg Mason Partners Short-Term Bond Fund	43

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy — Investment minimums”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

44	Legg Mason Partners Funds

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor. Shares of certain funds and certain classes of shares of other funds sold by the distributor are not available for exchange until May 18, 2009.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares on any day the funds are open at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•  If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•  If you bought shares directly from the fund, contact Funds Investor Services or Institutional Shareholder Services to learn which funds are available to you for exchanges

•  You may exchange shares of the fund only for shares of the same class of other funds, with one exception: if you wish to exchange Class A shares of the fund for shares of another fund that offers Exchange A shares, you may exchange your Class A shares only for Exchange A shares of the other fund

•  Not all funds offer all classes

•  Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

•  Remember that an exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account

•  Always be sure to read the prospectus of the fund into which you are exchanging shares

Legg Mason Partners Short-Term Bond Fund	45

Investment minimums, sales charges and other requirements

• In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased. However, if you exchange Class C shares of the fund for Class C shares of an equity or long-term fixed income fund sold by the distributor, you will be subject to the contingent deferred sales charge of the fund into which you exchange, and your contingent deferred sales charge will be measured from the date of your exchange

• For Class A, Class B and Class C exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

• The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

46	Legg Mason Partners Funds

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the address specified in “Redeeming shares” below.
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Choosing a class of shares to buy — Investment minimums”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Partners Short-Term Bond Fund	47

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

48	Legg Mason Partners Funds

By mail

Contact your Service Agent, or if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

• The fund name, the class of shares to be redeemed, and your account number

• The dollar amount or number of shares to be redeemed

• Signatures of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

If you hold shares directly with the fund, redemptions of shares may be made by telephone on any day the NYSE is open for business.

Your redemption proceeds can be sent by check to your address of record, by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to

Legg Mason Partners Short-Term Bond Fund	49

receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).
Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates.

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually.

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year.

• You must elect to have all dividends and distributions reinvested.

For more information, please contact your Service Agent or consult the SAI.

50	Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (see “Exchanging shares” and “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for executing any such transaction.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

Legg Mason Partners Short-Term Bond Fund	51

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

52	Legg Mason Partners Funds

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. With prior notice, the minimum size of accounts subject to mandatory redemption, which may vary by class, may be changed, or fees for small accounts may be implemented.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing

Legg Mason Partners Short-Term Bond Fund	53

discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds also could be affected.

Because of the potential harm to funds sold by the distributor and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the funds sold by the distributor if that shareholder has engaged in a total of four or more “Round Trips” (as defined below) across all such funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has

54	Legg Mason Partners Funds

the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as the portfolio manager and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by

Legg Mason Partners Short-Term Bond Fund	55

the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting,

56	Legg Mason Partners Funds

your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Legg Mason Partners Short-Term Bond Fund	57

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income and capital gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares.

58	Legg Mason Partners Funds

The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders is taxed at reduced rates.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. Distributions that are designated as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010. The fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.” If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

Legg Mason Partners Short-Term Bond Fund	59

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For equity securities and certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund’s Board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers or may use a matrix, or a formula or other method that provides an estimated value of the obligation or security, taking into consideration, as applicable, market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

60	Legg Mason Partners Funds

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 2:00 p.m. Eastern time.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

The fund invests in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the

Legg Mason Partners Short-Term Bond Fund	61

fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

62	Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor. Prior to September 2, 2008, the fund was named Legg Mason Partners Short-Term Investment Grade Bond Fund. No information is presented for Class R shares because no Class R shares were outstanding for the periods shown. The returns for Class R shares will differ from those of the other classes to the extent their expenses differ.

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$3.98	$4.13	$4.14	$4.20	$4.25
Income (loss) from operations:
Net investment income	0.15	0.19	0.14	0.11	0.10
Net realized and unrealized gain (loss)	(0.63)	(0.15)	0.02	(0.05)	(0.04)
Total income (loss) from operations	(0.48)	0.04	0.16	0.06	0.06
Less distributions from:
Net investment income	(0.16)	(0.19)	(0.17)	(0.12)	(0.11)
Total distributions	(0.16)	(0.19)	(0.17)	(0.12)	(0.11)
NET ASSET VALUE, END OF YEAR	$3.34	$3.98	$4.13	$4.14	$4.20
Total return[3]	(12.39)%	1.00%	3.98%	1.44%	1.45%
NET ASSETS, END OF YEAR (MILLIONS)	$39	$58	$70	$83	$91
Ratios to average net assets:
Gross expenses	1.02%	0.90%	0.86%[4]	0.88%	0.88%
Net expenses	1.01 [5,6]	0.90 [5]	0.84 [4,6]	0.88	0.88 [6]
Net investment income	4.09	4.54	3.52	2.72	2.32
Portfolio turnover rate	46%[7]	81%[7]	124%[7]	49%	34%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.85% and 0.83%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 291%, 372%, 270% and 51% for the years ended December 31, 2008, 2007, 2006 and 2004, respectively.

Legg Mason Partners Short-Term Bond Fund	63

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS B SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$3.98	$4.13	$4.14	$4.19	$4.25
Income (loss) from operations:
Net investment income	0.13	0.16	0.12	0.09	0.08
Net realized and unrealized gain (loss)	(0.63)	(0.14)	0.02	(0.04)	(0.05)
Total income (loss) from operations	(0.50)	0.02	0.14	0.05	0.03
Less distributions from:
Net investment income	(0.14)	(0.17)	(0.15)	(0.10)	(0.09)
Total distributions	(0.14)	(0.17)	(0.15)	(0.10)	(0.09)
NET ASSET VALUE, END OF YEAR	$3.34	$3.98	$4.13	$4.14	$4.19
Total return[3]	(12.90)%	0.45%	3.39%	1.16%	0.71%
NET ASSETS, END OF YEAR (MILLIONS)	$1	$2	$3	$4	$6
Ratios to average net assets:
Gross expenses	1.58%	1.45%	1.42%[4]	1.40%	1.39%
Net expenses	1.58 [5]	1.45 [5]	1.41 [4,6]	1.40	1.38 [6]
Net investment income	3.53	3.97	2.95	2.19	1.80
Portfolio turnover rate	46%[7]	81%[7]	124%[7]	49%	34%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 291%, 372%, 270% and 51% for the years ended December 31, 2008, 2007, 2006 and 2004, respectively.

64	Legg Mason Partners Funds

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS C SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$3.99	$4.14	$4.15	$4.20	$4.26
Income (loss) from operations:
Net investment income	0.13	0.16	0.12	0.09	0.08
Net realized and unrealized gain (loss)	(0.64)	(0.14)	0.02	(0.04)	(0.05)
Total income (loss) from operations	(0.51)	0.02	0.14	0.05	0.03
Less distributions from:
Net investment income	(0.14)	(0.17)	(0.15)	(0.10)	(0.09)
Total distributions	(0.14)	(0.17)	(0.15)	(0.10)	(0.09)
NET ASSET VALUE, END OF YEAR	$3.34	$3.99	$4.14	$4.15	$4.20
Total return[3]	(13.15)%	0.34%	3.39%	1.14%	0.67%
NET ASSETS, END OF YEAR (MILLIONS)	$5	$7	$9	$13	$24
Ratios to average net assets:
Gross expenses	1.63%	1.56%	1.46%[4]	1.41%	1.41%
Net expenses	1.63 [5]	1.56 [5]	1.42 [4,6]	1.41	1.41 [6]
Net investment income	3.47	3.86	2.92	2.15	1.77
Portfolio turnover rate	46%[7]	81%[7]	124%[7]	49%	34%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45% and 1.41%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 291%, 372%, 270% and 51% for the years ended December 31, 2008, 2007, 2006 and 2004, respectively.

Legg Mason Partners Short-Term Bond Fund	65

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS I SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$3.99	$4.13	$4.14	$4.20	$4.26
Income (loss) from operations:
Net investment income	0.17	0.20	0.16	0.13	0.11
Net realized and unrealized gain (loss)	(0.64)	(0.13)	0.02	(0.05)	(0.04)
Total income (loss) from operations	(0.47)	0.07	0.18	0.08	0.07
Less distributions from:
Net investment income	(0.18)	(0.21)	(0.19)	(0.14)	(0.13)
Total distributions	(0.18)	(0.21)	(0.19)	(0.14)	(0.13)
NET ASSET VALUE, END OF YEAR	$3.34	$3.99	$4.13	$4.14	$4.20
Total return[3]	(12.16)%	1.63%	4.34%	1.83%	1.61%
NET ASSETS, END OF YEAR (MILLIONS)	$182	$212	$302	$256	$251
Ratios to average net assets:
Gross expenses	0.50%	0.52%	0.50%[4]	0.50%	0.49%
Net expenses	0.50 [5]	0.52 [5]	0.49 [4,6]	0.50	0.49 [6]
Net investment income	4.60	4.89	3.87	3.09	2.69
Portfolio turnover rate	46%[7]	81%[7]	124%[7]	49%	34%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.49% and 0.48%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 291%, 372%, 270% and 51% for the years ended December 31, 2008, 2007, 2006 and 2004, respectively.

66	Legg Mason Partners Funds

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason Partners Short-Term Bond Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FDO2319 4/09

April 30, 2009

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS CORPORATE BOND FUND

LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND

55 Water Street

New York, New York 10041

1-800-451-2010

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the prospectuses of Legg Mason Partners Corporate Bond Fund (“Corporate Bond Fund”) and Legg Mason Partners Government Securities Fund (“Government Securities Fund” and, together with the Corporate Bond Fund, the “funds”), each dated April 30, 2009, as amended and supplemented from time to time, and is incorporated by reference in its entirety into each of the prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. Each fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI for periods prior to April 16, 2007 is that of each fund’s predecessor.

Additional information about a fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. Each fund’s prospectus and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing or calling the fund at the address or telephone number set forth above, or by visiting Legg Mason Partners’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as each fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Each of the funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified management investment company.

Each fund’s prospectus discusses the fund’s investment objective and strategies. The following supplements the description of each fund’s investment strategies in its prospectus.

Investment Objectives

Corporate Bond Fund

Corporate Bond Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.

Government Securities Fund

Government Securities Fund seeks high current return.

Principal Investment Strategies

Corporate Bond Fund

Key investments. Under normal circumstances, the fund invests at least 80% of the value of its assets in “investment grade” fixed income securities and related investments and at least 80% of the value of its assets in corporate debt securities and related investments. The fund also may invest in U.S. Government securities and U.S. dollar denominated fixed-income securities of foreign issuers.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Corporate debt securities. Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small-, mid- and large capitalizations. Corporate debt may carry variable or floating rates of interest.

Maturity. The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality. Under normal circumstances, the fund invests at least 80% of its assets in investment grade fixed-income securities and in related instruments. Investment grade securities are securities rated at the time of purchase by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated in the lowest category of investment grade (BBB or Baa) are deemed to have speculative characteristics.

The fund may invest up to 20% of its assets in securities rated at the time of purchase by an NRSRO as below investment grade or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated below investment grade are commonly referred to as “junk bonds.” These securities have a higher risk of

2

default, tend to be less liquid and may be more difficult to value. Adverse economic conditions or other adverse circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments

In the event that a security is rated by multiple NRSROs and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives. The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

3

80% Policy. The fund’s 80% policy relating to investments in assets in “investment grade” fixed-income securities and related investments, as well as its 80% policy relating to corporate debt securities and related investments, each may be changed without shareholder approval. However, the fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its investment policy. For purposes of the foregoing 80% policy, “assets” means net assets plus the amount of any borrowings for investment purposes.

Government Securities Fund

Key investments. Under normal circumstances, the fund invests at least 80% of the value of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities and mortgage-related securities. The fund may engage in forward roll transactions (sometimes referred to as mortgage dollar rolls).

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or a basket of securities or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Maturity. The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality. Investment grade securities are securities rated by an NRSRO within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated in the lowest category of investment grade are deemed to have speculative characteristics.

Securities rated below investment grade are commonly referred to as “junk bonds.” These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Adverse economic conditions or other adverse circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

In the event that a security is rated by multiple NRSROs and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives. The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the

4

value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

80% Policy. The fund’s 80% policy relating to investments in assets in “debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments may be changed without shareholder approval. However, the fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its investment policy. For purposes of the foregoing 80% policy, “assets” means net assets plus the amount of any borrowings for investment purposes.

5

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISKS

Additional Information

Each fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Debt and Fixed Income Securities

A fund may invest in a variety of debt and fixed income securities. These securities share three principal risks: First, the level of interest income generated by the fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Asset-Backed and Mortgage-Related Securities

Asset-Backed Securities. An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described below under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage- related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

A fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

6

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in valuing asset-backed securities.

Mortgage-Related Securities. Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. Ginnie Mae, the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has, however, provided financial support to Fannie Mae and Freddie Mac, but there can be no assurances that it will support these or other government-sponsored entities in the future. Private, U.S. governmental or government-sponsored entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, a fund, consistent with its investment objective and policies, will consider making investments in such new types of securities.

Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-sponsored pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. See “Asset-Backed and Mortgage-Backed Securities issued by Nongovernmental Entities” below. Prompt payment of principal and interest on Ginnie Mae mortgage pass-through certificates is backed by the full faith and credit of the United States. Fannie Mae guaranteed mortgage pass-through certificates and Freddie Mac participation certificates are solely the obligations of those entities but Fannie Mae obligations are supported by the discretionary authority of the United States government to purchase its obligations.

7

Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. To the extent that a fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund’s principal investment to the extent of the premium paid. A fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-sponsored mortgage pools, generally will fluctuate in response to market interest rates. The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Structured Mortgage-Backed Securities. A fund may invest in structured mortgage-backed securities. The interest rate or, in some cases, the principal payable at the maturity of a structured mortgage-backed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators (“reference prices”). A structured mortgage-backed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured mortgage-backed securities may decline in value due to adverse market changes in reference prices. The structured mortgage-backed securities purchased by a fund may include interest only (“IO”) and principal only (“PO”) securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged floating rate securities (“super floaters”), leveraged inverse floating rate securities (“inverse floaters”), leveraged or super IOs and POs, inverse IOs, dual index floaters and range floaters.

Risks of Asset-Backed and Mortgage-Related Securities. Payments of principal of and interest on mortgage-backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. In addition, holders of mortgage-backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held. To the extent that mortgage-backed securities or asset-backed securities are purchased by a fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Many mortgage-backed and structured securities are considered to be derivative instruments. Different types of derivative securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay collateralized mortgage obligations (“CMOs”) are subject to all of these risks, but are typically not leveraged. Planned amortization

8

classes (“PACs”), targeted amortization classes (“TACs”) and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or collars.

The risk of early prepayments is the primary risk associated with mortgage IOs, super floaters and other leveraged floating rate mortgage-backed securities. The primary risks associated with COFI floaters, other “lagging rate” floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential extension of average life and/or depreciation due to rising interest rates. The residual classes of CMOs are subject to both prepayment and extension risk.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates.

In addition to the interest rate, prepayment and extension risks described above, the risks associated with transactions in these securities may include: (1) leverage and volatility risk and (2) liquidity and valuation risk.

Asset-Backed Securities and Mortgage-Backed Securities issued by Nongovernmental Entities. Certain of the mortgage-backed securities, as well as certain of the asset-backed securities, in which a fund may invest will be issued by private issuers, and therefore may have exposure to subprime loans as well as to the mortgage and credit markets generally. Such mortgage-backed securities and asset-backed securities may take a form similar to the pass-through mortgage-backed securities issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of mortgage-backed securities or asset-backed securities described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or certain government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

9

If a fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Credit Enhancements. Credit enhancements for certain mortgage-backed securities and asset-backed securities issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain mortgage-backed securities and asset-backed securities issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security or decrease the yield or amount distributable on the security.

Examples of such credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). A fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

Bank Obligations

A fund may invest in all types of bank obligations, including certificates of deposit and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by a fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and

10

governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

A fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed

11

elsewhere in this SAI and the funds’ prospectuses (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Corporate Loans

A fund may invest in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. A fund may acquire an interest in corporate loans through the

12

primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a corporate loan in which a fund had invested would have an adverse affect on the fund’s net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the fund’s net asset value. Corporate loans in which a fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral.

In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, a fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

A fund may also acquire an interest in corporate loans by purchasing both participations (“Participations”) in and assignments (“Assignments”) of portions of corporate loans from third parties. By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Participations typically will result in the fund’s having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When a fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

A fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, a fund may have difficulty disposing of their investments in corporate loans. The liquidity of such securities is limited and each fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the

13

creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.

Deferred Interest Bonds

A fund may invest in deferred interest bonds, which are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Foreign Securities

Risks of Non-U.S. Investments. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of a fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.

The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. Additionally, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may

14

not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Emerging Market Countries. A fund may invest in securities of emerging market countries. For purposes of this SAI, emerging markets include any country which, at the time of investment, is represented in the JP Morgan Emerging Markets Bond Index Global or is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non- U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for a fund’s investments in such securities.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases because of settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund because of a subsequent decline in

15

value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a fund against loss or theft of its assets.

Withholding and Other Taxes. A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Currency. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, a fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

ADRs, EDRs and GDRs. A fund may also purchase American Depositary Receipts (“ADRs”), American Depository Debentures, American Depository Notes, American Depository Bonds, European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements.

Sovereign Government and Supranational Debt. Each fund may invest in all types of debt securities of governmental issuers in all countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial

16

institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Eurodollar or Yankee Obligations. A fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its

17

debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. A fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax (“AMT”). Individual and corporate shareholders may be subject to a federal AMT to the extent that a fund’s dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the “current earnings” adjustment item for purposes of the federal corporate AMT.

Industrial Development Bonds. A fund may invest in industrial development bonds (“IDBs”) issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal inane tax. Interest earned on IDBs may be subject to the federal AMT.

Tender Option Bonds. A fund may purchase tender option bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Instruments, below.)

Municipal Leases. A fund may invest in participation interests (described below) in municipal leases or installment purchase contracts issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

18

Participation Interests. A fund may purchase from financial institutions tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations). A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. With respect to insurance, a fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, the fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. A fund may invest in state and municipal notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper. A fund may invest in tax-exempt commercial paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. A fund may invest in municipal bonds issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance

19

company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Custodial Receipts and Certificates. A fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Additional Risks relating to Municipal Securities

Tax risk. The Internal Revenue Code of 1986, as amended (the “Code”) imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of a fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and their service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

20

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or a substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in a fund’s portfolio may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations. A fund may invest in taxable municipal obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest

21

and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by a fund, but the subadviser will consider the event in determining whether a fund should continue to hold the security.

Stripped Securities

Stripped securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, government securities or mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped securities have greater volatility than other types of securities. Although mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped securities may be illiquid.

Stripped securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Structured Notes and Related Instruments

A fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark

22

asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. These structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Ginnie Mae certificates); (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

A fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

23

A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since a fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that a fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

Derivative Instruments—Options, Futures and Other Strategies

General. A fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the Prospectus, this SAI or by applicable law, a fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. Thus, in a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

24

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to a fund. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return. A fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

A fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a fund.

Certain Risks Associated with Hedging Strategies. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other

25

pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. A fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because the subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, a fund could suffer a loss. In either such case, a fund would have been in a better position had it not attempted to hedge at all.

Cover. Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A fund may purchase call options for any purpose. For example, a call option may be purchased by a fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a

26

security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

A fund may purchase put options for any purpose. For example, a put option may be purchased by a fund as a short hedge. The put option enables a fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, a fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options may result in a fund’s net asset value being more sensitive to changes in the value of the related instrument. A fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies

27

on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

A fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised.

28

As with other kinds of options, a fund, as a call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. A fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and a fund’s investment policies, a fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of a fund’s fixed-income portfolio. If the subadviser wishes to shorten the average duration of a fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of a fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

29

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a fund’s obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Each fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the

30

normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, the subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and a fund’s investment policies, a fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Non-U.S. Currency Hedging Strategies—Special Considerations. A fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other

31

Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the funds’ subadviser believes will have a high degree of correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Options on non-U.S. currencies also have the risks of options on securities. See “Risks of Options on Securities” above.

Forward Currency Contracts. A fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be used to attempt to hedge currency exposure or to enhance return or yield.

Such transactions may serve as long hedges; for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a non-U.S. currency that a fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a non-U.S. currency.

A fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency. For example, if a fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

32

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Successful use of forward currency contracts depends on the subadviser’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change a fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as a fund’s subadviser anticipates. There is no assurance that the subadviser’s use of forward currency contracts will be advantageous to a fund or that the subadviser will hedge at an appropriate time.

Combined Positions. A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. A fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

33

Swaps, Caps, Floors and Collars. A fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

A fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a fund in the event of a default. Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. Each fund will also maintain collateral with respect to its total obligations under any

34

swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Flexibility. Generally, the foregoing is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by each fund as broadly as possible. Statements concerning what a fund may do are not intended to limit other any activity. Each fund maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or the prospectus.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

A fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.

A fund may invest in closed-end investment companies which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

Real Estate Investment Trusts

A fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

35

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Preferred Stock

A fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, a fund may receive stocks or warrants as result of an exchange or tender of fixed-income securities.

Equity Securities

Although the funds invest principally in fixed income securities and related investments, the funds may from time to time invest in equity securities and equity-like securities. Equity securities include exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Forward Roll Transactions

In mortgage “dollar rolls” a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a

36

specified future date. A fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time a fund enters into a mortgage dollar roll commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

See “Forward Commitments and When-Issued Securities” below.

Repurchase Agreements

A fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, the funds, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to a fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements and Other Borrowings

A fund may engage in reverse repurchase agreements or other borrowing transactions as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. A fund may also engage in reverse repurchase agreements or other borrowing transactions in order to reinvest the proceeds in other securities or instruments.

37

A reverse repurchase agreement is a transaction in which a fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and at a price that is greater than the price that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash.

When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the fund is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the fund’s assets. In addition, if a fund is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the fund’s income.

At the time a fund enters into a reverse repurchase agreement, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the agreement. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s exercising its rights under the agreement.

Borrowing may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers’ strategy and the ability of the fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

The Government Securities Fund may borrow from banks, on a secured or unsecured basis, up to 25% of the value of its assets.

Restricted and Illiquid Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities sold through private placements are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are not subject to the disclosure and other investor protection requirements that may be applicable if the securities were so registered.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by a fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a fund has valued the security. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The funds intend to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser the responsibility for determining whether a particular security eligible for trading under this rule is

38

“liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, each subadviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments a fund may own. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

The funds do not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Stand-By Commitments

A fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.

Because a fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the fund and affect its share price. A fund will acquire stand-by commitments solely to facilitate fund liquidity and do not intend to exercise rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable.

Forward Commitments and When-Issued Securities

A fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

39

Subordinated Securities

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, each fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Generally, the foregoing is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. The funds maintain the flexibility to use the investments described above for any purpose consistent with applicable law and any express limitations in the SAI or the funds’ prospectuses.

Alternative Investment Strategies and Temporary Investments

At times a fund’s subadviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the subadviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, the funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria

40

established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by a fund would exceed 33 1 /3% of the value of its net assets.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the funds may not be changed without the vote of a majority of the outstanding shares of a fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power present at a fund meeting, if the holders of more than 50% of the voting power of the fund are present or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The fundamental policies with respect to each fund are as follows:

1.	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

41

4.	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, Corporate Bond Fund does not contemplate borrowing money for leverage, but if it does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the funds may be considered to be an underwriter under the 1933 Act.

42

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when a fund’s manager or subadviser believes the income justifies the attendant risks. A fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the funds from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment

43

of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the funds, the funds may not:

1.	Invest in oil, gas or other mineral exploration or development programs.

2.	Make investments in securities for the purpose of exercising control over or management of the issuer.

3.	Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with Futures Contracts and related options and options on securities, indices or similar items is not considered to be the purchase of a security on margin.

4.	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

The funds are currently classified as diversified funds under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, a fund cannot change its classifications from diversified to non-diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a fund’s investment portfolio (other than short-term money market securities)

44

were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by a fund. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended December 31, 2007 and 2008, the portfolio turnover rates of each fund were as follows:

Fund	2007		2008
Corporate Bond Fund	53%		25%
Government Securities Fund	88	%(1)	23	%(2)

(1)	Excluding mortgage dollar rolls. If mortgage dollar rolls were included, the portfolio turnover would have been 499%.
(2)	Excluding mortgage dollar rolls. If mortgage dollar rolls had been included, the portfolio turnover would have been 276%.

45

MANAGEMENT

The business affairs of the funds are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The Trustees, including the Trustees of the funds who are not “interested persons” of the funds (the “Independent Trustees”), as defined in the 1940 Act, and executive officers of the funds, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	66	Former Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008): Former Director, Lapoint Industries (industrial filter company) (2002 to 2007); Former Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	66	None

46

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	66	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	66	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	66	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	66	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	66	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	66	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	66	None

47

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	66	Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	66	Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	66	None

48

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE AND OFFICER:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 158 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or the “manager” and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	145	Former trustee, Consulting Group Capital Markets Fund (2002-2006)

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

49

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
ADDITIONAL OFFICERS:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers which included SBFM, Smith Barney Asset Management and CFM) (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004). Accounting Manager at Citigroup Asset Management (prior to 2003)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer Identity Theft Officer	Since 2006 Since 2008

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Managing Director, Legg Mason (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Formerly, Director—Global Fund Administration, CAM (from 1996-2005)

50

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessors (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason or its predecessor (from 2002 to 2007)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to a fund by the independent registered public accounting firm and all permissible non-audit services provided by a fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary

51

for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Trust’s Board oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Board met 13 times during the fund’s fiscal year ended December 31, 2008. The Audit, Nominating, Performance, and Pricing Committees met four, four, four and twelve times, respectively, during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2008.

	Dollar Range of Equity Securities in Funds		Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
	Corporate Bond Fund	Government Securities Fund
Name of Trustee
Independent Trustees
Elliott J. Berv	None	None	None
A. Benton Cocanougher	None	None	Over $100,000
Jane F. Dasher	None	None	Over $100,000
Mark T. Finn	None	None	Over $100,000
Rainer Greeven	None	None	$10,001-$50,000
Stephen Randolph Gross	None	None	Over $100,000
Richard E. Hanson, Jr.	None	None	$50,001-$100,000
Diana R. Harrington	None	None	Over $100,000
Susan M. Heilbron	None	None	$10,001-$50,000
Susan B. Kerley	None	None	Over $100,000
Alan G. Merten	None	None	$50,001-$100,000
R. Richardson Pettit	None	None	Over $100,000

Interested Trustee
R. Jay Gerken	None	None	Over $100,000

52

As of December 31, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, the subadviser or the distributor of either fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of either fund.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at Board meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee each receive an additional $15,000 per year.

The Trustees took office in April 2007. Information regarding the compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from Corporate Bond Fund	Aggregate Compensation from Government Securities Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund Complex Paid to Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees
Elliott J. Berv	$685	$905	$0	$267,000	67
A. Benton Cocanougher	$759	$1003	$0	$292,000	67
Jane F. Dasher	$1,331	$2843	$0	$284,000	67
Mark T. Finn	$685	$905	$0	$259,500	67
Rainer Greeven	$682	$902	$0	$259,500	67
Stephen Randolph Gross	$727	$960	$0	$280,500	67
Richard E. Hanson, Jr.	$686	$906	$0	$267,000	67
Diana R. Harrington	$732	$964	$0	$281,500	67
Susan M. Heilbron	$685	$905	$0	$267,000	67
Susan B. Kerley	$682	$901	$0	$263,500	67
Alan G. Merten	$678	$898	$0	$262,000	67
R. Richardson Pettit	$688	$909	$0	$265,500	67

Name of Interested Trustee
R. Jay Gerken(2)	$0	$0	$0	$0	146

(1)	Pursuant to prior retirement plans, the following former directors of the fund are entitled to receive a total retirement benefit from the fund complex as follows: Donald Foley $299,813:, Lee Abraham $362,500; and Roderick Rasmussen $362,500. Mr. Herbert Barg: $458,325. Under the retirement plans, these benefits were payable in a lump sum (calculated on a net present value basis) or are payable in quarterly installments for a period provided under the applicable retirement plan. Certain funds previously overseen by these former Trustees pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have reimbursed the funds an amount equal to 50% of these benefits. During the fiscal year ended December 31, 2008, the Corporate Bond Fund and the Government Securities Fund paid an aggregate of $1,813 and $2,101, respectively, to these former directors.
(2)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

53

As of April 9, 2009, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of the funds.

As of April 9, 2009, to the knowledge of the funds, the following shareholders owned beneficially or of record 5% or more of the outstanding voting securities of the applicable class of each fund:

Fund	Class	Name and Address	Percent
Corporate Bond Fund	A	METLIFE INSURANCE CO OF CONNECTICUT ATTN SHAREHOLDER ACCOUNTING DEPT PO BOX 990027 HARTFORD CT 06199-0027	7.23%

		CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-518	33.30%

		ING K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DRIVE SOMERSET NJ 08873-4162	11.78%

Corporate Bond Fund	B	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	19.40%

Corporate Bond Fund	C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	26.53%

Corporate Bond Fund	I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	100.00%

Government Securities Fund	A	ING K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DR SOMERSET, NJ 08873-4162	9.8%

54

Fund	Class	Name and Address	Percent
	A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS, MD 21117-5184	50.02%

	B	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS, MD 21117-5184	24.53%

	C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS, MD 21117-5184	31.11%

	I	EDGAR BERMAN P.O. BOX 444 RESEDA, CA 91335	5.55%

	I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST–3rd FLOOR JACKSONVILLE, FL 32246-6484	12.35%

	I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS, MD 21117-5184	47.74%

	I	PAUL C. BELLMAN, MD 808 BROADWAY, APT. PH/D NEW YORK, NY 10003-4806	24.91%

55

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager and provides certain oversight services to each of the funds, pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of December 31, 2008, LMPFA’s total assets under management were approximately $172 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $698.2 billion.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into one or more sub-advisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the funds’ transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining each fund’s existence; and (v) maintaining the registration or qualification of each fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. A Management Agreement is not assignable by the Trust except with the consent of the manager.

The Management Agreement for each fund provides for the payment or an annual fee at an annual rate based on the fund’s average daily net assets in accordance with the following schedule:

Fund	Average Daily Net Assets	Fee Rate (% of average daily net assets)
Corporate Bond Fund	First $500 million	0.65%
	Over $500 million	0.60%

Government Securities Fund	First $2 billion	0.55%
	Next $2 billion	0.50%
	Next $2 billion	0.45%
	Next $2 billion	0.40%
	Over $8 billion	0.35%

56

For the period from December 1, 2005 through July 31, 2006, Smith Barney Fund Management LLC (“SBFM”) served as each fund’s manager under the same fee schedule described above.

For the period from January 1, 2006 to July 31, 2006, each Fund paid management fees to SBFM as follows:

Management Fees
Fund	January 1, 2006 through July 31, 2006*
Corporate Bond Fund	$3,460,310
Government Securities Fund	$1,908,385

*	These amounts reflect fee waivers of $21,660 for Corporate Bond Fund and $13,458 for Government Securities Fund.

For the period from August 1, 2006 to December 31, 2006, each fund paid management fees to LMPFA as follows:

Fund	Management Fees
Corporate Bond Fund	$2,196,085
Government Securities Fund	$1,327,108

For the fiscal years ended December 31, 2007 and 2008, each fund paid management fees to LMPFA as follows:

Fund	Fiscal Year Ended	Gross Management Fees	Management Fees Waived/Expense reimbursements	Net Management Fees (after waivers/ Expense reimbursements)
Corporate Bond Fund	December 31, 2007	$4,426,880	$ 0	$4,426,880
	December 31, 2008	$3,049,059	$ 0	$3,049,059

Government Securities Fund	December 31, 2007	$4,395,261	$(1,477,459)	$2,917,802
	December 31, 2008	$3,444,877	$(1,211,586)	$2,233,291

Subadviser

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.

Western Asset acts as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2008, the total assets under management of Western Asset and its supervised affiliates, were approximately $513.3 billion.

Western Asset is a wholly-owned subsidiary of Legg Mason.

The subadviser serves as subadviser to each fund pursuant to a sub-advisory agreement (each, a “Sub-Advisory Agreement”).

Under each Sub-Advisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to the subadviser by the manager investment research, advice, management and supervision; furnishes a continuous investment program

57

for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. Each subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Sub-Advisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Sub-Advisory Agreement as a result of any delegation.

Each Sub-Advisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually with respect to the applicable fund (a) by the Board or by a majority of the outstanding voting securities of the applicable fund (as defined in the 1940 Act) and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Sub-Advisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. Each subadviser may terminate its respective Sub-Advisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign a Sub-Advisory Agreement except with the subadviser’s consent.

Each Sub-Advisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Sub-Advisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

As compensation for its sub-advisory services, the manager will pay the subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. For the period from August 1, 2006 through December 31, 2006, the manager paid the subadviser sub-advisory fees of $1,537,260 and $928,975, with respect to Corporate Bond Fund and Government Securities Fund, respectively. For the fiscal year ended December 31, 2007, the manager paid the subadviser sub-advisory fees of $3,098,816 and $2,055,961, with respect to Corporate Bond Fund and Government Securities Fund, respectively. For the fiscal year ended December 31, 2008, the manager paid the subadviser sub-advisory fees of $2,134,341 and $1,563,303 with respect to Corporate Bond Fund and Government Securities Fund, respectively.

Portfolio Managers

The following tables set forth additional information with respect to the portfolio managers for each of the funds. Unless otherwise noted, all information is provided as of December 31, 2008.

58

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Fund	Portfolio Manager(s)*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Corporate Bond Fund	S. Kenneth Leech	110 registered investment companies with approximately $100.1 billion in total assets under management	281 other pooled investment vehicles with approximately $195.5 billion in total assets under management	969 other accounts with approximately $217.5 billion in total assets under management

		No other investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	94 other accounts that charge a performance fee with approximately $23.0 billion in total assets under management

	Stephen A. Walsh	110 registered investment companies with approximately $100.1 billion in total assets under management	281 other pooled investment vehicles with approximately $195.5 billion in total assets under management	969 other accounts with approximately $217.5 billion in total assets under management

		No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	94 other accounts that charge a performance fee with approximately $23.0 billion in total assets under management

	Jeffrey D. Van Schaick	3 registered investment companies with approximately $0.47 billion in total assets under management	4 other pooled investment vehicles with approximately $0.51 billion in total assets under management	14 other accounts with approximately $2.9 billion in total assets under management

		No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	2 other accounts that charge a performance fee with approximately $0.19 billion in total assets under management

59

Fund	Portfolio Manager(s)*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Carl. L. Eichstaedt	10 registered investment companies with approximately $1.8 billion in total assets under management	3 other pooled investment vehicles with approximately $0.32 billion in total assets under management	55 other accounts with approximately $9.5 billion in total assets under management

		No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	4 other accounts that charge a performance fee with approximately $1.0 billion in total assets under management

	Edward A. Moody	2 registered investment companies with approximately $0.24 billion in total assets under management	1 other pooled investment vehicles with approximately $0.02 billion in total assets under management	79 other accounts with approximately $12.9 billion in total assets under management

		No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	8 other accounts that charge a performance fee with approximately $2.3 billion in total assets under management

	Mark S. Lindbloom	4 registered investment companies with approximately $2.4 billion in total assets under management	4 other pooled investment vehicles with approximately $0.19 billion in total assets under management	30 other accounts with approximately $7.2 billion in total assets under management

		No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	3 other accounts that charge a performance fee with approximately $1.3 billion in total assets under management

Government Securities Fund	S. Kenneth Leech	110 registered investment companies with approximately $100.1 billion in total assets under management	281 other pooled investment vehicles with approximately $195.5 billion in total assets under management	969 other accounts with approximately $217.5 billion in total assets under management

60

Fund	Portfolio Manager(s)*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
		No registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	94 other accounts that charge a performance fee with approximately $23.0 billion in total assets under management

	Stephen A. Walsh	110 registered investment companies with approximately $100.1 billion in total assets under management	281 other pooled investment vehicles with approximately $195.5 billion in total assets under management	969 other accounts with approximately $217.5 billion in total assets under management

		No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	94 other accounts that charge a performance fee with approximately $23.0 billion in total assets under management

	Mark S. Lindbloom	4 registered investment companies with approximately $2.4 billion in total assets under management	4 other pooled investment vehicles with approximately $0.19 billion in total assets under management	30 other accounts with approximately $7.2 billion in total assets under management

		No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	3 other accounts that charge a performance fee with approximately $1.3 billion in total assets under management

	Michael C. Buchanan	17 registered investment companies with approximately $6.8 billion in total assets under management	7 other pooled investment vehicles with approximately $3.3 billion in total assets under management	18 other accounts with approximately $1.6 billion in total assets under management

		No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	No other accounts that charge a performance fee

61

Fund	Portfolio Manager(s)*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Ronald D. Mass	1 registered investment companies with approximately $0.10 billion in total assets under management	12 other pooled investment vehicles with approximately $2.1 billion in total assets under management	No other accounts
		No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	No other accounts that charge a performance fee

*	In addition to the accounts noted above, depending upon the role of a particular portfolio manager within the team structure for a given portfolio, these portfolio managers may also be involved with the management of other portfolios advised by Western Asset and its affiliates.

Portfolio Manager Compensation

Western Asset’s compensation system derives total compensation guidance for each employee based on annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all of the portfolio managers listed in the table above.

62

The manager, the subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager, the subadviser and the individuals that they employ. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. For this reason, Western Asset has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker-dealers, best execution and soft dollar usage.

63

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager.

Fund	Portfolio Manager	Dollar Range of Ownership of Securities
Corporate Bond Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Jeffrey D. Van Schaick	None
	Carl L. Eichstaedt	None
	Edward A. Moody	None
	Mark S. Lindbloom	None
Government Securities Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Michael C. Buchanan	None
	Ronald D. Mass	None
	Mark S. Lindbloom	None

Expenses

In addition to amounts payable under the Management Agreement and 12b-1 plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such expense caps, waivers and/or reimbursements are described in each fund’s prospectus. The contractual and voluntary expense caps, fee waivers and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for

64

the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. In addition, voluntary expense caps and voluntary fee waivers and/or reimbursements do not cover interest expenses.

A voluntary expense cap may be reduced or terminated at any time. In order to implement a voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of a fund, in the fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the voluntary expense cap and recapture arrangement.

Distributor

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement dated December 1, 2005, as amended (the “distribution agreement”). Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”), an indirect subsidiary of Citigroup Inc., and PFS Investments Inc. (“PFS”) served as co-distributors of each of the funds along with LMIS.

Under the Distribution Agreement, the distributor is appointed as non-exclusive principal underwriter and distributor in connection with the offering and sale of shares of the funds. The distributor offers the shares on an agency or “best efforts” basis under which each fund issues only the number of shares actually sold.

The Distribution Agreement is renewable from year to year with respect to each fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in the fund’s prospectus.

Services and Distribution Plan Arrangements

Each fund has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its (as applicable) Class A, Class B, Class C, Class FI shares, Class R and Class P shares. Under the 12b-1 Plan, each fund may pay monthly fees to LMIS at an annual rate not to exceed: 0.25% of the average daily net assets of the fund attributable to Class A shares; 0.75% of the average daily net assets of the fund attributable to Class B shares; 0.70% of the average daily net assets of the fund attributable to Class C shares; 0.25% of the average daily net assets of the fund attributable to Class FI shares; 0.50% of the average daily net assets of the fund attributable to Class R shares; and, with respect to Corporate Bond Fund, 0.50% of the average daily net assets of the fund attributable to Class P shares.

65

Fees under the 12b-1 Plan may be used to make payments to the distributor and to other parties in respect of the sale of shares of the funds, for distribution services and for preparation, printing and distribution of prospectuses, statements of additional information and reports to prospective investors and for recipients other than existing shareholders. Each fund also may make payments to the distributor and others providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of the applicable class of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the Rule 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the Rule 12b-1 Plan (except as otherwise described in the next paragraph). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales related expenses out of their own resources of any kind, including past profits or payments received from the fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and 12b-1 fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

For the fiscal year end December 31, 2008, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

	Financial Consultant Compensation	Third Party Service and Distribution Fees	Marketing and Advertising Expenses	Printing Expenses	Total
Corporate Bond Fund
A	$0	$837,210	$0	N/A	$837,210
B	$92,307	$453,827	$3,679	$13,788	$563,601
C	$173,587	$220,395	$64,908	$5,697	$464,587
Government Securities Fund
A	$0	$1,018,906	$0	N/A	$1,018,906
B	$91,769	$386,359	$10,390	$9,047	$497,565
C	$288,192	$279,018	$129,372	$5,341	$701,923

66

No information is presented as to Class FI, Class R or Class P shares as no shares were outstanding as of December 31, 2008.

12b-1 Plan Fees

The following service and distribution fees were incurred pursuant to the 12b-1 Plan during the fiscal years indicated:

	Fiscal Year Ended December 31, 2008	Fiscal Year Ended December 31, 2007	Fiscal Year Ended December 31, 2006
Corporate Bond Fund:
Class A	$837,211	$1,051,669	$1,098,368
Class B	$584,727	$824,679	$1,039,951
Class C	$401,455	$494,502	$487,987

Government Securities Fund:
Class A	$1,018,907	$1,065,476	$804,863
Class B	$569,265	$658,868	$593,771
Class C	$511,461	$469,990	$82,441

No information is presented as to Class FI, Class R or Class P shares as no shares were outstanding as of December 31, 2008.

Initial Sales Charges

Commissions on Class A Shares. For the fiscal years ended December 31, 2006 and 2007, the aggregate dollar amounts of commissions paid to CGMI and LMIS on sales of Class A shares, and for the fiscal year ended December 31, 2008, the aggregate dollar amounts of commissions paid to LMIS on sales of Class A shares, were as follows:

	Class A
Fund	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07	Fiscal Year Ended 12/31/08
Corporate Bond Fund	$41,749	$33,316	$38,307
Government Securities Fund	$16,691	$40,155	$48,541

For the fiscal years ended December 31, 2006, 2007 and 2008 the aggregate dollar amounts of commissions paid to PFS on sales of Class A shares were as follows:

	Class A
Fund	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07	Fiscal Year Ended 12/31/08
Corporate Bond Fund	$827,110	$559,726	$332,856
Government Securities Fund	$555,111	$400,800	$402,379

Commissions on Class 1 shares. For the fiscal years ended December 31, 2006 and 2007, the aggregate dollar amounts of commissions paid to PFS on sales of Class 1 shares were as follows:

	Class 1
Fund	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07
Government Securities Fund	$56,937	$29,587

67

Contingent Deferred Sales Charges

Class A Shares. For the fiscal years ended December 31, 2006 and 2007, the aggregate dollar amounts of contingent deferred sales charges paid to CGMI and LMIS on Class A shares, and for the fiscal year ended December 31, 2008, the aggregate dollar amounts of contingent deferred sales charges paid to LMIS on Class A, were as follows:

	Class A Shares
Fund	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07	Fiscal Year Ended 12/31/08
Corporate Bond Fund	$1,057	$478	$52
Government Securities Fund	$3,343	$1,569	$3,854

For the fiscal years ended December 31, 2006, 2007, and 2008 the aggregate dollar amounts of contingent deferred sales charges paid to PFS on Class A shares were as follows:

	Class A Shares
Fund	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07	Fiscal Year Ended 12/31/08
Corporate Bond Fund	$2,174	$31	$71
Government Securities Fund	$2,168	$53	$184

For Class A shares sold by PFS between December 1, 2007 through the close of business on May 31, 2008, PFS will receive the front-end sales charge imposed on purchases of Class A shares and will retain the full amount of such sales charge. LMIS will retain any contingent deferred sales charge paid on redemptions. Thereafter, PFS will receive the same level of compensation as other Service Agents.

Class B Shares. For the fiscal years ended December 31, 2006 and 2007, the aggregate dollar amounts of contingent deferred sales charges paid to CGMI and LMIS on Class B shares, and for the fiscal year ended December 31, 2008, the aggregate dollar amounts of contingent deferred sales charges paid to LMIS on Class B shares, were as follows:

	Class B Shares
Fund	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07	Fiscal Year Ended 12/31/08
Corporate Bond Fund	$102,899	$61,664	$36,412
Government Securities Fund	$34,401	$53,588	$33,227

For the fiscal years ended December 31, 2006, 2007, and 2008 the aggregate dollar amounts of contingent deferred sales charges paid to PFS on Class B shares were as follows:

	Class B Shares
Fund	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31 /07	Fiscal Year Ended 12/31/08
Corporate Bond Fund	$198,619	$130,898	$103,267
Government Securities Fund	$127,880	$78,943	$74,849

68

Class C Shares. For the fiscal years ended December 31, 2006 and 2007, the aggregate dollar amounts of contingent deferred sales charges paid to CGMI and LMIS on Class C shares, and for the fiscal year ended December 31, 2008, the aggregate dollar amounts of contingent deferred sales charges paid to LMIS on Class C shares were as follows:

	Class C Shares
Fund	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07	Fiscal Year Ended 12/31/08
Corporate Bond Fund	$2,659	$1,531	$4,769
Government Securities Fund	$1,864	$677	$2,826

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as each fund’s custodian. Securities may be held by a sub-custodian bank approved by the funds’ Trustees. State Street, among other things, maintains a bank account and a custody account or accounts in the name of each fund; receives all assets for each fund upon purchase delivered to it and delivers all such assets upon sale or other disposition or maturity; collects all income and other payments and distributions on account of the assets of each fund; and makes disbursements on behalf of each fund. State Street is authorized to employ sub-custodians. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities.

Boston Financial Data Services, Inc. (the “transfer agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to each fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to each of the Independent Trustees of the Board.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending December 31, 2009.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each of the funds, the manager, the subadviser and the distributor has adopted a Code of Ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

69

Copies of the Codes of Ethics of the funds, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the funds, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the funds’ portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling (888) 425-6432, (2) on the funds’ website at http://www.leggmason.com/individualinvestors, and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares purchases. The Corporate Bond Fund’s Class P shares are not currently available for purchase. The fund’s Board has approved a reorganization (the “Reorganization”) pursuant to which the fund would acquire the assets and assume the liabilities of Legg Mason Investment Grade Income Portfolio (the “Acquired Fund”). If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization Class P shares will be available for purchase solely by the holders of the Primary shares of the Acquired Fund who received Class P shares as of the date of the Reorganization. The Government Securities Fund’s Class 1 Shares are closed to all new purchases and incoming exchanges. Investors who owned Class 1 shares on July 27, 2007 are permitted to continue to maintain their Class 1 shares, but are no longer be permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions). Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see each fund’s prospectus.

70

There are no minimum investment requirements for purchases of Class A shares by (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of funds in an amount equal to at least the applicable investment minimum on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer may be charged a fee by the distributor or the transfer agent. Additional information is available from a fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See each fund’s prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value (“NAV”) plus a sales charge, as described in each fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in each fund’s prospectus and may be deemed to be underwriters of the applicable fund, as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the applicable fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares. Class B and Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, R and I Shares. Class FI, R and I shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Class P Shares. Class P shares are not currently available for purchase. If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization Class P shares will be available for purchase solely by the holders of the Primary shares of the Acquired Fund who received Class P shares as of the date of the Reorganization. Following the Reorganization, Class P shares will are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

71

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21), and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements or other arrangements with the funds’ distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; and

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Accumulation Privilege. Please see each fund’s prospectus for information regarding accumulation privileges.

Letter of Intent. A Letter of Intent allows you to take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your

72

commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, shares of a Legg Mason Partners fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund are not eligible. This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Asset Level Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares, and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent, and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares, as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

73

Escrowed Shares. Shares equal in value to 5% of your Asset Level Goal as of the date your Letter of Intent is accepted (or the date of any increase in the amount of the Letter of Intent), will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between (a) the sales charge actually paid, and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further discussed in each fund’s prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately 8 years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Legg Mason Partners funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The funds’ distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

74

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemptions of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs authorized prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable Legg Mason Partners Fund are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares of Corporate Bond Fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market Legg Mason Partners funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of Corporate Bond Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of Corporate Bond Fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the

75

exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of Corporate Bond Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a fund, as applicable, is equal to the net asset value per share at the time of purchase, plus for Class A and Class 1 shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund as of December 31, 2008:

Corporate Bond Fund
Class A (based on a net asset value of $ 8.43 and a maximum initial sales charge of 4.25%)	$8.80

Government Securities Fund
Class A (based on a net asset value of $9.27 and a maximum initial sales charge of 4.25%)	$9.68

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the applicable fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of a fund’s investments or determination of net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for the protection of a fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10 day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

76

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The funds no longer issue share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither a fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least 7 days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders, as described in each fund’s prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your Service Agent.

77

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, FI, R, I and 1 Exchanges. Class A, FI, R, I and 1 shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class (or in the case of Class A shares, Exchange A shares of certain other funds) in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of a fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

Class C Exchanges. Class C shares of a fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Program with Exchange Features” for additional information.

Class P Exchanges. Class P shares are not exchangeable.

Additional Information Regarding Exchanges

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in each fund’s prospectus.

During times of drastic economic or market conditions, a Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See each fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

78

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see each fund’s prospectus for a description of procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for a fund’s portfolio decisions and the placing of the fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to its Sub-Advisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) to a fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduced its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

79

Investment decisions for each fund are made independently from those for any other account or investment company that is or may in the future become advised by the subadviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

When more than one fund or account managed by the subadviser engages in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the subadviser to be equitable to each fund and account.

For the fiscal year ended December 31, 2008, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker-dealers,” as defined in the 1940 Act. The Board on behalf of each fund has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2006, 2007 and 2008, the funds paid aggregate brokerage commissions as set out below:

Fund	Aggregate Brokerage Commissions Paid
Corporate Bond Fund
Year Ended December 31, 2006	$0
Year Ended December 31, 2007	$0
Year Ended December 31, 2008	$0
Government Securities Fund
Year Ended December 31, 2006	$955
Year Ended December 31, 2007	$12,090
Year Ended December 31, 2008	$13,920

As of December 1, 2005, LMIS became an underwriter of the funds under the 1940 Act. For the period December 1, 2005 though December 31, 2006, and for fiscal years ended December 31, 2007 and 2008, the funds did not pay any brokerage commissions to LMIS or its affiliates.

80

During the fiscal year ended December 31, 2008, each fund held securities issued by the regular broker-dealers of the fund. As of December 31, 2008, each fund owned the following securities of its regular broker-dealers at the following values:.

Fund	Type of Security Owned (Debt/Equity)	Broker-dealer	Value of Securities as of December 31, 2008
Corporate Bond Fund	Debt	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$8,997,670
	Debt	JPMorgan Chase & Co.	$8,939,750
	Debt	Morgan Stanley	$5,369,895
	Debt	Goldman Sachs & Co.	$4,454,418
	Debt	Bank of America Securities	$4,096,990
	Debt	UBS Securities LLC	$3,065,394
	Debt	Barclays Capital Inc.	$2,625,012
	Debt	Lehman Brothers Inc.	$613
Government Securities Fund	Debt	Goldman Sachs & Co.	$4,902,936
	Debt	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$2,604,107
	Debt	Lehman Brothers Inc.	$2,207,659
	Debt	Bank of America Securities	$2,053,769
	Debt	Deutsche Bank Securities, Inc.	$1,391,330
	Debt	JPMorgan Chase & Co.	$830,659
	Debt	Credit Suisse Securities (USA) LLC	$826,739
	Debt	Morgan Stanley	$663,031
	Debt	UBS Securities LLC	$114,460

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, the funds’ board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about the funds’ portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of a fund’s shareholders and those of LMPFA, the funds’ distributor or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to LMPFA or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

81

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s board of trustees.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the Board.

Currently, the funds typically disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of March 31, 2009, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Risk Metrics Group (formerly Institutional Shareholder Services) (Proxy voting services)	As necessary	None

82

Recipient	Frequency	Delay Before Dissemination
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Thomson/Vestek	Daily	None
Factset	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protegent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
RogersCasey (Equest)	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	25 Days after Quarter End
Broadridge	Daily	None

83

Recipient	Frequency	Delay Before Dissemination
DSI International Interactive Data Corp.	As necessary	Varies
Interactive Data Corp	Daily	None
Citigorup Global Markets Inc.	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the trust) was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the trust. Prior thereto, the funds were series of Legg Mason Partners Income Funds, a Massachusetts business trust. Prior to reorganization of the funds as series of Legg Mason Partners Income Funds, the funds were series of Legg Mason Partners Investment Funds, Inc., a Maryland corporation.

Each fund is a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the declaration). Some of the more significant provisions of the declaration are described below.

Shareholder Voting. The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The funds are not required to hold an annual meeting of shareholders, but each fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by

84

shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration. The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. Each fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. Each fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts. The declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability. The declaration provides that shareholders are not personally liable for the obligations of their fund and requires the funds to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or

85

services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the funds or the shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports

Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the funds’ printing and mailing costs, each fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

86

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each fund and its shareholders. The discussion is very general. Each current and prospective shareholder is therefore urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

On December 31, 2008, the unused capital loss carryforwards, by fund, were approximately as follows: Corporate Bond Fund $30,394,718; and Government Securities Fund $31,561,221. For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains, if any, realized by the fund that has the carryforwards prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

	Year of Expiration
	12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016
Corporate Bond Fund	n/a	n/a	n/a	n/a	$13,489,887	$2,662,743	$14,242,088
Government Securities Fund	$777,138	$1,254,457	$5,117,373	$9,929,664	$12,599,983	$1,882,606	n/a

87

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, including any distributions of long-term capital gains, would be taxable to shareholders as ordinary dividend income to the extent derived from the fund’s current or accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

A fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

88

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a fund for more than one year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The funds do not expect to be eligible to elect to pass through foreign taxes to their shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns for foreign taxes paid by the funds. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies. If a fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. The funds do not anticipate that they will invest in any PFICs.

89

If a fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If a fund were to invest in a PFIC and make a mark-to-market election, the fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the fund.

90

The funds do not anticipate that any of their dividends paid will qualify for the dividends-received deduction for corporate shareholders. The funds also do not expect any distributions to be treated as “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. A fund may be required in certain circumstances to apply backup withholding at the rate of 28% on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

91

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of the excess of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

For fund taxable years beginning before January 1, 2010, the 30% withholding tax will not apply to dividends that a fund designates as (a) interest-related dividends, to the extent such dividends are derived from a fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The funds currently do not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the fund and other affiliated funds (collectively the “funds”), SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by

92

improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against the fund or its Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals from the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the funds and CGMI, a former distributor of the funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to

93

perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision for the U.S. Court of Appeals from the Second Circuit.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

94

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

*  *  *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities as of December 31, 2008, including the Schedule of Investments, Statement of Operations for the year ended December 31, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 2008, Financial Highlights for each of the years in the five-year period ended December 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the annual report to shareholders), are incorporated by reference into this SAI (Filed on March 5, 2009; Accession Number for Corporate Bond Fund 0001193125-09-046035 and Accession Number for Government Securities Fund 0001193125-09-046150).

95

APPENDIX A

Western Asset Management Company

Proxy Voting Policies and Procedures

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy

A-1

Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

A-2

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

A-3

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

A-4

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

A-5

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

A-6

APPENDIX B

RATINGS OF MUNICIPAL OBLIGATIONS

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax-Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

B-1

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Debt Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

B-2

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

B-3

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

B-4

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-5

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

B-6

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, Standard & Poor’s note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

B-7

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

B-8

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating

B-9

change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

B-10

April 30, 2009

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners Global High Yield Bond Fund

55 Water Street

New York, New York 10041

(800) 451-2010

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the prospectus of Legg Mason Partners Global High Yield Bond Fund (the “fund”), dated April 30, 2009, as amended and supplemented from time to time, and is incorporated by reference in its entirety into the fund’s prospectus. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. The fund’s prospectus and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing or calling the fund at the address or telephone number set forth above, or by visiting Legg Mason Partners’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

TABLE OF CONTENTS

Page
Investment Objective and Principal Investment Strategies	2
Supplemental Information Regarding Investment Practices and Risk Factors	4
Investment Policies	41
Management	45
Investment Management and Other Services	56
Purchase of Shares	68
Redemption of Shares	74
Exchange Privilege	76
Valuation of Shares	77
Portfolio Transactions	78
Disclosure of Portfolio Holdings	80
The Trust	83
Taxes	86
Legal Matters	92
Financial Statements	95
Appendix A—Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. Proxy Voting Policies and Procedures	A-1
Appendix B—Description of Ratings	B-1

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

1

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified management investment company.

The fund’s prospectus discusses the fund’s investment objective and policies. The following discussion supplements the description of the fund’s investment policies in its prospectus.

Investment Objective and Principal Investment Strategies

Investment Objective. The fund seeks to maximize total return, consistent with the preservation of capital.

Key investments. The fund invests primarily in high yield fixed income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the fund invests at least 80% of its assets in high yield bonds and related investments. High yield bonds and related investments are rated below investment grade and are commonly referred to as “junk bonds” as further described below under “Credit quality.” Under normal circumstances, the fund will be invested in at least three countries (one of which may be the U.S.). The fund may invest without limitation in foreign securities and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Maturity and duration. The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality. Securities rated below investment grade are commonly referred to as “junk bonds.” These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Adverse economic conditions or other adverse circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the lowest rating category received from an NRSRO.

Derivatives. The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt

2

security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadvisers may choose not to make use of derivatives for a variety of reasons. Should a subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

80% Policy. The fund’s 80% policy relating to investments in high yield bonds and related investments may be changed without shareholder approval. However, the fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its investment policy. For purposes of the foregoing 80% policy, “assets” means net assets plus the amount of any borrowings for investment purposes.

3

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Additional Information

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund. To the extent permitted by law and the fund’s investment policies, the fund may engage in the practices described below.

Debt and Fixed Income Securities

The fund may invest in a variety of debt and fixed income securities. These securities share three principal risks: First, the level of interest income generated by the fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Asset-Backed and Mortgage-Related Securities

Asset-Backed Securities. An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, the fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described below under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage- related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

The fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

4

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities which could result in possible losses to the fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in the fund’s experiencing difficulty in valuing asset-backed securities.

Mortgage-Related Securities. Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has, however, provided financial support to Fannie Mae and Freddie Mac but there can be no assurances that it will support these or other government-sponsored entities in the future. Private, U.S. governmental or government-sponsored entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the fund, consistent with its investment objective and policies, will consider making investments in such new types of securities.

Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-sponsored pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. See “Asset-Backed and Mortgage-Backed Securities issued by Nongovernmental Entities” below. Prompt payment of principal and interest on Ginnie Mae mortgage pass-through certificates is backed by the full faith and credit of the United States. Fannie Mae guaranteed mortgage pass-through certificates and Freddie Mac participation certificates are solely the obligations of those entities but Fannie Mae obligations are supported by the discretionary authority of the United States government to purchase its obligations.

Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different

5

series or classes of the obligations. To the extent that the fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund’s principal investment to the extent of the premium paid. The fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-sponsored mortgage pools, generally will fluctuate in response to market interest rates. The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Structured Mortgage-Backed Securities. The fund may invest in structured mortgage-backed securities. The interest rate or, in some cases, the principal payable at the maturity of a structured mortgage-backed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators (“reference prices”). A structured mortgage-backed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured mortgage-backed securities may decline in value due to adverse market changes in reference prices. The structured mortgage-backed securities purchased by the fund may include interest only (“IO”) and principal only (“PO”) securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged floating rate securities (“super floaters”), leveraged inverse floating rate securities (“inverse floaters”), leveraged or super IOs and POs, inverse IOs, dual index floaters and range floaters.

Risks of Asset-Backed and Mortgage-Related Securities. Payments of principal of and interest on mortgage-backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. In addition, holders of mortgage- backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held. To the extent that mortgage-backed securities or asset-backed securities are purchased by the fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Many mortgage-backed and structured securities are considered to be derivative instruments. Different types of derivative securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay collateralized mortgage obligations (“CMOs”) are subject to all of these risks, but are typically not leveraged. Planned amortization classes (“PACs”), targeted amortization classes (“TACs”) and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or collars.

6

The risk of early prepayments is the primary risk associated with mortgage IOs, super floaters and other leveraged floating rate mortgage-backed securities. The primary risks associated with COFI floaters, other “lagging rate” floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential extension of average life and/or depreciation due to rising interest rates. The residual classes of CMOs are subject to both prepayment and extension risk.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates.

In addition to the interest rate, prepayment and extension risks described above, the risks associated with transactions in these securities may include: (1) leverage and volatility risk and (2) liquidity and valuation risk.

Asset-Backed Securities and Mortgage-Backed Securities issued by Nongovernmental Entities. Certain of the mortgage-backed securities, as well as certain of the asset-backed securities, in which the fund may invest will be issued by private issuers, and therefore may have exposure to subprime loans as well as to the mortgage and credit markets generally. Such mortgage-backed securities and asset-backed securities may take a form similar to the pass-through mortgage-backed securities issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of mortgage-backed securities or asset-backed securities described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or certain government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of

7

principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Credit Enhancements. Credit enhancements for certain mortgage-backed securities and asset-backed securities issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain mortgage-backed securities and asset-backed securities issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security or decrease the yield or amount distributable on the security.

Examples of such credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

Bank Obligations

The fund may invest in all types of bank obligations, including certificates of deposit and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign

8

governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

The fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of the fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be

9

adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Corporate Loans

The fund may invest in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment

10

in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a corporate loan in which the fund had invested would have an adverse affect on the fund’s net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the fund’s net asset value. Corporate loans in which a fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral.

In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The fund may also acquire an interest in corporate loans by purchasing both participations (“Participations”) in and assignments (“Assignments”) of portions of corporate loans from third parties. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Participations typically will result in the fund’s having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When the fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

The fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the fund may have difficulty disposing of their investments in corporate loans. The liquidity of such securities is limited and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it

11

more difficult for the fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.

Deferred Interest Bonds

The fund may invest in deferred interest bonds, which are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Distressed Debt Securities

Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a subadviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

The fund will generally make such investments only when the portfolio managers believe it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will received new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan or reorganization is adopted with respect to the distressed debt securities held by the fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan or reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities. The fund will generally not invest more than 5% of its assets in securities that are already in default or subject to bankruptcy proceedings.

Foreign Securities

Risks of Non-U.S. Investments. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets, are expected to undergo significant evolution and rapid

12

development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of the fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of the fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.

The interest payable on the fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. Additionally, the operating expenses of the fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Emerging Market Countries. The fund may invest in securities of emerging market countries. For purposes of this SAI, emerging markets include any country which, at the time of investment, is represented in the JP Morgan Emerging Markets Bond Index Global or is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non- U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. The fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for the fund’s investments in such securities.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in

13

such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases because of settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and Other Taxes. The fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Currency. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, the fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the

14

extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

ADRs, EDRs and GDRs. The fund may also purchase American Depositary Receipts (“ADRs”), American Depository Debentures, American Depository Notes, American Depository Bonds, European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

Sovereign Government and Supranational Debt. The fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Eurodollar or Yankee Obligations. The fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic

15

developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. The fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax (“AMT”). Individual and corporate shareholders may be subject to a federal AMT to the extent that the fund’s dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the “current earnings” adjustment item for purposes of the federal corporate AMT.

16

Industrial Development Bonds. The fund may invest in industrial development bonds (“IDBs”) issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal inane tax. Interest earned on IDBs may be subject to the federal AMT.

Tender Option Bonds. The fund may purchase tender option bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Instruments, below.)

Municipal Leases. The fund may invest in participation interests (described below) in municipal leases or installment purchase contracts issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the fund’s exposure.

Participation Interests. The fund may purchase from financial institutions tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations). A participation interest gives the fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. With respect to insurance, the fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, the fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

17

Municipal Notes. The fund may invest in state and municipal notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper. The fund may invest in tax-exempt commercial paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. The fund may invest in municipal bonds issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Custodial Receipts and Certificates. The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

18

Additional Risks relating to Municipal Securities

Tax risk. The Internal Revenue Code of 1986, as amended (the “Code”) imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The fund and their service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or a substantial portions of the fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the

19

securities or the fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the fund’s portfolio may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations. The fund may invest in taxable municipal obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the fund to purchase and may also have the effect of limiting the ability of the fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the fund may decline more than a portfolio consisting of higher rated securities. If the fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon

20

bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the sub-adviser will consider the event in determining whether the fund should continue to hold the security.

Stripped Securities

Stripped securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, government securities or mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped securities have greater volatility than other types of securities. Although mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped securities may be illiquid.

Stripped securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Structured Notes and Related Instruments

The fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. These structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/ or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

21

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Ginnie Mae certificates); (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

22

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. The fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since the fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

Derivative Instruments—Options, Futures and Other Strategies

General. The fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage- related obligations and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

23

In addition to the instruments, strategies and risks described below, the subadvisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as a subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A subadviser may utilize these opportunities to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to the fund. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon a subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return. The fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Certain Risks Associated with Hedging Strategies. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial

24

Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because a subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

Cover. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The fund may purchase call options for any purpose. For example, a call option may be purchased by the fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

The fund may purchase put options for any purpose. For example, a put option may be purchased by the fund as a short hedge. The put option enables the fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss as a result of writing options. For

25

example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options may result in the fund’s net asset value being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any

26

profit. The inability to enter into a closing purchase transaction for a covered call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund, as a call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes

27

the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC non-U.S. currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. The fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and the fund’s investment policies, the fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of the fund’s fixed-income portfolio. If a subadviser wishes to shorten the average duration of the fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a subadviser wishes to lengthen the average duration of the fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the fund’s obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However,

28

there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by a subadviser may still not result in a successful transaction. Of course, a subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the

29

fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and the fund’s investment policies, the fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Non-U.S. Currency Hedging Strategies—Special Considerations. The fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. The fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund’s subadviser believes will have a high degree of correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

30

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Options on non-U.S. currencies also have the risks of options on securities. See “Risks of Options on Securities” above.

Forward Currency Contracts. The fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be used to attempt to hedge currency exposure or to enhance return or yield.

Such transactions may serve as long hedges; for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a non-U.S. currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a non-U.S. currency.

The fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency. For example, if the fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward

31

currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Successful use of forward currency contracts depends on a subadviser’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund’s subadvisers anticipate. There is no assurance that a subadviser’s use of forward currency contracts will be advantageous to the fund or that a subadviser will hedge at an appropriate time.

Combined Positions. The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

32

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

The fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the fund in the event of a default. Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Flexibility. Generally, the foregoing is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit other any activity. The fund maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or the prospectus.

33

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. The fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.

The fund may invest in closed-end investment companies which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

Real Estate Investment Trusts

The fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

34

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Preferred Stock

The fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, the fund may receive stocks or warrants as result of an exchange or tender of fixed-income securities.

Equity Securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in equity securities and equity-like securities. Equity securities include exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Forward Roll Transactions

In mortgage “dollar rolls” the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time the fund enters into a mortgage dollar roll commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

35

Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

See “Forward Commitments and When-Issued Securities” below.

Repurchase Agreements

The fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the fund or its custodian shall have control of the collateral, which the subadvisers believe will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements and Other Borrowings

The fund may engage in reverse repurchase agreements or other borrowing transactions as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. The fund may also engage in reverse repurchase agreements or other borrowing transactions in order to reinvest the proceeds in other securities or instruments.

A reverse repurchase agreement is a transaction in which the fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and at a price that is greater than the price that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash.

When the fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the fund is committed to repurchase from the other party or any

36

securities in which the proceeds are invested would affect the market value of the fund’s assets. In addition, if the fund is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the fund’s income.

At the time the fund enters into a reverse repurchase agreement, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the agreement. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in the fund’s exercising its rights under the agreement.

Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers’ strategy and the ability of the fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Restricted and Illiquid Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities sold through private placements are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are not subject to the disclosure and other investor protection requirements that may be applicable if the securities were so registered.

The fund may invest up to 10% of the value of its total assets in illiquid securities, including securities for which there is a limited trading market or which are restricted securities. The fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as defined in Rule 144A under the 1933 Act. The fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may be difficult to value, and the fund may have difficulty disposing of such securities promptly.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The fund intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board of Trustees (the “Board”) has delegated to the subadvisers the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, each subadviser, acting pursuant to

37

guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the fund may own. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Stand-By Commitments

The fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.

Because the fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the fund and affect its share price. The fund will acquire stand-by commitments solely to facilitate fund liquidity and do not intend to exercise rights thereunder for trading purposes. The fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable.

Forward Commitments and When-Issued Securities

The fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time the fund enters into a “when issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Subordinated Securities

The fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that

38

would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund expects to invest in those new types of securities and instruments that its subadvisers believe may assist the fund in achieving its investment objective.

Generally, the foregoing is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. The fund maintains the flexibility to use the investments described above for any purpose consistent with applicable law and any express limitations in the SAI or the fund’s prospectus.

Alternative Investment Strategies and Temporary Investments

At times a subadviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, the fund may invest without limit in securities that a subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities a subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of the fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, the fund will use these alternative strategies. As a result of using these alternative strategies, the fund may not achieve its investment objective.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadvisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by the fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk

39

with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides the fund with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, the fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If a subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

40

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power present at a fund meeting, if the holders of more than 50% of the voting power of the fund are present or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset

41

coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund did so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities

42

except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. However, as further described below under “Non-Fundamental Investment Policies”, the fund has adopted a non-fundamental policy limiting its purchase of illiquid securities to 10% of its total assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. However, as further described below under “Non-Fundamental Investment Policies”, the fund has adopted a non-fundamental policy limiting its purchase of illiquid securities to 10% of its total assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

43

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the fund, fund may not:

1. purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

2. sell securities short (except for short positions in a futures contract or forward contract);

3. purchase or retain any securities of an issuer if one or more persons affiliated with the fund owns beneficially more than  1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning  1/2 of 1% together own beneficially more than 5% of such securities;

4. invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and

5. purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities if determined by the Board to be liquid.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classifications from diversified to non-diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. Portfolio turnover will not be a limiting factor should a subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended December 31, 2007 and 2008 the fund’s portfolio turnover rates were 64% and 52%, respectively.

44

MANAGEMENT

The business affairs of the fund are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The Trustees, including the Trustees of the fund who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the 1940 Act, and executive officers of the fund, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	66	Former Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008): Former Director, Lapoint Industries (industrial filter company) (2002 to 2007); Former Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	66	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	66	None

45

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	66	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	66	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	66	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	66	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	66	None

46

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	66	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	66	Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	66	Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	66	None

47

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE AND OFFICER:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 158 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or the “manager” and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	145	Former trustee, Consulting Group Capital Markets Fund (2002-2006)

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

48

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
ADDITIONAL OFFICERS:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers which included SBFM, Smith Barney Asset Management and CFM) (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004). Accounting Manager at Citigroup Asset Management (prior to 2003)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer Identity Theft Officer	Since 2006 Since 2008

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

49

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Managing Director, Legg Mason (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Formerly, Director—Global Fund Administration, CAM (from 1996-2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessors (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason or its predecessor (from 2002 to 2007)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

50

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

51

The Trust’s Board oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Board met 13 times during the fund’s fiscal year ended December 31, 2008. The Audit, Nominating, Performance and Pricing Committees met four, four, four, and twelve times, respectively, during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in Global High Yield Bond Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Independent Trustees:
Elliott J. Berv	None	None
A. Benton Cocanougher	None	Over $100,000
Jane F. Dasher	None	Over $100,000
Mark T. Finn	None	Over $100,000
Rainer Greeven	None	$10,001-$50,000
Stephen Randolph Gross	None	Over $100,000
Richard E. Hanson, Jr.	$10,001-$50,000	$50,001-$100,000
Diana R. Harrington	None	Over $100,000
Susan M. Heilbron	None	$10,001-$50,000
Susan B. Kerley	None	Over $100,000
Alan G. Merten	None	$50,001-$100,000
R. Richardson Pettit	None	Over $100,000

Interested Trustee:
R. Jay Gerken	None	Over $100,000

As of December 31, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, a subadviser or the distributor of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadvisers or distributor of the fund.

Information regarding compensation paid by the fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at Board meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee each receive an additional $15,000 per year.

52

The Trustees took office in April 2007. Information regarding the compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from Global High Yield Bond Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses	Total Compensation from Fund Complex Paid to Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Elliott J. Berv	$1,042	$0	267,000	68
A. Benton Cocanougher	$1,156	$0	292,000	68
Jane F. Dasher	$3,282	$0	284,000	68
Mark T. Finn	$1,042	$0	259,500	68
Rainer Greeven	$1,038	$0	259,500	68
Stephen Randolph Gross	$1,106	$0	280,500	68
Richard E. Hanson, Jr.	$1,043	$0	267,000	68
Diana R. Harrington	$1,115	$0	281,500	68
Susan M. Heilbron	$1,042	$0	267,000	68
Susan B. Kerley	$1,037	$0	263,500	68
Alan G. Merten	$1,032	$0	262,000	68
R. Richardson Pettit	$1,047	$0	265,500	68

Interested Trustee:
R. Jay Gerken(1)	$0	$0	$0	149

(1)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

As of April 9, 2009, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of the fund.

53

As of April 9, 2009, to the knowledge of the fund, the following shareholders owned beneficially or of record 5% or more of the outstanding voting securities of the applicable class of the fund:

Class	Name and Address	Percent
A	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	7.07%

A	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	10.88%

A	John Hancock Life Insurance Co USA 601 Congress Street Boston, Massachusetts 02210-2804	37.42%

A	Metlife Insurance Company of Connecticut PO Box 990027 Hartford, CT 06199-0027	7.23%

B	Morgan Stanley & Co. Inc Harborside Financial Center Plaza Two Jersey City, NJ 07311	9.31%

B	MLPF&S For The Sole Benefit Of Its Customers Attention: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	7.52%

B	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	47.60%

C	MLPF&S For The Sole Benefit Of Its Customers Attention: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	7.39%

C	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	58.54%

I	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	15.40%

54

Class	Name and Address	Percent
I	State of Colorado College Investment Portfolio 1 Scholars Choice College Savings Program 55 Water Street New York, NY 10041-0017	11.25%

I	State of Colorado College Investment Portfolio 2 Scholars Choice College Savings Program 55 Water Street New York, NY 10041-0017	9.63%

I	State of Colorado College Investment Portfolio 3 Scholars Choice College Savings Program 55 Water Street New York, NY 10041-0017	14.50%

I	State of Colorado College Investment Portfolio 4 Scholars Choice College Savings Program 55 Water Street New York, NY 10041-0017	26.83%

I	State of Colorado College Investment Portfolio 5 Scholars Choice College Savings Program 55 Water Street New York, NY 10041-0017	16.51%

55

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager and provides certain oversight services to the fund pursuant to an investment management agreement (the “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of December 31, 2008, LMPFA’s total assets under management were approximately $172 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $698.2 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into one or more sub-advisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, the fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. The Management Agreement is not assignable by the Trust except with the consent of the manager.

The Management Agreement for the fund provides for the payment or an annual fee at an annual rate based on the fund’s average daily net assets in accordance with the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $1 billion	0.800%
Next $1 billion	0.775%
Next $3 billion	0.750%
Over $5 billion	0.700%

56

For the period from December 1, 2005 through July 31, 2006, Salomon Brothers Asset Management Inc (“SaBAM”) served as the manager to the fund pursuant to a prior management agreement. SaBAM is also a wholly-owned subsidiary of Legg Mason. Fees payable to SaBAM under the prior management agreement were payable on the same schedule as set forth above.

During the period from January 1, 2006 through July 31, 2006, the fund paid SaBAM management fees as follows:

	Gross Fees	Waiver	Expenses Reimbursed
Period from January 1, 2006 through July 31, 2006	$5,573,864	$27,192	$9,136

During the period from August 1, 2006 through December 31, 2006, the fund paid LMPFA management fees as follows:

	Gross Fees	Waiver	Expenses Reimbursed
Period from August 1, 2006 through December 31, 2006	$3,863,689	$0	$0

During the fiscal years ended December 31, 2007 and 2008, the fund paid LMPFA management fees as follows:

	Gross Fees	Waiver	Expenses Reimbursed
Fiscal Year Ended December 31, 2007	$8,663,049	$0	$0
Fiscal Year Ended December 31, 2008	$5,680,354	$0	$0

Subadvisers

Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset and Western Asset Limited, the “subadvisers”) provide the day-to-day portfolio management of the fund as subadvisers. Western Asset allocates the fund’s assets among the subadvisers based on the expertise of each subadviser relative to the fund strategies being pursued.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.

Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Limited is responsible, generally, for managing global and non-U.S. dollar fixed-income mandates, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services.

Western Asset Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Asset Singapore is responsible, generally, for managing Asian (other than Japan) fixed-income mandates, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services.

Western Asset Limited and Western Asset Singapore provide certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments.

Western Asset, Western Asset Limited and Western Asset Singapore act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31,

57

2008, the total assets under management of Western Asset and its supervised affiliates, including Western Asset Limited and Western Asset Singapore, were approximately $513.3 billion.

Each of Western Asset, Western Asset Limited and Western Asset Singapore is a wholly-owned subsidiary of Legg Mason.

Each subadviser serves as subadviser pursuant to a sub-advisory agreement (each, a “Sub-Advisory Agreement”).

Under each Sub-Advisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to the subadviser by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. Each subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Sub-Advisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Sub-Advisory Agreement as a result of any delegation.

Each Sub-Advisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually with respect to the fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Sub-Advisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. Each subadviser may terminate its respective Sub-Advisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and a subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign a Sub-Advisory Agreement except with the subadviser’s consent.

Each Sub-Advisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Sub-Advisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

As compensation for its services, including the services of any consultants retained by a subadviser, the manager pays to Western Asset a fee out of the management fee the manager receives from the fund equal to 70% of the management fee, net of expense waivers and reimbursements. Western Asset pays to each other subadviser a fee equal to 0.30% of the assets of the applicable fund allocated to the subadviser, net of expense waivers and reimbursements.

For the period from August 1, 2006 through December 31, 2006, and for the fiscal years ended December 31, 2007 and 2008, the manager paid Western Asset sub-advisory fees of $2,704,743, $6,064,134 and $3,976,247, respectively, with respect to the fund.

58

Portfolio Managers

The following tables set forth additional information with respect to the portfolio managers of the fund. Unless otherwise noted, all information is provided as of December 31, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager(s)*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech	110 registered investment companies with approximately $100.0 billion in total assets under management	281 other pooled investment vehicles with approximately $195.3 billion in total assets under management	969 other accounts with approximately $217.5 billion in total assets under management

	No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	94 other accounts that charge a performance fee with approximately $23.0 billion in total assets under management

Stephen A. Walsh	110 registered investment companies with approximately $100.0 billion in total assets under management	281 other pooled investment vehicles with approximately $195.3 billion in total assets under management	969 other accounts with approximately $217.5 billion in total assets under management

	No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	94 other accounts that charge a performance fee with approximately $23.0 billion in total assets under management

Michael C. Buchanan	16 registered investment companies with approximately $6.4 billion in total assets under management	7 other pooled investment vehicles with approximately $3.3 billion in total assets under management	18 other accounts with approximately $1.6 billion in total assets under management

	No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	No other accounts that charge a performance fee

59

Portfolio Manager(s)*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Keith J. Gardner	6 registered investment companies with approximately $0.93 billion in total assets under management	8 other pooled investment vehicles with approximately $0.88 billion in total assets under management	No other accounts

	No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	No other accounts that charge a performance fee

Detlev S. Schlichter	2 registered investment companies with approximately $0.12 billion in total assets under management	28 other pooled investment vehicles with approximately $3.5 billion in total assets under management	64 other accounts with approximately $21.8 billion in total assets under management

	No other registered investment companies that charge a performance fee	No other pooled investment vehicles that charge a performance fee	18 other accounts that charge a performance fee with approximately $4.9 billion in total assets under management

*	In addition to the accounts noted above, depending upon the role of a particular portfolio manager within the team structure for a given portfolio, these portfolio managers may also be involved with the management of other portfolios advised by Western Asset and its affiliates.

Portfolio Manager Compensation

Each subadviser’s compensation system drives total compensation guidance for each employee based on annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, each subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

60

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all of the portfolio managers listed in the table above.

The manager, the subadvisers and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or a subadviser and the individuals that it employs. For example, each of the manager and each subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and subadvisers have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the

61

investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. For this reason, Western Asset has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager.

Portfolio Manager	Dollar Range of Ownership of Securities
S. Kenneth Leech	None
Stephen A. Walsh	None
Michael C. Buchanan	None
Keith J. Gardner	None
Detlev S. Schlichter	None

Expenses

In addition to amounts payable under the Management Agreement and 12b-1 plans (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such expense caps, waivers and/or reimbursements are described in the fund’s prospectus. The contractual and voluntary expense caps, fee

62

waivers and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. In addition, voluntary expense caps and voluntary fee waivers and/or reimbursements do not cover interest expenses.

A voluntary expense cap may be reduced or terminated at any time. In order to implement a voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the voluntary expense cap and recapture arrangement.

Distributor

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to a written agreement dated December 1, 2005, as amended (the “distribution agreement”). Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”), an indirect subsidiary of Citigroup Inc., served as a co-distributor of the fund along with LMIS.

Under the Distribution Agreement, the distributor is appointed as non-exclusive principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold.

The Distribution Agreement is renewable from year to year with respect to the fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in the fund’s prospectus.

Services and Distribution Plan Arrangements

The fund has adopted a shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, B, C and R shares. Under the 12b-1 Plan, the fund may pay

63

monthly fees to LMIS at an annual rate not to exceed: 0.25% of the average daily net assets of the fund attributable to Class A shares; 0.75% of the average daily net assets of the fund attributable to Class B shares; 0.75% of the average daily net assets of the fund attributable to Class C shares; and 0.50% of the average daily net assets of the fund attributable to Class R shares. The fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor and to other parties in respect of the sale of shares of the fund, for distribution services and for preparation, printing and distribution of prospectuses, statements of additional information and reports to prospective investors and for recipients other than existing shareholders. The fund also may make payments to the distributor and others providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of the applicable class of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the Rule 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of the fund during any year may be more or less than actual expenses incurred pursuant to the Rule 12b-1 Plan (except as otherwise described in the next paragraph). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales related expenses out of their own resources of any kind, including past profits or payments received from the fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and 12b-1 fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

For the fiscal year end December 31, 2008, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

	Financial Consultant Compensation	Third Party Service Fees	Marketing Distribution Fee	Printing Expenses	Total
A	$0	$1,195,663	$0	N/A	$1,195,663
B	$57,484	$108,079	$2,436	$1,441	$169,440
C	$57,240	$657,954	$15,557	$2,162	$732,913

64

12b-1 Plan Fees

The following service and distribution fees were incurred pursuant to the 12b-1 Plan during the fiscal years indicated:

	For the Fiscal year Ended December 31:
Class	2006	2007	2008
Class A	$1,708,779	$1,662,712	$1,195,663
Class B	$1,150,182	$594,300	$352,643
Class C	$1,528,175	$1,152,063	$718,146

Sales Charges

The aggregate dollar amount of commissions paid to CGMI and LMIS on shares during the fiscal years ended December 31, 2006, 2007 and 2008 were as follows:

Initial Sales Charges

Class A Shares

For the fiscal years ended December 31:
2008	$21,656
2007	$39,232
2006	$31,323

Contingent Deferred Sales Charges

Class A Shares

For the fiscal years ended December 31:
2008	$0
2007	$4,483
2006	$0

Class B Shares

For the fiscal years ended December 31:
2008	$61,910
2007	$309,878
2006	$167,000

Class C Shares

For the fiscal years ended December 31:
2008	$6,499
2007	$8,821
2006	$8,711

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the fund’s custodian. Securities may be held by a sub-custodian bank approved by the fund’s Trustees.

65

State Street, among other things, maintains a bank account and a custody account or accounts in the name of the fund; receives all assets for the fund upon purchase delivered to it and delivers all such assets upon sale or other disposition or maturity; collects all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street is authorized to employ sub-custodians. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities.

Boston Financial Data Services, Inc. (the “transfer agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to each of the Independent Trustees of the Board.

Independent Registered Public Accounting Firm

KPMG LLP independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending December 31, 2009.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each of the fund, the manager, the subadvisers and the distributor has adopted a Code of Ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the fund, the manager, the subadvisers and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or a subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become

66

responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

Each subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1-888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

67

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify the class of shares purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of funds in an amount equal to at least the applicable investment minimum on a monthly, quarterly, every alternate month, semi-annual or annual basis, to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer may be charged a fee by the distributor or the transfer agent. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value (“NAV”) plus a sales charge, as described in the fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in the fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

68

Class B and C Shares. Class B and Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class I and R Shares. Class I and Class R shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a)    sales to (i) current and retired Board Members, (ii) current employees of Legg Mason, and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)    sales to any employees of Service Agents having dealer, service or other selling agreements or other arrangements with the fund’s distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)    offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)    purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)    purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f)    purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Accumulation Privilege. Please see the fund’s prospectus for information regarding accumulation privileges.

Letter of Intent. Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the Distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000

(2) $250,000

(3) $500,000

(4) $750,000

(5) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000,

69

any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a fund sold by the Distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the Distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Certain funds and certain classes of shares of other funds sold by the Distributor may not be credited toward your letter of intent asset goal until May 18, 2009.

This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in

70

writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further discussed in the fund’s prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately 8 years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. (Class B shares purchased prior to November 20, 2006, however, will continue to automatically convert into Class A shares after 7 years.) There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the

71

date that the shares exchanged were initially acquired in one of the other Legg Mason Partners funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemptions of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs authorized prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable Legg Mason Partners fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market Legg Mason Partners funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size

72

at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the net asset value of a share of the fund as of December 31, 2008.

Class A (based on a net asset value of $4.90 and a maximum initial sales charge of 4.25%)	$5.12

73

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least 7 days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent that withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between

74

funds or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distribution in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price“ in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

75

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, I and R Exchanges. Class A, I and R shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms.

Additional Information Regarding Exchanges

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

76

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday, except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see the fund’s prospectus for a description of procedures used by the fund in valuing its assets.

77

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, each subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to its Sub-Advisory Agreement, each subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of each subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) to the fund and/or the other accounts over which a subadviser or its affiliates exercise investment discretion. Each subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. Each subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the fund’s costs, the subadvisers do not believe that the receipt of such brokerage and research services significantly reduced their expenses as the fund’s subadvisers. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to a subadviser by brokers who effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to a subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by a subadviser in managing any particular account, including the fund.

Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. The fund will pay a spread or commission in connection with such transactions.

Investment decisions for the fund are made independently from those for any other account or investment company that is or may in the future become advised by a subadviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.

Under each subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the

78

subadviser. In some cases, this policy may adversely affect the price paid or received by the fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, the fund or account within the block will receive the same price and commission. However random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

When more than one fund or account managed by a subadviser engages in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the subadviser to be equitable to the fund and account.

For the fiscal year ended December 31, 2008, the fund did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2006, 2007 and 2008, the fund paid $400, $0 and $0, respectively, in brokerage commissions:

As of December 1, 2005, LMIS became an underwriter of the fund under the 1940 Act. For fiscal years ended December 31, 2006, 2007 and 2008, the fund did not pay any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended December 31, 2008, the fund held securities issued by its regular broker-dealers. As of December 31, 2008, the fund owned the following securities of its regular broker-dealers at the following values:

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned	Value of Securities Owned at End of Current Period
Bank of America Securities LLC	Equity	$3,009,500
Morgan Stanley	Debt	$1,701,700
JPMorgan Chase & Co.	Debt	$1,905,749

79

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, the funds’ board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about the funds’ portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of a fund’s shareholders and those of LMPFA, the funds’ distributor or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to LMPFA or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information,

80

and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s board of trustees.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the Board.

Currently, the funds typically disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of March 31, 2009, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Risk Metrics Group (formerly Institutional Shareholder Services) (Proxy voting services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Thomson/Vestek	Daily	None
Factset	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protogent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
RogersCasey (equest)	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End

81

Recipient	Frequency	Delay Before Dissemination
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	25 Days after Quarter End
Broadridge	Daily	None
DST International	As necessary	Varies
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

82

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the trust) was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, the fund was redomiciled as a series of the trust. Prior thereto, the fund was a series of Legg Mason Partners Series Funds, Inc., a Maryland corporation.

The fund is a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the declaration). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

83

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause

84

of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports

The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

85

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the fund and its shareholders. The discussion is very general. Each current and prospective shareholder is therefore urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund will be treated as a separate taxpayer for U.S. federal income tax purposes. The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

The fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income-for the taxable year. The fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

On December 31, 2008, the unused capital loss carryforward of the fund was approximately $110,974,409. For U.S. Federal income tax purposes, these amounts are available to be applied against future capital gains, if any, realized by the fund prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

Year of Expiration	Amount
12/31/2009	$15,882,990
12/31/2010	$35,027,245
12/31/2016	$60,064,174

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, including any distributions of long-term capital gains, would be taxable to shareholders as ordinary dividend income to the extent of the fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the

86

dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund

87

for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund does not expect to be eligible to pass through foreign taxes to their shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns for foreign taxes paid by the fund. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. The fund does not anticipate that it will invest in any PFICs.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

88

In order to make the “qualified electing fund” election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If the fund were to invest in a PFIC and make a mark-to-market election, the fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the fund. Such distributions will not be eligible for the dividends-received deduction.

The fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction for corporate shareholders. The fund also does not expect any distributions to be treated as “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the

89

fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. The fund may be required in certain circumstances to apply backup withholding at the rate of 28% on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed

90

distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of the excess of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For fund taxable years beginning before January 1, 2010, the 30% withholding tax will not apply to dividends that the fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The fund does not currently expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

91

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the fund and other affiliated funds (collectively the “funds”), SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against the fund or its Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals from the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the funds and CGMI, a former distributor of the funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in

92

1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The fund is not an Affected Fund and therefore it did not implement the transfer agent arrangement described above and has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM

93

pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision for the U.S. Court of Appeals from the Second Circuit.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

94

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities as of December 31, 2008, including the Schedule of Investments, Statement of Operations for the year ended December 31, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 2008, Financial Highlights for each of the years in the five-year period ended December 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the annual report to shareholders), are incorporated by reference into this SAI (filed on March 6, 2009; Accession Number 0001193125-09-046879).

95

APPENDIX A

Western Asset Management Company

Proxy Voting Policies and Procedures

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy

Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Limited

Proxy Voting Polices and Procedures

PROXY VOTING

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company Limited (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company, its U.S. affiliate) regarding the voting of any securities owned by its clients.

Procedures

Responsibility and Oversight

The Western Asset Investment Services Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients of existing clients were reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Investment Services Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. As part of the Annual Monitoring Program, the Legal and Compliance Department staff will review proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Investment Services Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the Firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal & Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favours compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the Firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permits replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the Firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorisation of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganisations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorisation to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the Firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The US Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company PTE. Ltd. (“WAMC”)

Proxy Voting Polices and Procedures

PROXY VOTING

Policy

WAMC has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

In exercising its voting authority, WAMC will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganisations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX B

RATINGS OF MUNICIPAL OBLIGATIONS

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax-Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

B-1

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Debt Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

B-2

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG-This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

B-3

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

B-4

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

B-5

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

B-6

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, Standard & Poor’s note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (“IDR”). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

B-7

BBB—Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

B-8

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

B-9

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

B-10

April 30, 2009

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS SHORT-TERM BOND FUND

55 Water Street

New York, New York 10041

(800) 822-5544

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectus of Legg Mason Partners Short-Term Bond Fund (the “fund”), dated April 30, 2009, as amended and supplemented from time to time, and is incorporated by reference in its entirety into the prospectus.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s prospectus and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing or calling the fund at the address or telephone number set forth above, or by visiting Legg Mason Partners’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

1

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified management investment company.

The fund’s prospectus discusses the fund’s investment objective and policies. The following discussion supplements the description of the fund’s investment policies in its prospectus.

Investment Objective

The fund seeks current income, preservation of capital and liquidity.

Principal Investment Strategies

Key investments. Under normal market conditions, the fund invests at least 80% of its assets in investment grade fixed income securities and in related investments. Securities in which the fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. The fund may also invest in U.S. dollar denominated fixed-income securities of foreign issuers.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Maturity. The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of not more than three years. If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.

The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The “effective” maturity of a security is not always the same as the stated maturity date. A number of factors, such as call features, sinking fund payments and the likelihood of prepayments, may cause the effective maturity to be shorter than the stated maturity. The “average effective portfolio maturity” of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity by the market value of the security. Average effective maturity takes into consideration all prepayments, puts, and adjustable coupons.

Credit quality. Under normal circumstances, the fund invests at least 80% of its assets in investment grade fixed-income securities and in related instruments. Investment grade securities are securities rated at the time of purchase by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated in the lowest category of investment grade (BBB or Baa) are deemed to have speculative characteristics.

The fund may invest up to 20% of its assets in securities rated at the time of purchase by an NRSRO as below investment grade or, if unrated, judged by the subadviser to be of comparable credit quality. Securities rated below investment grade are commonly referred to as “junk bonds.” These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Adverse economic conditions or other adverse circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

In the event that a security is rated by multiple NRSROs and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

2

Derivatives. The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

80% Policy. The fund’s 80% policy relating to investments in investment grade fixed-income securities and related investments may be changed without shareholder approval. However, the fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its investment policy. For purposes of the foregoing 80% policy, “assets” means net assets plus the amount of any borrowings for investment purposes.

3

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Additional Information

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund. To the extent permitted by law and the fund’s investment policies, the fund may engage in the practices described below.

Debt and Fixed Income Securities

The fund may invest in a variety of debt and fixed income securities. These securities share three principal risks: First, the level of interest income generated by the fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Asset-Backed and Mortgage-Related Securities

Asset-Backed Securities. An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, the fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described below under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage- related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

The fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

4

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities which could result in possible losses to the fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in the fund’s experiencing difficulty in valuing asset-backed securities.

Mortgage-Related Securities. Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“GNMA”), the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. The U.S. government has, however, provided financial support to FNMA and FHLMC, but there can be no assurances that it will support these or other government-sponsored entities in the future. Private, U.S. governmental or government-sponsored entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the fund, consistent with its investment objective and policies, will consider making investments in such new types of securities.

Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-sponsored pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. See “Asset-Backed and Mortgage-Backed Securities issued by Nongovernmental Entities” below. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but FNMA obligations are supported by the discretionary authority of the United States government to purchase its obligations.

5

Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. To the extent that the fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund’s principal investment to the extent of the premium paid. The fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-sponsored mortgage pools, generally will fluctuate in response to market interest rates. The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Structured Mortgage-Backed Securities. The fund may invest in structured mortgage-backed securities. The interest rate or, in some cases, the principal payable at the maturity of a structured mortgage-backed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators (“reference prices”). A structured mortgage-backed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured mortgage-backed securities may decline in value due to adverse market changes in reference prices. The structured mortgage-backed securities purchased by the fund may include interest only (“IO”) and principal only (“PO”) securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged floating rate securities (“super floaters”), leveraged inverse floating rate securities (“inverse floaters”), leveraged or super IOs and POs, inverse IOs, dual index floaters and range floaters.

Risks of Asset-Backed and Mortgage-Related Securities. Payments of principal of and interest on mortgage-backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. In addition, holders of mortgage-backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held. To the extent that mortgage-backed securities or asset-backed securities are purchased by the fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Many mortgage-backed and structured securities are considered to be derivative instruments. Different types of derivative securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay collateralized mortgage obligations (“CMOs”) are subject to all of these risks, but are typically not leveraged. Planned amortization

6

classes (“PACs”), targeted amortization classes (“TACs”) and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or collars.

The risk of early prepayments is the primary risk associated with mortgage IOs, super floaters and other leveraged floating rate mortgage-backed securities. The primary risks associated with COFI floaters, other “lagging rate” floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential extension of average life and/or depreciation due to rising interest rates. The residual classes of CMOs are subject to both prepayment and extension risk.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates.

In addition to the interest rate, prepayment and extension risks described above, the risks associated with transactions in these securities may include: (1) leverage and volatility risk and (2) liquidity and valuation risk.

Asset-Backed Securities and Mortgage-Backed Securities issued by Nongovernmental Entities. Certain of the mortgage-backed securities, as well as certain of the asset-backed securities, in which the fund may invest will be issued by private issuers, and therefore may have exposure to subprime loans as well as to the mortgage and credit markets generally. Such mortgage-backed securities and asset-backed securities may take a form similar to the pass-through mortgage-backed securities issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of mortgage-backed securities or asset-backed securities described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or certain government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

7

If the fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Credit Enhancements. Credit enhancements for certain mortgage-backed securities and asset-backed securities issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain mortgage-backed securities and asset-backed securities issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security or decrease the yield or amount distributable on the security.

Examples of such credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

Bank Obligations

The fund may invest in all types of bank obligations, including certificates of deposit and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and

8

governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

The fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of the fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed

9

elsewhere in this SAI and the fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Corporate Loans

The fund may invest in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The fund may acquire an interest in corporate loans through

10

the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a corporate loan in which the fund had invested would have an adverse affect on the fund’s net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the fund’s net asset value. Corporate loans in which a fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral.

In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The fund may also acquire an interest in corporate loans by purchasing both participations (“Participations”) in and assignments (“Assignments”) of portions of corporate loans from third parties. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Participations typically will result in the fund’s having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When the fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

The fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the fund may have difficulty disposing of their investments in corporate loans. The liquidity of such securities is limited and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the

11

creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.

Deferred Interest Bonds

The fund may invest in deferred interest bonds, which are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Foreign Securities

Risks of Non-U.S. Investments. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of the fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of the fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.

The interest payable on the fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. Additionally, the operating expenses of the fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may

12

not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Emerging Market Countries. The fund may invest in securities of emerging market countries. For purposes of this SAI, emerging markets include any country which, at the time of investment, is represented in the JP Morgan Emerging Markets Bond Index Global or is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non- U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. The fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for the fund’s investments in such securities.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases because of settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund because of a subsequent decline in

13

value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and Other Taxes. The fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Currency. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, the fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

ADRs, EDRs and GDRs. The fund may also purchase American Depositary Receipts (“ADRs”), American Depository Debentures, American Depository Notes, American Depository Bonds, European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

Sovereign Government and Supranational Debt. The fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market

14

governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Eurodollar or Yankee Obligations. The fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include

15

“moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. The fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax (“AMT”). Individual and corporate shareholders may be subject to a federal AMT to the extent that the fund’s dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the “current earnings” adjustment item for purposes of the federal corporate AMT.

Industrial Development Bonds. The fund may invest in industrial development bonds (“IDBs”) issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal inane tax. Interest earned on IDBs may be subject to the federal AMT.

Tender Option Bonds. The fund may purchase tender option bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Instruments, below.)

Municipal Leases. The fund may invest in participation interests (described below) in municipal leases or installment purchase contracts issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the fund’s exposure.

16

Participation Interests. The fund may purchase from financial institutions tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations). A participation interest gives the fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. With respect to insurance, the fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, the fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. The fund may invest in state and municipal notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper. The fund may invest in tax-exempt commercial paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. The fund may invest in municipal bonds issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance

17

company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Custodial Receipts and Certificates. The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Additional Risks relating to Municipal Securities

Tax risk. The Internal Revenue Code of 1986, as amended (the “Code”) imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The fund and their service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

18

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or a substantial portions of the fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the fund’s portfolio may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations. The fund may invest in taxable municipal obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest

19

and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the fund to purchase and may also have the effect of limiting the ability of the fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the fund may decline more than a portfolio consisting of higher rated securities. If the fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the sub-adviser will consider the event in determining whether the fund should continue to hold the security.

Stripped Securities

Stripped securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, government securities or mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped securities have greater volatility than other types of securities. Although mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped securities may be illiquid.

Stripped securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

20

Structured Notes and Related Instruments

The fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. These structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as GNMA certificates); (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the fund with a certain degree of protection against rising interest

21

rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. The fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since the fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

Derivative Instruments—Options, Futures and Other Strategies

General. The fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

22

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to the fund. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return. The fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

23

Certain Risks Associated with Hedging Strategies. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because the subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

Cover. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

24

The fund may purchase call options for any purpose. For example, a call option may be purchased by the fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

The fund may purchase put options for any purpose. For example, a put option may be purchased by the fund as a short hedge. The put option enables the fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options may result in the fund’s net asset value being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC

25

options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

26

Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund, as a call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC non-U.S. currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. The fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and the fund’s investment policies, the fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of the fund’s fixed-income portfolio. If the subadviser wishes to shorten the average duration of the fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of the fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

27

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the fund’s obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

28

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, the subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and the fund’s investment policies, the fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Non-U.S. Currency Hedging Strategies—Special Considerations. The fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. The fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that

29

are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund’s subadviser believes will have a high degree of correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Options on non-U.S. currencies also have the risks of options on securities. See “Risks of Options on Securities” above.

Forward Currency Contracts. The fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be used to attempt to hedge currency exposure or to enhance return or yield.

Such transactions may serve as long hedges; for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a non-U.S. currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a non-U.S. currency.

The fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency. For example, if the fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both

30

positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Successful use of forward currency contracts depends on the subadviser’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund’s subadviser anticipates. There is no assurance that the subadviser’s use of forward currency contracts will be advantageous to the fund or that the subadviser will hedge at an appropriate time.

Combined Positions. The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its

31

obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

The fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the fund in the event of a default. Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market,

32

including potential government regulation, could adversely affect the fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Flexibility. Generally, the foregoing is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit other any activity. The fund maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or the prospectus.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. The fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.

The fund may invest in closed-end investment companies which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

Real Estate Investment Trusts

The fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally

33

classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Preferred Stock

The fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, the fund may receive stocks or warrants as result of an exchange or tender of fixed-income securities.

Equity Securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in equity securities and equity-like securities. Equity securities include exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

34

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Forward Roll Transactions

In mortgage “dollar rolls” the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time the fund enters into a mortgage dollar roll commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

See “Forward Commitments and When-Issued Securities” below.

Repurchase Agreements

The fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its

35

securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements and Other Borrowings

The fund may engage in reverse repurchase agreements or other borrowing transactions as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. The fund may also engage in reverse repurchase agreements or other borrowing transactions in order to reinvest the proceeds in other securities or instruments.

A reverse repurchase agreement is a transaction in which the fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and at a price that is greater than the price that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash.

When the fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the fund is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the fund's assets. In addition, if the fund is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the fund's income.

At the time the fund enters into a reverse repurchase agreement, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the agreement. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in the fund’s exercising its rights under the agreement.

Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers’ strategy and the ability of the fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Restricted and Illiquid Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities sold through private placements are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are not subject to the disclosure and other investor protection requirements that may be applicable if the securities were so registered.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by the fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a fund has valued the security. Illiquid securities may be difficult to value, and the fund may have difficulty disposing of such securities promptly.

36

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The fund intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, each subadviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the fund may own. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Stand-By Commitments

The fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.

Because the fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the fund and affect its share price. The fund will acquire stand-by commitments solely to facilitate fund liquidity and do not intend to exercise rights thereunder for trading purposes. The fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable.

Forward Commitments and When-Issued Securities

The fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time the fund enters into a “when issued” or “forward delivery” commitment, the

37

fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Subordinated Securities

The fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Generally, the foregoing is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. The fund maintains the flexibility to use the investments described above for any purpose consistent with applicable law and any express limitations in the SAI or the fund’s prospectus.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, the fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of the fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, the fund will use these alternative strategies. As a result of using these alternative strategies, the fund may not achieve its investment objective.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to

38

evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by the fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides the fund with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, the fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power present at a fund meeting, if the holders of more than 50% of the voting power of the fund are present or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

39

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund did so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities.

40

Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or the subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical

41

commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the fund, the fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin;

2. Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition; or

3. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classifications from diversified to non-diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities

42

owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended December 31, 2007 and 2008, the portfolio turnover rates were 81%(1) and 46%(2), respectively.

(1)	Excluding mortgage dollar rolls transactions. If mortgage dollar rolls were included, the portfolio turnover would have been 372%.

(2)	Excluding mortgage dollar rolls transactions. If mortgage dollar rolls had been included, the portfolio turnover would have been 291%.

MANAGEMENT

The business affairs of the fund are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The Trustees, including the Trustees of the fund who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the 1940 Act, and executive officers of the fund, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	66	Former Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); Former Director, Lapoint Industries (industrial filter company) (2002 to 2007); Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

43

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	66	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	66	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	66	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	66	None

44

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	66	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	66	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	66	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	66	None

45

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	66	Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	66	Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	66	None

46

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE AND OFFICER:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 158 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or the “manager” and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	145	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

47

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
ADDITIONAL OFFICERS:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers which included SBFM, Smith Barney Asset Management, CFM and other affiliated investment advisory entities) (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering
	Identity Theft Officer	Since 2008	Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

48

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel at Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Managing Director, Legg Mason (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Formerly, Director—Global Fund Administration, CAM (from 1996-2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessors (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason or its predecessor (from 2002 to 2007)

49

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

50

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Trust’s Board oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Board met 13 times during the fund’s fiscal year ended December 31, 2008. The Audit, Nominating, Performance and Pricing Committees met 4, 4, 4 and 12 times, respectively, during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees
Elliott J. Berv	None	None
A. Benton Cocanougher	None	Over $100,000
Jane F. Dasher	$1-$10,000	Over $100,000
Mark T. Finn	None	Over $100,000
Rainer Greeven	None	$10,001-$50,000
Stephen Randolph Gross	None	Over $100,000
Richard E. Hanson, Jr.	None	$50,001-$100,000
Diana R. Harrington	None	Over $100,000
Susan M. Heilbron	None	$10,001-$50,000
Susan B. Kerley	None	Over $100,000
Alan G. Merten	None	$50,001-$100,000
R. Richardson Pettit	None	Over $100,000

Interested Trustee
R. Jay Gerken	None	Over $100,000

As of December 31, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

Information regarding compensation paid by the fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at Board meetings.

51

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person, $2,500 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee each receive an additional $15,000 per year.

The Trustees took office in April 2007. Information regarding the compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund Complex Paid to Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Elliott J. Berv	$382	$0	$267,000	67
A. Benton Cocanougher	$424	$0	$292,000	67
Jane F. Dasher	$1,208	$0	$284,000	67
Mark T. Finn	$382	$0	$259,500	67
Rainer Greeven	$381	$0	$259,500	67
Stephen Randolph Gross	$405	$0	$280,500	67
Richard E. Hanson, Jr.	$383	$0	$267,000	67
Diana R. Harrington	$407	$0	$281,500	67
Susan M. Heilbron	$382	$0	$267,000	67
Susan B. Kerley	$381	$0	$263,500	67
Alan G. Merten	$379	$0	$262,000	67
R. Richardson Pettit	$384	$0	$265,500	67

Interested Trustee:
R. Jay Gerken(2)	$0	$0	$0	146

(1)	Pursuant to prior retirement plans, the fund also made payments to former directors during the fiscal year ended December 31, 2008 of $973.
(2)	Mr. Gerken was not compensated for his services as Trustee because of his affiliation with the manager.

As of April 9, 2009, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of the fund.

52

As of April 9, 2009, to the knowledge of the fund, the following shareholders owned beneficially or of record 5% or more of the outstanding voting securities of the applicable class of the fund:

Class	Name and Address	Percent
A	ING K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DR SOMERSET, NJ 08873-4162	47.52%

A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS, MD 21117-5184	45.72%

B	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS, MD 21117-5184	67.74%

C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS, MD 21117-5184	76.41%

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBOURSIDE FINANCIAL CENTER PLAZA TWO 2nd FLOOR JERSEY CITY, NJ 07311	10.73%

I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 SCHOLARS CHOICE COLLEGE SAVINGS PRG 55 WATER ST FL 31 NEW YORK, NY 10041-0017	17.83%

I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 SCHOLARS CHOICE COLLEGE SAVINGS PRG NEW YORK, NY 10041-0017	16.34%

I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 6 SCHOLARS CHOICE COLLEGE SAVINGS PRG 55 WATER ST, FL 31 NEW YORK, NY 10041-0017	35.06%

I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 7 SCHOLARS CHOICE COLLEGE SAVINGS PRG 55 WATER ST, FL 31	30.74%

53

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager and provides certain oversight services to the fund pursuant to an investment management agreement (the “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of December 31, 2008, LMPFA’s total assets under management were approximately $172 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $698.2 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into one or more sub-advisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, the fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. The Management Agreement is not assignable by the Trust except with the consent of the manager.

For the period from January 1, 2006 through July 31, 2006, Smith Barney Fund Management LLC (“SBFM”) served as the fund’s manager under the same fee schedule described above.

For the period from January 1, 2006 to July 31, 2006, the fund paid management fees to SBFM of $965,586*.

For the period from August 1, 2006 through December 31, 2006 and for the fiscal years ended December 31, 2007 and 2008, the fund paid management fees to LMPFA of $719,177**, $1,580,624, and $1,192,742, respectively.

*	Reflects a waiver of $11,572 of investment management fees.
**	Reflects a waiver of $122 of investment management fees.

54

The management fee for the fund is calculated at the annual rate of 0.45% of the fund’s average daily net assets.

Subadviser

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.

Western Asset acts as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2008, the total assets under management of Western Asset and its supervised affiliates, were approximately $513.3 billion.

Western Asset is a wholly-owned subsidiary of Legg Mason.

The subadviser serves as subadviser pursuant to a sub-advisory agreement (each, a “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to the subadviser by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Sub-Advisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Sub-Advisory Agreement as a result of any delegation.

The Sub-Advisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually with respect to the fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate its respective Sub-Advisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. The Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign a Sub-Advisory Agreement except with the subadviser’s consent.

The Sub-Advisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Sub-Advisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

As compensation for its sub-advisory services under each Sub-Advisory Agreement, the manager will pay the subadviser a fee for the fund equal to 70% of the management fee paid by the fund to LMPFA, net of expense waivers and reimbursements. For the period from August 1, 2006 through December 31, 2006, the manager paid the subadviser sub-advisory fees of $495,324. For the fiscal year ended December 31, 2007, the manager paid the subadviser sub-advisory fees of $1,106,436. For the fiscal year ended December 31, 2008, the manager paid the subadviser sub-advisory fees of $834,920.

55

Portfolio Managers

The following tables set forth additional information with respect to the portfolio managers of the fund. Unless otherwise noted, all information is provided as of December 31, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager(s)*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech	110 registered investment companies with $100 billion in total assets under management No other registered investment companies that charge a performance fee	281 other pooled investment vehicles with $195 billion in assets under management No other pooled investment vehicles that charge a performance fee	969 other accounts with $217 billion in total assets under management 94 other accounts that charge a performance fee with approximately $23 billion in total assets under management

Stephen A. Walsh	110 registered investment companies with $100 billion in total assets under management No other registered investment companies that charge a performance fee	281 other pooled investment vehicles with $195 billion in assets under management No other pooled investment vehicles that charge a performance fee	969 other accounts with $217 billion in total assets under management 94 other accounts that charge a performance fee with approximately $23 billion in total assets under management

James J. Flick	5 registered investment companies with $550 million in total assets under management No other registered investment companies that charge a performance fee	14 other pooled investment vehicles with $2 billion in assets under management No other pooled investment vehicles that charge a performance fee	73 other accounts with $21 billion in total assets under management 5 other accounts that charge a performance fee with approximately $5 billion in total assets under management

Andrea A. Mack	No registered investment companies under management No other registered investment companies that charge a performance fee	No other pooled investment vehicles	16 other accounts with $3 billion in total assets under management No other accounts that charge a performance fee

56

Portfolio Manager(s)*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael C. Buchanan	17 registered investment companies with $7 billion in total assets under management No other registered investment companies that charge a performance fee	7 other pooled investment vehicles with $3 billion in assets under management No other pooled investment vehicles that charge a performance fee	18 other accounts with $2 billion in total assets under management No other accounts that charge a performance fee

*	In addition to the accounts noted above, depending upon the role of a particular portfolio manager within the team structure for a given portfolio, these portfolio managers may also be involved with the management of other portfolios advised by Western Asset and its affiliates.

Portfolio Manager Compensation

Western Asset’s compensation system derives total compensation guidance for each employee based on annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The manager, the subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts

57

that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. For this reason, Western Asset has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker-dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio

58

manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager as of December 31, 2008.

Portfolio Manager	Dollar Range of Ownership of Securities
S. Kenneth Leech	None
Stephen A. Walsh	None
James J. Flick	None
Andrea A. Mack	None
Michael C. Buchanan	None

Expenses

In addition to amounts payable under the Management Agreement and 12b-1 plans (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such expense caps, waivers and/or reimbursements are described in the fund’s prospectus. The contractual and voluntary expense caps, fee waivers and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer

59

agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. In addition, voluntary expense caps and voluntary fee waivers and/or reimbursements do not cover interest expenses.

A voluntary expense cap may be reduced or terminated at any time. In order to implement a voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the voluntary expense cap and recapture arrangement.

Distributor

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to a written agreement dated December 1, 2005, as amended (the “distribution agreement”). Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”), an indirect subsidiary of Citigroup Inc., served as a co-distributor of the fund along with LMIS.

Under the Distribution Agreement, the distributor is appointed as non-exclusive principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold.

The Distribution Agreement is renewable from year to year with respect to the fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in the fund’s prospectus.

Services and Distribution Plan Arrangements

The fund has adopted a shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, B, C, and R shares. Under the 12b-1 Plan, the fund may pay monthly fees to LMIS at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to Class A shares, not to exceed 0.75% of the average daily net assets of the fund attributable to Class B shares, not to exceed 0.75% of the average daily net assets of the fund attributable to Class C shares and not to exceed 0.50% of the average daily net assets of the fund attributable to Class R shares. The fund’s Board has approved a reorganization (the “Reorganization”) pursuant to which the fund would acquire the assets and assume the liabilities of Legg Mason Limited Duration Bond Portfolio (the “Acquired Fund”). If the Reorganization is approved by the Acquired Fund shareholders, upon completion of the Reorganization, the Class C distribution/service fee would be reduced to 0.50% of the average daily net assets attributable to Class C shares.

60

Fees under the 12b-1 Plan may be used to make payments to the distributor and to other parties in respect of the sale of shares of the fund, for distribution services and for preparation, printing and distribution of prospectuses, statements of additional information and reports to prospective investors and for recipients other than existing shareholders. The fund also may make payments to the distributor and others providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of the applicable class of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the Rule 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of the fund during any year may be more or less than actual expenses incurred pursuant to the Rule 12b-1 Plan (except as otherwise described in the next paragraph). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales related expenses out of their own resources of any kind, including past profits or payments received from the fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and 12b-1 fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

For the fiscal year end December 31, 2008, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

LMIS

	Financial Advisor Expenses	Third Party Service Fees	Branch Operation Expenses	Marketing Distribution Expenses	Printing Expenses
Class A	$0	$115,587	$0	$0	N/A
Class B	$2,021	$4,205	$0	$0	$732
Class C	$253	$41,490	$0	$856	$2,954
Class R	N/A	N/A	N/A	N/A	N/A

61

12b-1 Plan Fees

The following service and distribution fees were incurred pursuant to the 12b-1 Plan during the fiscal years indicated:

	For the Fiscal year Ended December 31:
Class	2006	2007	2008
Class A	$193,275	$148,184	$115,587
Class B	$29,326	$20,363	$12,618
Class C	$80,188	$59,184	$41,749
Class R	N/A	N/A	N/A

Sales Charges

The aggregate dollar amount of commissions paid on shares during the fiscal years ended December 31, 2006, 2007 and 2008 were approximately as follows:

Initial Sales Charges

Class A Shares

For the fiscal years ended December 31:
2008	$189
2007	$145
2006	$100

Contingent Deferred Sales Charges

Class A Shares

For the fiscal years ended December 31:
2008	$		*
2007		$19,800
2006	$		*

Class B Shares

For the fiscal years ended December 31:
2008	$2,017
2007	$4,100
2006	$6,000

Class C Shares

For the fiscal years ended December 31:
2008	$100

*	Amount represents less than $100.

62

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the fund’s custodian. Securities may be held by a sub-custodian bank approved by the fund’s Trustees. State Street, among other things, maintains a bank account and a custody account or accounts in the name of the fund; receives all assets for the fund upon purchase delivered to it and delivers all such assets upon sale or other disposition or maturity; collects all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street is authorized to employ sub-custodians. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities.

Boston Financial Data Services, Inc. (the “transfer agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as transfer agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to the fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to each of the Independent Trustees of the Board.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending December 31, 2009.

Codes of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each of the fund, the manager, the subadviser and the distributor has adopted a Code of Ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the fund, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision-making process.

63

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify the class of shares purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of funds in an amount equal to at least the applicable investment minimum on a monthly, quarterly, every alternate month, semi-annual or annual basis, to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer may be charged a fee by the distributor or the transfer agent. Additional information is available from the fund or a Service Agent.

64

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value (‘NAV”) plus a sales charge, as described in the fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in the fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of a fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $500,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 0.50% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B Shares. Class B shares may only be acquired through exchange and may be subject to the contingent deferred sales charge of the fund you originally purchased. See “Contingent Deferred Sales Charge Provisions” below. The fund’s Board has approved a reorganization (the “Reorganization”) pursuant to which the fund would acquire the assets and assume the liabilities of Legg Mason Limited Duration Bond Portfolio (the “Acquired Fund”). If the Reorganization is approved by the Acquired Fund shareholders, Class B shares would be converted to Class A shares as of the date of the Reorganization, and would then be closed to all purchases and exchanges.

Class C and R Shares. Class C and Class R shares are sold at NAV without an initial sales charge and are not subject to contingent deferred sales charges.

Class I Shares. Effective October 17, 2007, Class I shares were closed to all new purchases and incoming exchanges. If the Reorganization is approved by the Acquired Fund shareholders, holders of Institutional shares of the Acquired Fund would receive Class I shares upon the completion of the Reorganization and would also be permitted to add to their Class I positions.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired Board Members, (ii) current employees of Legg Mason, and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements or other arrangements with the fund’s distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

65

(d)	purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

Letter of Intent. A Letter of Intent helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the Distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of three Asset Level Goal amounts, as follows:

(1) $100,000

(2) $250,000

(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a fund sold by the Distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the Distributor acquired by exchange from other funds offered with a sales charge may be credited toward your Letter of Intent asset goal. Certain funds and certain classes of shares of other funds sold by the Distributor may not be credited toward your Letter of Intent asset goal until May 18, 2009.

This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

66

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent is accepted (or the date of any increase in the amount of the Letter of Intent), will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

67

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further discussed in the fund’s prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately 8 years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Legg Mason Partners funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/ 2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemptions of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

68

Determination of Public Offering Price

The fund offers shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A and B shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the net asset value of a share of the fund as of December 31, 2008.

Class A (based on a net asset value of $3.34 and a maximum initial sales charge of 2.25%)	$3.42

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least 7 days’ prior notice to shareholders.

69

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent that withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distribution in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A and Class R Exchanges. Class A and Class R shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class B shares of the fund, which may be acquired only through an exchange with another Legg Mason Partners Fund, are subject upon redemption to the highest contingent deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made.

70

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged. Upon exchange for Class C Shares of a Legg Mason-sponsored equity or long-term fixed-income fund, the investor will be subject to the contingent deferred sales charge of that fund and the contingent deferred sales charge will be measured from the date of exchange.

Class I Shares. Effective October 17, 2007, Class I shares were closed to all incoming exchanges.

Additional Information Regarding Exchanges

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of Fund Shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday, except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see the fund’s prospectus for a description of procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions with respect to assets allocated to the subadviser.

71

Pursuant to its Sub-Advisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) to the fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduced its expenses as the fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund.

Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. The fund will pay a spread or commission in connection with such transactions.

Investment decisions for the fund are made independently from those for any other account or investment company that is or may in the future become advised by the subadviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by the fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, the fund or account within the block will receive the same price and commission. However random allocations of aggregate transactions may be made to

72

minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

When more than one fund or account managed by the subadviser engages in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the subadviser to be equitable to the fund and account.

For the fiscal year ended December 31, 2008, the fund did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker-dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2006, 2007 and 2008, the fund paid $0, $4,540 and $270, respectively, in brokerage commissions.

For fiscal years ended December 31, 2006, 2007 and 2008, the fund did not pay any brokerage commissions to LMIS or its affiliates.

As of December 31, 2008, the fund did not hold any securities issued by the fund’s regular broker-dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, the funds’ board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about the funds’ portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of a fund’s shareholders and those of LMPFA, the funds’ distributor or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC

73

rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to LMPFA or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s board of trustees.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the Board.

Currently, the funds typically disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

74

Set forth below is a list, as of March 31, 2009, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
RiskMetrics Group (formerly Institutional Shareholder Services) (Proxy voting services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Thomson Vestek	Daily	None
Factset	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protogent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
RogersCasey (equest)	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None

75

Recipient	Frequency	Delay Before Dissemination
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	25 Days after Quarter End
Broadridge	Daily	None
DST International	As necessary	Varies
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the trust) was filed with the State of Maryland on October 4, 2006. On April 16, 2007, the fund was redomiciled as a series of the trust. Prior to the date hereof, the fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust. Prior to the reorganization of the fund as a series of Legg Mason Partners Income Funds, the fund was a series of Legg Mason Partners Funds, Inc., a Maryland corporation.

The fund is a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the declaration). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

76

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

77

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business

78

judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports

The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the fund and its shareholders. The discussion is very general. Each current and prospective shareholder is therefore urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund will be treated as a separate taxpayer for U.S. federal income tax purposes. The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S.

79

government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

The fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

On December 31, 2008, the unused capital loss carryforwards of the Fund were approximately as follows: $7,870,952. For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains, if any, realized by the applicable fund prior to the expiration of the carryforwards. The carryforwards expire as follows:

December 31,
2013	2014	2015
$818,123	$6,746,682	$306,147

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, including any distributions of long-term capital gains, would be taxable to shareholders as ordinary dividend income to the extent of the fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among

80

other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that

81

it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund does not expect to be eligible to elect to pass through foreign taxes to its shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by the fund. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. The fund does not anticipate that it will invest in any PFICs.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If the fund were to invest in a PFIC and make a mark-to-market election, the fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, that fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the fund in October, November or December of any calendar year and payable to

82

shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the fund.

The fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction for corporate shareholders. The fund also does not expect any distributions to be treated as “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

83

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. The fund may be required in certain circumstances to apply backup withholding at the rate of 28% on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of the excess of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For fund taxable years beginning before January 1, 2010, the 30% withholding tax will not apply to dividends that the fund designates as (a) interest-related dividends, to the extent such dividends are derived from

84

the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is the fund’s net income derived from U.S.—source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The fund does not currently expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.”

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the fund and other affiliated funds (collectively the “funds”), SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against the fund or its Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals from the Second Circuit.

85

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the certain of the funds and CGMI, a former distributor of the funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

86

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision for the U.S. Court of Appeals from the Second Circuit.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the board of the Subject Trust, and the board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

***

87

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of December 31, 2008, Statement of Operations for the year ended December 31, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 2008, Financial Highlights for each of the years in the five-year period ended December 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the annual report to shareholders), filed on March 6, 2009; Accession Number 0001193125-09-047301 are incorporated by reference into this SAI .

88

APPENDIX A

Western Asset Management Company Proxy Voting Policies and Procedures

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy

A-1

Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A-2

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate

A-3

governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

A-4

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

A-5

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

A-6

APPENDIX B

RATINGS OF MUNICIPAL OBLIGATIONS

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax-Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Debt Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, Standard & Poor’s note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating ( “ IDR ” ). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long -term rating category, to categories below ‘CCC’, or to short -term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 84”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 84.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of May 14, 2008, and Amended and Restated Designation of Classes, effective as of May 14, 2008, is incorporated by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N1-A as filed with the SEC on September 12, 2008 (“Post-Effective Amendment No. 116”).

(4) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of November 2008, and Amended and Restated Designation of Classes, effective as of November 2008, is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2008 (“Post-Effective Amendment No. 118”).

(5) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of January 1, 2009, and Amended and Restated Designation of Classes, effective as of January 1, 2009, is incorporated herein by reference to Post-Effective Amendment No. 124.

(6) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Registrant, effective as of March 13, 2009, and Amended and Restated Designation of Classes, effective as of March 14, 2009, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on March 23, 2009.

(7) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Registrant, effective as of March 15, 2009, and Amended and Restated Designation of Classes, effective as of March 15, 2009, is incorporated herein by reference to Post-Effective Amendment No. 130.

(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 84.

(c) Not Applicable.

(d) (1) Management Agreement between the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”).

(2) Management Agreement between the Registrant, on behalf of Legg Mason Partners California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(4) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Plus Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Management Agreement between the Registrant, on behalf of Legg Mason Partners Strategic Income Fund (formerly Legg Mason Partners Diversified Strategic Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global High Yield Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Management Agreement between the Registrant, on behalf of Legg Mason Partners Government Securities Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Legg Mason Partners High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Inflation Management Fund (formerly known as Legg Mason Partners Inflation Management Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(11) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate-Term Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Legg Mason Partners Corporate Bond Fund (formerly Legg Mason Partners Investment Grade Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Management Agreement between the Registrant, on behalf of Legg Mason Partners Managed Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(15) Management Agreement between the Registrant, on behalf of Legg Mason Partners Massachusetts Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Legg Mason Partners Municipal High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Legg Mason Partners New Jersey Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Legg Mason Partners New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Legg Mason Partners Oregon Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(20) Management Agreement between the Registrant, on behalf of Legg Mason Partners Pennsylvania Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(21) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short Duration Municipal Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(22) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short/Intermediate U.S. Government Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(23) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short-Term Bond Fund (formerly Legg Mason Partner Short-Term Investment Grade Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(26) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Income Fund, and LMPFA dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008 (“Post-Effective Amendment No. 108”).

(27) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Legg Mason Partners Adjustable Rate Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners California Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Plus Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to Legg Mason Partners Core Plus Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Strategic Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Strategic Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Global High Yield Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Global High Yield Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Government Securities Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Global Inflation Management Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Global Inflation Management Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity California Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity New York Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate-Term Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Corporate Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Managed Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Massachusetts Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(47) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Municipal High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(48) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New Jersey Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(49) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New York Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(50) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Oregon Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(51) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Pennsylvania Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(52) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short Duration Municipal Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(53) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short/Intermediate U.S. Government Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(54) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short-Term Investment Grade Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(55) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(56) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Emerging Markets Debt Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(57) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(58) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Global High Yield Bond Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(59) Subadvisory Agreement between LMPFA and WAM with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108.

(60) Subadvisory Agreement between WAM and WAML with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108.

(61) Subadvisory Agreement between WAM and Western Asset Management Company Ltd., a corporation organized under the laws of Japan (“Western Japan”), with respect to Legg Mason Partners Global Income Fund, dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(62) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Legg Mason Partners Global Income Fund, dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(63) Subadvisory Agreement between WAM and Western Japan, with respect to Legg Mason Partners Global Inflation Management Fund, dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(64) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Partners Global Inflation Management Fund, dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(65) Subadvisory Agreement between WAM and Western Japan, with respect to Legg Mason Partners Strategic Income Fund, dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(66) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Partners Strategic Income Fund, dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(67) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Partners Global High Yield Bond Fund, dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(68) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Portfolio, dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(69) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Emerging Markets Debt Portfolio, dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(e) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC, on behalf of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners California Municipals Fund, Legg Mason Partners Core Bond Fund, Legg Mason Partners Core Plus Bond Fund, Legg Mason Partners Strategic Income Fund, Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners High Income Fund, Legg Mason Partners Global Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Corporate Bond Fund, Legg Mason Partners Managed Municipals Fund, Legg Mason Partners Massachusetts Municipals Fund, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund, Legg Mason Partners Short-Term Bond Fund, Western Asset Emerging Market Debt Portfolio and Western Asset Global High Yield Bond Portfolio, dated December 1, 2008, is incorporated herein by reference to Post-Effective Amendment No. 124.

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(h) (1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners California Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 30, 2006 is incorporated herein by reference to Post-Effective Amendment No. 40 to Legg Mason Partners Core Plus Bond Fund, Inc.’s Registration Statement on Form N1-A as filed with the SEC on November 30, 2006.

(4) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 30, 2007 is incorporated herein by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 28, 2007 (“Post-Effective Amendment No. 92”).

(5) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Diversified Strategic Income Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Government Securities Fund dated February 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners High Income Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Global Inflation Management Fund dated November 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008 (“Post-Effective Amendment No. 99”).

(9) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Managed Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners New York Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(11) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Pennsylvania Municipals Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 11, 2008 is incorporated by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”).

(13) Form of Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Corporate Bond Fund is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on March 23, 2009.

(14) Form of Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Short-Term Bond Fund is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on March 23, 2009.

(15) Transfer Agency and Services Agreement with Boston Financial Data Services, Inc. (“BFDS”) dated as of April 4, 2009 is incorporated herein by reference to Post-Effective Amendment No. 129.

(i) (1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Partners Inflation Management Fund and Class FI shares of Legg Mason Partners Short Duration Municipal Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008 (“Post-Effective Amendment No. 97”).

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund and Legg Mason Partners Massachusetts Municipals Fund, is incorporated herein by reference to Post-Effective Amendment No. 99.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund and Legg Mason Partners Investment Grade Bond Fund; and Class R Shares of Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners Investment Grade Bond Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund and Legg Mason Partners Short-Term Investment Grade Bond Fund, is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Managed Municipals Fund, Legg Mason Partners California Municipals Fund, Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio is incorporated herein by reference to Post-Effective Amendment No. 108.

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 111.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Oregon Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008 (“Post-Effective Amendment No. 114”).

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Partners Adjustable Rate Income Fund is incorporated herein by reference to Post-Effective Amendment No. 116.

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Partners Strategic Income Fund, Class FI share of Legg Mason Partners Municipal High Income Fund and Class R shares of Legg Mason Partners High Income Fund is incorporated by reference to Post-Effective Amendment No. 119.

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Portfolio is incorporated by reference to Post-Effective Amendment No. 123.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Legg Mason Partners Corporate Bond Fund is filed herewith.

(j) (1) Consents of Independent Registered Public Accounting Firm is filed herewith.

(2) Power of Attorney dated February 12, 2009 is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 26, 2009.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners California Municipals Fund, Legg Mason Partners Core Bond Fund, Legg Mason Partners Core Plus Bond Fund, Legg Mason Partners Strategic Income Fund, Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners High Income Fund, Legg Mason Partners Global Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Corporate Bond Fund, Legg Mason Partners Managed Municipals Fund, Legg Mason Partners Massachusetts Municipals Fund, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund, Legg Mason Partners Short-Term Bond Fund, Western Asset Emerging Market Debt Portfolio and Western Asset Global High Yield Bond Portfolio, dated February 6, 2007, as amended April 2009, is incorporated herein by reference to Post-Effective Amendment No. 130.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) Not Applicable

(p) (1) Code of Ethics of Citigroup Asset Management—North America (adopted by LMPFA) as amended September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 75.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

(3) Code of Ethics of WAM and certain supervised affiliates as of July 2007 is incorporated herein by reference to Post-Effective Amendment No. 116.

p (4) Code of Ethics of Western Japan is incorporated herein by reference to Post-Effective Amendment No. 116.

Item 24.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 26.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Western Asset Management Company—Subadviser—Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors

James W. Hirschmann III

Peter L. Bain

Jeffrey A. Nattans

Officers
Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
D. Daniel Fleet	President
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer
Gavin L. James	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Western Asset Management Company Limited — Subadviser—Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason. WAML is registered as an investment adviser under the Advisers Act. The following is a list of the officers and directors of WAML.

Directors

James W. Hirschmann III

Peter L. Bain

D. Daniel Fleet

Jeffrey A. Nattans

Michael B. Zelouf

Officers
D. Daniel Fleet	President
James W. Hirschmann III	Managing Director
Suzanne Taylor-King	Finance Officer
Michael B. Zelouf	Head of London Operations

Western Asset Management Company Pte Ltd — Subadviser—Western Asset Management Company Pte Ltd. (“Western Singapore”) was incorporated under the laws of Singapore as a corporation. Western Singapore is a wholly-owned subsidiary of Legg Mason. The following is a list of the officers and directors of Western Singapore.

Directors

Peter L. Bain

D. Daniel Fleet

Takashi Komatsu

Jeffrey A. Nattans

Naoya Orime

Officers
D. Daniel Fleet	President
Yasuaki Sudo	Finance Officer
Naoya Orime	Head of Tokyo Operations

Western Asset Management Company Ltd — Subadviser—Western Asset Management Company Ltd (“Western Japan”) was incorporated under the laws of Japan as a corporation. Western Japan is a wholly-owned subsidiary of Legg Mason. Western Japan is authorized and regulated in Japan by the Japanese Securities and Exchange Surveillance Commission. The following is a list of the officers and directors of Western Japan.

Directors

Peter L. Bain

D. Daniel Fleet

Takashi Komatsu

Jeffrey A. Nattans

Naoya Orime

Officers
D. Daniel Fleet	President
Yasuaki Sudo	Finance Officer
Naoya Orime	Head of Tokyo Operations

Following is a list of other substantial business activities in which directors, officers or partners of WAM, WAML, Western Singapore and Western Japan have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held
Peter L. Bain	Director, LMCM
Director, Batterymarch
Manager, Brandywine
Director, Brandywine Singapore
Manager, Clear Adv
Director, Clear Asset
Manager, GCIM
Senior Executive Vice President, Legg Mason, Inc.
Director, Barrett
Director, Bartlett
Director, LMFA
Director, LM Canada Hldg
Director, LM Funding
Manager, GAA
Manager, LMIC
Manager, LMPFA
Director, LMREI
Director, LMRESA
President and Director, LMRC
President and Director, LMRG
President and Director, LMRP
President and Director, LM Tower
President and Director, LMRCII
President and Director, LMRC Properties
Director, PCM I
Director, PCM II
Director, Permal
Manager, Royce
Director, WAM
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

D. Daniel Fleet	Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Jeffrey A. Nattans	Director, WAM
Vice President, Legg Mason, Inc.
Manager and Vice President, LMIH
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Officer/Director	Other Offices Held
James W. Hirschmann III	Director, WAM
Director, WAML

Following is a list of addresses for Item 26 with respect to WAM, WAML, Western Japan and Western Singapore:

Barrett Associates, Inc. (“Barrett”)

565 Fifth Avenue

New York, NY 10017

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eighth Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eighth Avenue

New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)

100 Light Street

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 Light Street

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 Light Street

Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)

100 Light Street

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“GAA”)

300 First Stamford Place, 4th Floor

Stamford, CT 06902

Legg Mason, Inc.

100 Light Street

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 Light Street

Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)

100 Light Street

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

399 Park Ave.

New York, NY 10022

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 Light Street

Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 Light Street

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 Light Street

Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)

100 Light Street

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 Light Street

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited (“WAML”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Ltd (“Western Japan”)

36F Shin-Marunouchi Building

5-1 Marunouchi 1-Chome Chiyoda-Ku

Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 48

120 Collins Street

GPO Box 507

Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Pte, Ltd (“Western Singapore”)

1 George Street, #23-01

Singapore 049145

Item 27.	Principal Underwriters

Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

Item 28.	Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Income Funds

55 Water Street

New York, New York 10041

With respect to the Registrant’s Investment Manager:

(2) c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Subadvisers:

(3) c/o Western Asset Management Company, Western Asset Management Company Limited, Western Singapore and Western Japan

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Custodian:

(4) State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

With respect to the Registrant’s Transfer Agent:

(5) PNC Global Investment Servicing (U.S.), Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

(6) Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, Massachusetts 02171

With respect to the Registrant’s Distributor:

(7) Legg Mason Investor Services, LLC

100 Light Street

Baltimore, Maryland 21202

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 29th day of April, 2009.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Legg Mason Partners Corporate Bond Fund (formerly known as Legg Mason Partners Investment Grade Bond Fund)

Legg Mason Partners Global High Yield Bond Fund

Legg Mason Partners Government Securities Fund

Legg Mason Partners Short-Term Bond Fund (formerly known as Legg Mason Partners Short-Term Investment Grade Bond Fund)

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on April 29, 2009.

Signature	Title

/s/ R. Jay Gerken R. Jay Gerken	President, Principal Executive Officer and Trustee

/s/ Frances M. Guggino Frances M. Guggino	Treasurer and Chief Financial Officer

/s/ Elliott J. Berv* Elliott J. Berv	Trustee

/s/ A. Benton Cocanougher* A. Benton Cocanougher	Trustee

/s/ Jane F. Dasher* Jane F. Dasher	Trustee

/s/ Mark T. Finn* Mark T. Finn	Trustee

/s/ Rainer Greeven* Rainer Greeven	Trustee

/s/ Stephen R. Gross* Stephen R. Gross	Trustee

/s/ Richard E. Hanson, Jr.* Richard E. Hanson, Jr.	Trustee

/s/ Diana R. Harrington* Diana R. Harrington	Trustee

/s/ Susan M. Heilbron* Susan M. Heilbron	Trustee

/s/ Susan B. Kerley* Susan B. Kerley	Trustee

/s/ Alan G. Merten* Alan G. Merten	Trustee

/s/ R. Richardson Pettit* R. Richardson Pettit	Trustee

*By: /s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney.

Exhibit Index

(i)(12)	Opinion and Consent of Venable LLP as to the legality of Class P shares of Legg Mason Partners Corporate Bond Fund.

(j)(1)	Consent of Independent Registered Public Accounting Firm.